FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-07

January 20, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,194,026,467
(Approximate Mortgage Pool Balance)

$1,040,295,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2015-GC27
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2015-GC27

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Rialto Mortgage Finance, LLC
Redwood Commercial Mortgage Corporation
RAIT Funding, LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton	Morgan Stanley
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated January 16, 2015, included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”), and a separate free writing prospectus, anticipated to be dated on or about January 20, 2015 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC or Morgan Stanley & Co. LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC or Morgan Stanley & Co. LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$43,807,000	30.000%(5)	[ ]%	(6)	2.69	3/15 - 11/19
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$49,712,000	30.000%(5)	[ ]%	(6)	4.86	11/19 - 1/20
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$17,250,000	30.000%(5)	[ ]%	(6)	6.84	12/21 - 12/21
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$250,000,000	30.000%(5)	[ ]%	(6)	9.70	7/24 - 11/24
Class A-5	Aaa(sf) / AAA(sf) / AAA(sf)	$398,793,000	30.000%(5)	[ ]%	(6)	9.82	11/24 - 12/24
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$76,256,000	30.000%(5)	[ ]%	(6)	7.25	1/20 - 7/24
Class X-A	Aa1(sf) / AAA(sf) / AAA(sf)	$913,430,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class X-B	NR / AAA(sf) / AAA(sf)	$126,865,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aa1(sf) / AAA(sf) / AAA(sf)	$77,612,000(11)	23.500%	[ ]%	(6)(7)	9.84	12/24 - 12/24
Class B(10)	Aa3(sf) / AA(sf) / AA(sf)	$56,716,000(11)	18.750%	[ ]%	(6)(7)	9.85	12/24 - 1/25
Class PEZ(10)	NR / A-(sf) / A(low)(sf)	$204,477,000(11)	12.875%(12)	(7)	(7)	9.87	12/24 - 1/25
Class C(10)	NR / A-(sf) / A(low)(sf)	$70,149,000(11)	12.875%(12)	[ ]%	(6)(7)	9.92	1/25 - 1/25

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / KBRA / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-E	NR / BB-(sf) / AAA(sf)	$35,821,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class X-F	NR / B-(sf) / AAA(sf)	$23,881,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class X-H	NR / NR / AAA(sf)	$40,298,466(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class D	NR / BBB-(sf) / BBB(low)(sf)	$53,731,000	8.375%	[ ]%	(6)	9.92	1/25 - 1/25
Class E	NR / BB-(sf) / BB(low)(sf)	$35,821,000	5.375%	[ ]%	(6)	9.92	1/25 - 1/25
Class F	NR / B+(sf) / B(sf)	$11,940,000	4.375%	[ ]%	(6)	9.92	1/25 - 1/25
Class G	NR / B-(sf)/ B(low)(sf)	$11,941,000	3.375%	[ ]%	(6)	9.92	1/25 - 1/25
Class H	NR / NR / NR	$40,298,466	0.000%	[ ]%	(6)	9.92	1/25 - 1/25
Class S(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(14)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Kroll Bond Rating Agency, Inc. (“KBRA”) and DBRS, Inc. (“DBRS”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, KBRA and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)
Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, of each mortgage loan and otherwise based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate specified in clause (ii), or (iv) the weighted average rate specified in clause (ii) less a specified percentage.

(7)
The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY (continued)

(8)
The Class X-A, Class X-B, Class X-E, Class X-F and Class X-H certificates (collectively, the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-E, Class X-F and Class X-H certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the aggregate of the certificate principal amounts of the Class B and Class C trust components from time to time. The notional amount of the Class X-E certificates will be equal to the certificate principal amount of the Class E certificates from time to time. The notional amount of the Class X-F certificates will be equal to the aggregate of the certificate principal amounts of the Class F and Class G certificates from time to time. The notional amount of the Class X-H certificates will be equal to the certificate principal amount of the Class H certificates from time to time.

(9)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class B and Class C trust components, as described in the Free Writing Prospectus. The pass-through rate on the Class X-E certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-F certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F and Class G certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-H certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class H certificates, as described in the Free Writing Prospectus.

(10)
The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(11)
On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding principal balances, subject to a variance of plus or minus 5%, of $77,612,000, $56,716,000 and $70,149,000, respectively. The exchangeable certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the exchangeable certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the Closing Date. The aggregate certificate principal amount of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate principal amount of exchangeable certificates that could be outstanding on the Closing Date, equal to $204,477,000 (subject to a variance of plus or minus 5%).

(12)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the Closing Date of $70,149,000 (subject to a variance of plus or minus 5%).

(13)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loans with an anticipated repayment date. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the free writing prospectus.

(14)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,194,026,467
Number of Mortgage Loans	100
Number of Mortgaged Properties	116
Average Cut-off Date Mortgage Loan Balance	$11,940,265
Weighted Average Mortgage Interest Rate	4.4510%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	115
Weighted Average Remaining Amortization Term (months)(4)	356
Weighted Average Cut-off Date LTV Ratio(5)	67.5%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	58.6%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	1.62x
Weighted Average Debt Yield on Underwritten NOI(8)	9.8%
% of Mortgage Loans with Subordinate Debt	18.4%
% of Mortgaged Properties with Single Tenants	9.9%

(1)
The Twin Cities Premium Outlets and Boca Hamptons Plaza Portfolio mortgage loans have one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room/unit/bed calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. The Kings Mountain Industrial mortgage loan has a related subordinate companion loan, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room/unit/bed calculations presented in this Term Sheet do not include the related subordinate companion loan unless otherwise indicated. Additionally, with respect to the Harmony Meadow and Harmony Grove mortgage loans, which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield of those mortgage loans are presented in the aggregate unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)
Excludes mortgage loans that are interest-only for the entire term and the Kings Mountain Industrial mortgage loan, which is interest-only for the first 117 payments and requires amortization payments thereafter as set forth on Annex G to the Free Writing Prospectus.

(5)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 1 mortgage loan, representing approximately 4.8% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the respective Cut-off Date LTV Ratio was calculated using an “as-is” appraised value plus a “capital deduction”. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 67.7%. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(6)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 16 mortgage loans, representing approximately 20.6% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the Kings Mountain Industrial mortgage loan, which mortgage loan is interest-only for each monthly payment until the monthly payment that is two months prior to the maturity date and then amortizes based on the non-standard amortization schedule set forth on Annex G to the Free Writing Prospectus, the Underwritten Debt Service Coverage Ratio is calculated based on the debt service during the interest-only period. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Drexel Hamilton, LLC and Morgan Stanley & Co. LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,194,026,467
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	Citibank, N.A.
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Park Bridge Lender Services LLC
Pricing:	Week of January 26, 2015
Closing Date:	February 9, 2015
Cut-off Date:	For each mortgage loan, the related due date for such mortgage loan in February 2015
Determination Date:	The 6th day of each month or, if such 6th day is not a business day, the next business day, commencing in March 2015
Distribution Date:	The 4th business day after the Determination Date, commencing in March 2015
Interest Accrual:	The preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Free Writing Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	February 2048
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$1,194,026,466 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 100 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,194,026,467 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $11,940,265 and are secured by 116 mortgaged properties located throughout 30 states

—	LTV: 67.5% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.62x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 9.8% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 77.1% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	33.3% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity or anticipated repayment date

-	43.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity or anticipated repayment date

—	Hard Lockboxes: 36.5% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  90.4% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 83 mortgage loans representing 79.8% of the Initial Pool Balance

-	Insurance: 65 mortgage loans representing 60.3% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 82 mortgage loans representing 87.1% of the Initial Pool Balance

-
Tenant Improvements / Leasing Commissions: 40 mortgage loans representing 70.6% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties and one self storage property with office and industrial tenants.

—	Predominantly Defeasance: 96.2% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 38.0% of the mortgaged properties by allocated Initial Pool Balance are retail properties (21.4% are anchored or shadow anchored retail properties)

—	Office: 21.6% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Multifamily: 19.6% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 8.9% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■	Geographic Diversity: The 116 mortgaged properties are located throughout 30 states with only one state having greater than 10.0% of the allocated Initial Pool Balance: New York (15.0%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	45	54	$466,338,585	39.1%
Goldman Sachs Mortgage Company	22	25	410,317,259	34.4
Rialto Mortgage Finance, LLC	16	18	159,166,613	13.3
Redwood Commercial Mortgage Corporation	11	11	118,427,450	9.9
RAIT Funding, LLC	6	8	39,776,560	3.3
Total	100	116	$1,194,026,467	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Beds	Cut-off Date Balance Per SF / Room / Bed	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Kemper Lakes Business Center	$99,000,000	8.3%	Office	1,053,486	$94	1.54x	10.4%	74.7%
393-401 Fifth Avenue	95,000,000	8.0	Office	218,162	$435	1.68x	7.8%	57.6%
Northeastern Hotel Portfolio	57,395,116	4.8	Hospitality	607	$94,555	1.74x	12.5%	63.6%
Twin Cities Premium Outlets	50,000,000	4.2	Retail	409,207	$281	2.42x	11.0%	53.2%
Highland Square	38,220,000	3.2	Multifamily	753	$50,757	1.26x	7.8%	74.9%
Whitman Square	32,167,352	2.7	Retail	145,565	$221	1.28x	7.8%	74.6%
Union Square Shopping Center	31,919,057	2.7	Retail	318,591	$100	1.37x	8.8%	70.9%
Centralia Outlets	31,000,000	2.6	Retail	186,798	$166	1.57x	10.1%	66.0%
40 Gansevoort Street	29,000,000	2.4	Mixed Use	47,800	$607	1.58x	7.0%	52.7%
Utica Park Place Shopping Center	29,000,000	2.4	Retail	477,247	$61	1.30x	9.4%	73.6%
Top 10 Total / Wtd. Avg.	$492,701,524	41.3%				1.62x	9.5%	65.8%
Remaining Total / Wtd. Avg.	701,324,942	58.7				1.62x	10.1%	68.6%
Total / Wtd. Avg.	$1,194,026,467	100.0%				1.62x	9.8%	67.5%

Pari Passu Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Twin Cities Premium Outlets(1)	$50,000,000	4.2%	$65,000,000	$115,000,000	GSMS 2014-GC26	Wells Fargo	LNR
Boca Hamptons Plaza Portfolio(1)(2)	$8,000,000	0.7%	$18,000,000	$26,000,000	CGCMT 2015-GC27	Wells Fargo	Midland

(1)	There is one related companion loan that is pari passu in right of payment.
(2)
The Boca Hamptons Plaza Portfolio loan combination will be serviced pursuant to the CGCMT 2015-GC27 pooling and servicing agreement.  Control/consultation rights with respect to Boca Hamptons Plaza Portfolio loan combination will be exercised by the Boca Hamptons Plaza Portfolio Controlling Note Holder, as described in “—–Structural Overview−Directing Holder” below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Subordinate Companion Loan or Existing Mezzanine Financing
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Subordinate B-Note Cut- off Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
393-401 Fifth Avenue(1)	$95,000,000	NA	$30,000,000	$125,000,000	5.3524%	57.6%	75.8%	1.68x	1.05x
Northeastern Hotel Portfolio(2)	$57,395,116	NA	$12,477,199	$69,872,315	5.6380%	63.6%	77.4%	1.74x	1.26x
Utica Park Place Shopping Center(3)	$29,000,000	NA	$1,000,000	$30,000,000	4.9637%	73.6%	76.2%	1.30x	1.23x
DoubleTree Little Rock(4)	$21,975,788	NA	$4,999,177	$26,974,965	5.8037%	74.5%	91.4%	1.86x	1.35x
Kings Mountain Industrial(5)	$16,200,000	$3,456,045	NA	$19,656,045	4.8000%	59.8%	72.5%(6)	1.99x	1.21x

(1)	The related mezzanine loan is initially being held by 393 Fifth Funding LLC and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.
(2)	The related mezzanine loan is initially being held by Goldman Sachs Mortgage Company and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.
(3)
The related mezzanine loan is initially being held by Redwood Commercial Mortgage Corporation, or its affiliate and is secured by the mezzanine borrower’s interests in the sole members of the related mortgage borrowers.

(4)
The related mezzanine loan is initially being held by Redwood Commercial Mortgage Corporation, or its affiliate and is secured by the mezzanine borrower’s interests in the sole members of the related mortgage borrowers.

(5)
The Kings Mountain Industrial mortgage loan is interest-only for each monthly payment until the monthly payment that is two months prior to the maturity date and then amortizes based on the non-standard amortization schedule set forth on Annex G to the Free Writing Prospectus. The Cut-off Date UW NCF DSCRs are calculated using the debt service for the mortgage loan’s interest only period.

(6)	Calculated based on the aggregate outstanding principal balance of the Kings Mountain Industrial loan combination.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
393-401 Fifth Avenue	CGMRC	New York	NY	Office	$95,000,000	8.0%	GECMC 2005-C2
Whitman Square	GSMC	Philadelphia	PA	Retail	$32,167,352	2.7%	GSMS 2005-GG4
Union Square Shopping Center	GSMC	Harrisburg	PA	Retail	$31,919,057	2.7%	JPMCC 2004-C3; MSC 2007-HQ11
Utica Park Place Shopping Center	RCMC	Utica	MI	Retail	$29,000,000	2.4%	LBUBS 2000-C5
Natomas Town Center	GSMC	Sacramento	CA	Retail	$24,801,489	2.1%	GSMS 2005-GG4
Hilton Garden Inn Norwalk	GSMC	Norwalk	CT	Hospitality	$18,219,930	1.5%	MLMT 2005-CIP1
Broadway Marketplace - Parcel 5	RAIT	Denver	CO	Retail	$14,548,310	1.2%	JPMCC 2004-C3
Poway Plaza	GSMC	Poway	CA	Retail	$13,000,000	1.1%	CSFB 2005-C2
Westview Business Park (C, D & E)	RCMC	Frederick	MD	Industrial	$10,972,539	0.9%	GECMC 2002-1A
Northfield Commons Retail Center	CGMRC	Troy	MI	Retail	$10,300,000	0.9%	GCCFC 2005-GG3
Fairway Business Center	CGMRC	Rancho Cucamonga	CA	Office	$10,000,000	0.8%	LBUBS 2004-C8
Hilton Garden Inn Shelton	GSMC	Shelton	CT	Hospitality	$9,539,204	0.8%	MLMT 2005-CIP1
Walmart Super Center Georgia	GSMC	Villa Rica	GA	Retail	$9,327,500	0.8%	MLMT 2005-CKI1
Village Shopping Center	GSMC	Durham	NC	Retail	$9,213,963	0.8%	GCCFC 2005-GG3
Union Town Center	RCMC	Colorado Springs	CO	Retail	$8,440,000	0.7%	GCCFC 2004-GG1; WBCMT 2006-C28
Zane Plaza Shopping Center	RMF	Chillicothe	OH	Retail	$8,233,642	0.7%	JPMCC 2004-CBX
Bayshore Office Center	CGMRC	Tampa	FL	Office	$7,900,353	0.7%	GCCFC 2005-GG3
Las Misiones Apartments	CGMRC	Mission	TX	Multifamily	$6,938,000	0.6%	JPMCC 2004-CBX; JPMCC 2005-CB13
Boca Hamptons Plaza	RMF	Boca Raton	FL	Mixed Use	$5,846,154	0.5%	JPMCC 2005-CB11
Emerick Manor	RMF	Warrensville Heights	OH	Multifamily	$5,225,000	0.4%	MLCFC 2007-8
Hacienda Crossing	CGMRC	Las Vegas	NV	Industrial	$4,500,000	0.4%	MSC 2007-IQ16
Moore Self Storage	CGMRC	Winston Salem	NC	Self Storage	$4,483,626	0.4%	JPMCC 2005-LDP1
Chesterville Gardens	RAIT	Tupelo	MS	Multifamily	$4,294,794	0.4%	COMM 2005-LP5
CSS Concord	CGMRC	Concord	CA	Self Storage	$4,045,280	0.3%	BSCMS 2004-PWR4
Peachtree City Marketplace	GSMC	Peachtree City	GA	Retail	$4,034,796	0.3%	GCCFC 2005-GG3
Congress Apartments	RAIT	West Milwaukee	WI	Multifamily	$3,909,429	0.3%	COMM 2004-LB3A
Deerfield Crossing	RCMC	Lebanon	OH	Multifamily	$3,850,000	0.3%	CSFB 2005-C2
Walgreens- Portsmouth	CGMRC	Portsmouth	VA	Retail	$3,776,797	0.3%	LBUBS 2004-C7
Walgreens - Raleigh, NC	RCMC	Raleigh	NC	Retail	$3,146,075	0.3%	CSFB 2005-C5
Walgreens - Franklinton, NC	RCMC	Franklinton	NC	Retail	$2,846,449	0.2%	CSFB 2005-C5
Walgreens - Carthage, NC	RCMC	Carthage	NC	Retail	$2,696,599	0.2%	COMM 2005-C6
Trade Court Shoppes	CGMRC	Mooresville	NC	Retail	$1,897,653	0.2%	CSFB 2004-C5
Foxwood Apartments	RAIT	Warner Robins	GA	Multifamily	$1,678,130	0.1%	JPMCC 2005-LDP2
Erin Way Apartments	RAIT	Greenfield	WI	Multifamily	$1,484,135	0.1%	COMM 2004-LB3A
One Broad Street	CGMRC	Glens Falls	NY	Office	$1,397,627	0.1%	MSC 2005-HQ6
Westwood Apartments	RAIT	Warner Robins	GA	Multifamily	$1,318,530	0.1%	JPMCC 2002-C3
One Industrial Plaza	RMF	South Valley Stream	NY	Industrial	$1,015,385	0.1%	JPMCC 2005-CB11

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	49	$453,371,774	38.0%	1.72x	66.6%	9.9%
Anchored	14	178,000,383	14.9	1.63x	69.1%	10.0%
Outlet Center	2	81,000,000	6.8	2.09x	58.1%	10.7%
Shadow Anchored	6	77,899,958	6.5	1.67x	69.5%	9.5%
Single Tenant Retail	16	68,909,950	5.8	1.66x	66.7%	9.0%
Unanchored	11	47,561,482	4.0	1.58x	67.0%	10.2%
Office	11	$258,185,263	21.6%	1.57x	66.9%	9.3%
General Suburban	9	160,426,552	13.4	1.51x	72.3%	10.3%
CBD	2	97,758,710	8.2	1.67x	58.1%	7.9%
Multifamily	25	$233,553,220	19.6%	1.39x	72.3%	9.1%
Garden	22	173,608,220	14.5	1.42x	71.6%	9.4%
Student Housing	2	54,720,000	4.6	1.30x	74.4%	8.0%
Mid-Rise	1	5,225,000	0.4	1.36x	76.4%	9.2%
Hospitality	9	$106,109,789	8.9%	1.80x	65.6%	13.1%
Full Service	3	46,688,126	3.9	1.78x	69.6%	13.0%
Limited Service	3	36,911,590	3.1	1.76x	63.3%	13.0%
Select Service	2	18,516,842	1.6	1.82x	62.4%	12.7%
Extended Stay	1	3,993,231	0.3	2.20x	55.5%	16.0%
Mixed Use	5	$57,964,116	4.9%	1.66x	58.6%	8.5%
Office/Retail	5	57,964,116	4.9	1.66x	58.6%	8.5%
Self Storage	9	$42,759,441	3.6%	1.49x	70.0%	9.4%
Industrial	8	$42,082,863	3.5%	1.68x	67.2%	10.1%
Flex	6	24,744,402	2.1	1.49x	72.0%	10.0%
Warehouse	2	17,338,462	1.5	1.95x	60.4%	10.2%
Total / Wtd. Avg.	116	$1,194,026,467	100.0%	1.62x	67.5%	9.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	11	$178,783,042	15.0%	$319,700,000	16.4%	$16,439,372	13.0%
Illinois	2	102,785,940	8.6	137,700,000	7.1	10,641,342	8.4
California	11	102,568,607	8.6	175,420,000	9.0	11,118,262	8.8
Texas	10	100,691,006	8.4	142,840,000	7.3	9,782,016	7.8
North Carolina	13	79,624,100	6.7	115,515,000	5.9	7,677,800	6.1
Pennsylvania	3	68,481,431	5.7	94,100,000	4.8	5,733,370	4.5
Ohio	8	66,764,581	5.6	94,765,000	4.9	6,720,166	5.3
Michigan	7	60,170,000	5.0	80,955,000	4.2	5,628,408	4.5
Florida	8	52,486,507	4.4	91,920,000	4.7	5,721,277	4.5
Minnesota	1	50,000,000	4.2	216,000,000	11.1	12,654,021	10.0
Colorado	6	49,630,706	4.2	71,040,000	3.6	5,123,056	4.1
Mississippi	2	42,514,794	3.6	56,750,000	2.9	3,372,146	2.7
Washington	1	31,000,000	2.6	47,000,000	2.4	3,116,410	2.5
Connecticut	2	27,759,134	2.3	43,650,000	2.2	3,372,608	2.7
Maryland	2	25,972,539	2.2	39,900,000	2.0	2,521,994	2.0
Arkansas	1	21,975,788	1.8	29,500,000	1.5	3,064,974	2.4
Georgia	6	21,149,234	1.8	32,300,000	1.7	2,094,458	1.7
Nevada	4	17,110,000	1.4	23,500,000	1.2	1,516,453	1.2
Virginia	3	15,703,406	1.3	22,825,000	1.2	1,479,214	1.2
Wisconsin	3	14,867,861	1.2	20,950,000	1.1	1,428,200	1.1
Tennessee	2	12,575,620	1.1	18,470,000	0.9	1,447,103	1.1
Kansas	1	8,900,000	0.7	12,000,000	0.6	1,047,887	0.8
Arizona	1	8,725,000	0.7	13,300,000	0.7	1,005,341	0.8
Indiana	1	8,400,000	0.7	11,500,000	0.6	862,463	0.7
Maine	1	6,000,000	0.5	8,000,000	0.4	546,144	0.4
New Jersey	2	5,731,975	0.5	10,600,000	0.5	823,754	0.7
Alabama	1	5,390,000	0.5	7,525,000	0.4	550,917	0.4
South Carolina	1	4,244,957	0.4	5,700,000	0.3	355,483	0.3
Rhode Island	1	2,222,312	0.2	3,200,000	0.2	192,858	0.2
Louisiana	1	1,797,926	0.2	2,400,000	0.1	156,939	0.1
Total	116	$1,194,026,467	100.0%	$1,949,025,000	100.0%	$126,194,436	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
							% of
			% of		Number of		Initial
	Number of		Initial	Range of Cut-off	Mortgage		Pool
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Date LTV (%)	Loans	Cut-off Date Balance	Balance
Balances ($)	Loans	Balance	Balance	41.1 - 44.9	2	$14,397,627	1.2%
1,219,885 - 4,999,999	32	$109,325,902	9.2%	45.0 - 49.9	2	24,000,000	2.0
5,000,000 - 9,999,999	35	258,626,573	21.7	50.0 - 54.9	3	96,250,000	8.1
10,000,000 - 14,999,999	13	147,575,190	12.4	55.0 - 59.9	8	138,294,714	11.6
15,000,000 - 19,999,999	7	114,520,000	9.6	60.0 - 64.9	7	99,466,946	8.3
20,000,000 - 29,999,999	5	129,277,277	10.8	65.0 - 69.9	22	176,554,983	14.8
30,000,000 - 49,999,999	4	133,306,409	11.2	70.0 - 74.9	48	574,143,933	48.1
50,000,000 - 69,999,999	2	107,395,116	9.0	75.0 - 77.2	8	70,918,263	5.9
70,000,000 - 99,000,000	2	194,000,000	16.2	Total	100	$1,194,026,467	100.0%
Total	100	$1,194,026,467	100.0%	(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Underwritten DSCRs(1)				Distribution of Maturity Date/ARD LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
	Mortgage	Cut-off Date	Pool	Range of Maturity	Mortgage		Pool
Range of UW DSCR (x)	Loans	Balance	Balance	Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
1.21 - 1.30	8	$143,237,352	12.0%	30.2 - 39.9	2	$4,890,023	0.4%
1.31 - 1.40	26	209,809,732	17.6	40.0 - 44.9	6	32,757,626	2.7
1.41 - 1.50	21	156,981,076	13.1	45.0 - 49.9	7	117,386,585	9.8
1.51 - 1.60	16	280,440,376	23.5	50.0 - 54.9	11	173,673,389	14.5
1.61 - 1.70	7	130,849,540	11.0	55.0 - 59.9	33	402,930,709	33.7
1.71 - 1.80	5	88,886,579	7.4	60.0 - 64.9	23	210,327,913	17.6
1.81 - 1.90	4	35,765,811	3.0	65.0 - 69.9	17	243,510,222	20.4
1.91 - 3.05	13	148,056,001	12.4	70.0 - 74.5	1	8,550,000	0.7
Total	100	$1,194,026,467	100.0%	Total	100	$1,194,026,467	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool				(1) See footnotes (1), (3) and (6) to the table entitled “Mortgage Pool
Characteristics” above.				Characteristics” above.

Distribution of Amortization Types(1)				Distribution of Loan Purpose
	Number		% of		Number		% of
	of		Initial		of		Initial
	Mortgage	Cut-off Date	Pool		Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance	Loan Purpose	Loans	Balance	Balance
Amortizing (20 Years)	1	$3,492,396	0.3%	Refinance	60	$698,250,199	58.5%
Amortizing (25 Years)	7	29,348,081	2.5	Acquisition	35	468,089,809	39.2
Amortizing (30 Years)	35	347,778,283	29.1	Recapitalization	3	15,119,716	1.3
Amortizing (30 Years) - ARD	4	16,770,207	1.4	Refinance/Acquisition	2	12,566,743	1.1
Interest Only, Then Amortizing(2)	40	523,419,000	43.8	Total	100	$1,194,026,467	100.0%
Interest Only	13	273,218,500	22.9
Total	100	$1,194,026,467	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or				Distribution of Mortgage Interest Rates
anticipated repayment date.							% of
(2) Original partial interest only periods range from 12 to 84 months.					Number of		Initial
				Range of Mortgage	Mortgage		Pool
Distribution of Lockboxes				Interest Rates (%)	Loans	Cut-off Date Balance	Balance
			% of	4.000 - 4.249	11	$193,153,098	16.2%
			Initial	4.250 - 4.499	45	613,449,330	51.4
	Number of	Cut-off Date	Pool	4.500 - 4.749	32	268,627,267	22.5
Lockbox Type	Mortgage Loans	Balance	Balance	4.750 - 4.999	9	97,596,437	8.2
Springing	62	$544,920,386	45.6%	5.250 - 5.499	2	11,726,038	1.0
Hard	22	435,688,648	36.5	5.750 - 5.940	1	9,474,297	0.8
Soft Springing	3	101,645,116	8.5	Total	100	$1,194,026,467	100.0%
None	6	78,931,502	6.6
Soft	7	32,840,815	2.8
Total	100	$1,194,026,467	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage	Cut-off Date	Pool
Underwritten NOI (%)	Loans	Balance	Balance
7.0 - 7.9	6	$217,687,352	18.2%
8.0 - 8.9	20	148,500,969	12.4
9.0 - 9.9	36	321,118,838	26.9
10.0 - 10.9	15	228,808,217	19.2
11.0 - 11.9	7	100,297,280	8.4
12.0 - 12.9	5	110,859,079	9.3
13.0 - 13.9	8	57,871,478	4.8
15.0 - 17.5	3	8,883,254	0.7
Total	100	$1,194,026,467	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage	Cut-off Date	Pool
Underwritten NCF (%)	Loans	Balance	Balance
6.8 - 7.9	10	$252,464,852	21.1%
8.0 - 8.9	39	311,805,958	26.1
9.0 - 9.9	28	353,366,226	29.6
10.0 - 10.9	9	165,384,699	13.9
11.0 - 11.9	8	77,124,999	6.5
12.0 - 12.9	3	24,397,627	2.0
13.0 - 13.9	1	1,996,479	0.2
14.0 - 14.9	1	3,993,231	0.3
15.0 - 15.6	1	3,492,396	0.3
Total	100	$1,194,026,467	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage	Cut-off Date	Pool
Period (months)	Loans	Balance	Balance
12	4	$56,041,000	4.7%
24	6	$42,240,000	3.5%
36	17	$169,988,000	14.2%
48	1	$15,250,000	1.3%
60	11	$224,900,000	18.8%
84	1	$15,000,000	1.3%

Distribution of Original Terms to Maturity/ARD(1)
	Number of		% of Initial
Original Term to	Mortgage	Cut-off Date	Pool
Maturity/ARD (months)	Loans	Balance	Balance
60	4	$49,519,510	4.1%
84	1	17,250,000	1.4
120	95	1,127,256,956	94.4
Total	100	$1,194,026,467	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining	Number of		% of Initial
Terms to Maturity/ARD	Mortgage	Cut-off Date	Pool
(months)	Loans	Balance	Balance
57 - 60	4	$49,519,510	4.1%
82 - 83	1	17,250,000	1.4
113 - 119	95	1,127,256,956	94.4
Total	100	$1,194,026,467	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)(2)
			% of
Range of Original	Number of		Initial
Amortization	Mortgage	Cut-off Date	Pool
Terms (months)	Loans	Balance	Balance
Interest Only	13	$273,218,500	22.9%
240	1	3,492,396	0.3
300	8	42,148,081	3.5
360	78	875,167,490	73.3
Total	100	$1,194,026,467	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

(2)   The Kings Mountain Industrial mortgage loan is treated as Interest Only. See footnote (4) to the table entitled “Mortgage Pool Characteristics” above for a description of the Kings Mountain Industrial mortgage loan.

Distribution of Remaining Amortization Terms(1)(2)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage	Cut-off Date	Pool
Terms (months)	Loans	Balance	Balance
Interest Only	13	$273,218,500	22.9%
239	1	3,492,396	0.3
295 - 300	8	42,148,081	3.5
355 - 360	78	875,167,490	73.3
Total	100	$1,194,026,467	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

(2)   The Kings Mountain Industrial mortgage loan is treated as Interest Only. See footnote (4) to the table entitled “Mortgage Pool Characteristics” above for a description of the Kings Mountain Industrial mortgage loan.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage	Cut-off Date	Pool
Provision	Loans	Balance	Balance
Defeasance	95	$1,149,058,723	96.2%
Yield Maintenance	5	44,967,743	3.8
Total	100	$1,194,026,467	100.0%

Distribution of Escrow Types
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Escrow Type	Loans	Balance	Balance
Replacement Reserves(1)	82	$1,040,386,619	87.1%
Real Estate Tax	83	$953,369,594	79.8%
Insurance	65	$720,084,854	60.3%
TI/LC(2)	40	$578,879,971	70.6%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of total retail, office, mixed use and industrial properties and one self storage property with office and industrial tenants only.
The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
DoubleTree Little Rock	Hospitality	$21,975,788	1.8%	59	1.86x	13.9%	74.5%
Avalon Square Apartments	Multifamily	$10,293,722	0.9%	57	1.52x	10.6%	74.6%
Midtown Center	Retail	$8,700,000	0.7%	58	1.63x	8.3%	65.4%
Willow Lake Apartments	Multifamily	$8,550,000	0.7%	58	1.31x	8.1%	77.0%

(1)
The table above presents the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

Class A-3 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
NY & NJ Mixed Use Portfolio	Various	$17,250,000	1.4%	82	2.61x	12.0%	54.1%

(1)
The table above presents the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balance of the Class A-3 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-3 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW

Distributions
On each distribution date, funds available for distribution from the mortgage loans, net of specified expenses of the issuing entity net of yield maintenance charges and prepayment premiums and net of any excess interest distributable on the Class S certificates, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-E, X-F and X-H certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-E, Class X-F and Class X-H certificates, up to, and pro rata, in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above.  However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-E, Class X-F, Class X-H, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F, Class G, and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class D, Class E, Class F, Class G, and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amounts of the Class B and Class C trust components resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-E certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-F certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-H certificates will be reduced to reflect reductions in the certificate principal amount of the Class H certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-E, Class X-F, Class X-H, Class E, Class F, Class G, Class H, Class S or Class R certificates.  Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the serviced loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Serviced Loans / Outside Serviced Mortgage Loans
The Twin Cities Premium Outlets loan combination constitutes an “outside serviced loan combination” and the related mortgage loan constitutes an “outside serviced mortgage loan.”  The Boca Hamptons Plaza Portfolio loan combination constitutes a “serviced loan combination,” the related mortgage loan constitutes a “serviced mortgage loan” and the related companion loan constitutes a “serviced companion loan.” The Kings Mountain Industrial loan combination constitutes a “serviced loan combination,” the related mortgage loan constitutes a “serviced mortgage loan” and the related subordinate companion loan constitutes a “serviced companion loan”. All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and all of the serviced mortgage loans, together with any serviced companion loans, are sometimes referred to in this Term Sheet as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2015-GC27 pooling and servicing agreement.  See “—Loan Combinations” below.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan.  In general, any appraisal reduction amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances.  In the case of an outside serviced mortgage loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “—Loan Combinations” below).  As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates, Class S and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-E, Class X-F, and Class X-H certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced loan that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. If a serviced mortgage loan that is part of a serviced loan combination (if any) becomes a defaulted mortgage loan, and if the special servicer decides to sell such defaulted mortgage loan, then the special servicer will be required to sell any related pari passu companion loan together with such defaulted mortgage loan as a single whole loan. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related companion loan(s) as one whole loan.

With respect to the Kings Mountain Industrial loan combination, the holder of the subordinate companion loan has a right to purchase the related defaulted mortgage loan from the issuing entity as described in “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2015-GC27 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange

Directing Holder
The “Directing Holder” with respect to any mortgage loan or, if applicable, loan combination (other than an outside serviced loan combination) under the CGCMT 2015-GC27 pooling and servicing agreement will be:  (a) with respect to any such mortgage loan or loan combination other than (x) the Kings Mountain Industrial loan combination and (y) the Boca Hamptons Plaza Portfolio loan combination, the Controlling Class Representative; (b) with respect to the Kings Mountain Industrial loan combination, (x) prior to the occurrence and continuance of an applicable Subordinate Companion Loan Control Termination Event, the holder of the related subordinate companion loan and (y) following the occurrence and during the continuance of an applicable Subordinate Companion Loan Control Termination Event, the Controlling Class Representative; and (c) with respect to the Boca Hamptons Plaza Portfolio loan combination, the Boca Hamptons Plaza Portfolio Controlling Note Holder.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount).  The controlling class is the most subordinate class of the Class E, Class F, Class G and Class H certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class. See “The Pooling and Servicing Agreement—Directing Holder” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that one or more entities managed by Ellington Management Group, LLC will be the initial controlling class certificateholder(s) and is expected to appoint Ellington Management Group, LLC, or its affiliate, to be the initial Controlling Class Representative.

Boca Hamptons Plaza Portfolio Controlling Note Holder
The “Boca Hamptons Plaza Portfolio Controlling Note Holder” will be (i) at any time that the Boca Hamptons Plaza Portfolio companion loan is not included in a securitization trust, the holder of the Boca Hamptons Plaza Portfolio companion loan, and (ii) if and for so long as the Boca Hamptons Plaza Portfolio companion loan is included in a securitization trust and no Boca Hamptons Plaza Portfolio Consultation Termination Event has occurred and is continuing, the “controlling class representative” (or equivalent party) under the Boca Hamptons Plaza Portfolio companion loan securitization trust pooling and servicing agreement or such other party specified in such pooling and servicing agreement as authorized to exercise the rights of the Boca Hamptons Plaza Portfolio Controlling Note Holder.  During any period that the Boca Hamptons Plaza Portfolio companion loan is included in a securitization trust and a Boca Hamptons Plaza Portfolio Consultation Termination Event has occurred and is continuing, there will be no Boca Hamptons Plaza Portfolio Controlling Note Holder.

It is anticipated that Rialto Mortgage Finance, LLC will be the initial Boca Hamptons Plaza Portfolio Controlling Note Holder.

Control Termination Event
A “Control Termination Event” will exist: (a) with respect to the Boca Hamptons Plaza Portfolio loan combination, when a Boca Hamptons Plaza Portfolio Control Termination Event has occurred and is continuing; (b) with respect to the Kings Mountain Industrial loan combination, when both a Controlling Class Representative Control Termination Event has occurred and is continuing, and an applicable Subordinate Companion Loan Control Termination Event has occurred and is continuing; and (c) with respect to any other mortgage loan or, if applicable, loan combination, serviced under the CGCMT 2015-GC27 pooling and servicing agreement, when a Controlling Class Representative Control Termination Event has occurred and is continuing.

Controlling Class Representative Control Termination Event
A “Controlling Class Representative Control Termination Event” will occur when no class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Controlling Class Representative Control Termination Event is deemed to have occurred pursuant to the terms of the CGCMT 2015-GC27 pooling and servicing agreement.

Subordinate Companion Loan Control Termination Event
A “Subordinate Companion Loan Control Termination Event” will exist, with respect to the Kings Mountain Industrial loan combination, if and for so long as the holder of the related subordinate companion loan is not the “controlling note holder” with respect to the Kings Mountain Industrial loan combination pursuant to the related co-lender agreement, as described under “Description of the Mortgage Loans—The Loan Combinations—The Kings Mountain Industrial Loan Combination” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Boca Hamptons Plaza Portfolio Control Termination Event
A “Boca Hamptons Plaza Portfolio Control Termination Event” will exist when (a) the Boca Hamptons Plaza Portfolio companion loan has been included in a securitization and (b) the certificate administrator and the special servicer have received a Boca Hamptons Plaza Portfolio Control Termination Event Notice (which has not been revoked).  A “Boca Hamptons Plaza Portfolio Control Termination Event Notice” is a written notice from a party to the Boca Hamptons Plaza Portfolio companion loan securitization trust pooling and servicing agreement indicating that a “control termination event” (or the equivalent) has occurred and is continuing under the Boca Hamptons Plaza Portfolio companion loan securitization trust pooling and servicing agreement, which may be revoked in accordance with the terms of such pooling and servicing agreement if such control termination event ceases to exist.

Consultation Termination Event
A “Consultation Termination Event” will exist: (a) with respect to the Boca Hamptons Plaza Portfolio loan combination, when a Boca Hampton Plaza Portfolio consultation termination event has occurred and is continuing; (b) with respect to the Kings Mountain Industrial loan combination, when both a Controlling Class Representative Consultation Termination Event has occurred and is continuing, and an applicable Subordinate Companion Loan Control Termination Event has occurred and is continuing; and (c) with respect to any other mortgage loan or, if applicable, loan combination serviced under the CGCMT 2015-GC27 pooling and servicing agreement, when a Controlling Class Representative Consultation Termination Event has occurred and is continuing.

Controlling Class Representative Consultation Termination Event
A “Controlling Class Representative Consultation Termination Event” will occur when no Class of the Class E, Class F, Class G and Class H certificates has an outstanding certificate principal amount, without regard to the allocation of any appraisal reduction amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Controlling Class Representative Consultation Termination Event is deemed to have occurred pursuant to the terms of the CGCMT 2015-GC27 pooling and servicing agreement.

Boca Hamptons Plaza Portfolio Consultation Termination Event
A “Boca Hamptons Plaza Portfolio Consultation Termination Event” will occur when (a) the Boca Hamptons Plaza Portfolio companion loan is included in a securitization trust, and (b) the certificate administrator and the special servicer have received a Boca Hamptons Plaza Portfolio Consultation Termination Event Notice.  A “Boca Hamptons Plaza Portfolio Consultation Termination Event Notice” is a written notice from a party to the Boca Hamptons Plaza Portfolio companion loan securitization trust pooling and servicing agreement indicating that a “consultation termination event” (or the equivalent) has occurred and is continuing under the Boca Hamptons Plaza Portfolio companion loan securitization trust pooling and servicing agreement.

Control/Consultation Rights
So long as an applicable Control Termination Event does not exist, the related Directing Holder will be entitled to have consent and/or consultation rights under the CGCMT 2015-GC27 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each mortgage loan or, if applicable, loan combination (other than an outside serviced mortgage loan).

With respect to the Kings Mountain Industrial loan combination, after the occurrence and during the continuance of an applicable Subordinate Companion Loan Control Termination Event, (x) the consent and/or consultation rights of the holder of the related subordinate companion loan will terminate and (y) so long as a Controlling Class Representative Control Termination Event does not exist, the Controlling Class Representative will exercise the rights of the Directing Holder with respect to the Kings Mountain Industrial loan combination.

After the occurrence and during the continuance of a Controlling Class Representative Control Termination Event or a Boca Hamptons Plaza Portfolio Control Termination Event, the consent rights of the Controlling Class Representative or the Boca Hamptons Plaza Portfolio Controlling Note Holder, as applicable, will terminate, and the Controlling Class Representative or the Boca Hamptons Plaza Portfolio Controlling Note Holder, as applicable, will retain consultation rights under the CGCMT 2015-GC27 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the applicable mortgage loan(s) and companion loan(s); provided, however, that the Controlling Class Representative will not be permitted to consult with respect to the Kings Mountain Industrial loan combination prior to the occurrence and continuance of an applicable Subordinate Companion Loan Control Termination Event.

After the occurrence and during the continuance of a Controlling Class Representative Consultation Termination Event or a Boca Hamptons Plaza Portfolio Consultation Termination Event, all of these rights of the Controlling Class Representative or the Boca Hamptons Plaza Portfolio Controlling Note Holder, as applicable, with respect to the applicable mortgage loan(s) and companion loan(s) will terminate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2015-GC27 pooling and servicing agreement, then a Controlling Class Representative Control Termination Event and a Controlling Class Representative Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the Controlling Class Representative will have limited consultation rights, and the applicable outside controlling class representative pursuant to the related outside servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

With respect to the Boca Hamptons Plaza Portfolio loan combination, the Controlling Class Representative will have limited consultation rights, and the Boca Hamptons Plaza Portfolio Controlling Note Holder pursuant to the CGCMT 2015-GC27 pooling and servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the Boca Hamptons Plaza Portfolio loan combination, as provided for in the related co-lender agreement and in the CGCMT 2015-GC27 pooling and servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations
The Twin Cities Premium Outlets mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000, represents approximately 4.2% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $65,000,000, which was contributed to the mortgage pool backing the GS Mortgage Securities Trust 2014-GC26, Commercial Mortgage Pass-Through Certificates, Series 2014-GC26 (referred to in this Term Sheet as the “GSMS 2014-GC26 certificates”) transaction. The Twin Cities Premium Outlets mortgage loan and the related companion loan are being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2014-GC26 certificates (referred to in this Term Sheet as the “GSMS 2014-GC26 pooling and servicing agreement”), pursuant to which Wells Fargo Bank, National Association is acting as master servicer and LNR Partners, LLC is acting as special servicer.

The Kings Mountain Industrial mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $16,200,000 and represents approximately 1.4% of the Initial Pool Balance, and has one related subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $3,456,045 and is held by a third party unaffiliated with any party to this securitization transaction.  The Kings Mountain Industrial mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC27 pooling and servicing agreement.

The Boca Hamptons Plaza Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $8,000,000 and represents approximately 0.7% of the Initial Pool Balance, and has one related companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $18,000,000 and is expected to be included in one or more future commercial mortgage loan securitizations.  The Boca Hamptons Plaza Portfolio mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC27 pooling and servicing agreement.

The Twin Cities Premium Outlets mortgage loan is referred to in this Term Sheet as an “outside serviced mortgage loan”, and an outside serviced mortgage loan, together with the related companion loan, is referred to in this Term Sheet as an “outside serviced loan combination”. The GSMS 2014-GC26 pooling and servicing agreement is referred to in this Term Sheet (in each case, with respect to the applicable outside serviced mortgage loan) as an “outside servicing agreement”. The controlling class representative under the GSMS 2014-GC26 securitization is referred to in this Term Sheet (in each case, with respect to the applicable outside serviced mortgage loan) as an “outside controlling class representative”.  See “Description of the Mortgage Pool – The Loan Combinations” in the Free Writing Prospectus.

Accordingly, all decisions, consents, waivers, approvals and other actions on the part of the holders of an outside serviced mortgage loan and the related companion loan will be effected in accordance with the related outside servicing agreement and the related co-lender agreement. Consequently, the servicing provisions described in this Term Sheet will generally not be applicable to an outside serviced mortgage loan, but instead the servicing and administration of an outside serviced mortgage loan will be governed by the related outside servicing agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Servicing Standard
Each of the serviced loans, will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2015-GC27 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced loan combination, the holders of any related serviced companion loan) as a collective whole as if such certificateholders (and, in the case of a serviced loan combination, the holders of any related serviced companion loan) constituted a single lender (and, with respect to the Kings Mountain Industrial loan combination, taking into account the subordinate nature of the related subordinate companion loan).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

 “Calculation Rate” means:

for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Controlling Class Representative Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (other than with respect to the Boca Hamptons Plaza Portfolio loan combination) with or without cause at any time.

Prior to the occurrence and continuance of a Boca Hamptons Plaza Portfolio Control Termination Event, the special servicer may be removed and replaced by the Boca Hamptons Plaza Portfolio Controlling Note Holder solely with respect to the Boca Hamptons Plaza Portfolio loan combination with or without cause at any time.

After the occurrence and during the continuance of a Controlling Class Representative Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer (except with respect to the Boca Hamptons Plaza Portfolio loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose).

Additionally, at any time after the occurrence and during the continuance of a Controlling Class Representative Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2015-GC27 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination and, except as contemplated by the next sentence, other than with respect to the Boca Hamptons Plaza Portfolio loan combination), resulting in a solicitation of a certificateholder vote.  Likewise, at any time after the occurrence and during the continuance of a Boca Hamptons Plaza Portfolio Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2015-GC27 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer with respect to the Boca Hamptons Plaza Portfolio loan combination, resulting in a solicitation of a certificateholder vote.  In each case, the subsequent vote may result in the termination and replacement of the special servicer (with respect to the applicable mortgage loan(s) or, if applicable, loan combinations), if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) vote affirmatively to so replace.

Prior to the occurrence of a control termination event under an outside servicing agreement, the related outside special servicer under that outside servicing agreement generally may be replaced by the related outside controlling class representative in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2015-GC27 pooling and servicing agreement as described in the four preceding paragraphs.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation
Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (or serviced loan combination, if applicable) (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan (or serviced loan combination, if applicable) but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer.  Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan (or serviced loan combination, if applicable) will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan (or serviced loan combination, if applicable) or related REO property; provided, that if the serviced mortgage loan (or serviced loan combination, if applicable) ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan (or serviced loan combination, if applicable) ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan (or serviced loan combination, if applicable) ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified loan combination, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (or serviced loan combination, if applicable) (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan (or serviced loan combination, if applicable), and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence of an applicable Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights.  After  an applicable Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the applicable serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of an applicable Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders (and, with respect to any serviced loan combination, any related serviced pari passu loan companion loan holder(s)) constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
— all special notices delivered
— summaries of final asset status reports
— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
— an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four (4) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized,” “as repaired,” “hypothetical,” or “as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Northeastern Hotel Portfolio mortgage loan, the appraised value is calculated based on the appraiser’s aggregate “as-is” appraised value of $85,000,000 plus stated “capital deductions” totaling $5,250,000 relating to capital improvements at the Hilton Garden Inn Norwalk, Sheraton Hotel Tarrytown and Hilton Garden Inn Shelton mortgaged properties for which $5,250,000 was reserved in connection with the origination of the Northeastern Hotel Portfolio mortgage loan. With respect to the Vegas Industrial Portfolio and 1023 West Morehead Street mortgage loans, the appraised values are based on the “as stabilized” appraised values of $14,900,000 and $3,900,000, respectively, as the “as stabilized” dates have passed and the “as stabilized” conditions have been met. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” or “as renovated” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or beds in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced loan combination, any class of securities backed by the related serviced companion loan). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or beds at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent steps generally within 19 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

Kemper Lakes Business Center
1, 2, 3, 4 Corporate Drive
Long Grove, IL 60047
Waukegan
Grayslake
Lake County Fairgrounds
Casey Rd
Prairie Crossing
Metra Milwaukee-North Line
Libertyville
Riverhill Forest Preserve
Green Oaks
Winchester Rd
Pine Meadow Golf Course
Butler Lake
Loch Lomond Lake
Saint Marys Lake
W. Park Ave
Mundelein
Condell Memorial Hospital
Old School Forest Preserve
Millburn Ave
Midlothian Rd
Metra North Central Line
White Deer Run Golf Course
Diamond Lake
Westfield Shoppingtown Hawthorn
MacArthur Woods Preserve
Townline Rd
St. Marys Rd
Tri-State Tollway
Lake County
Vernon Hills
Lake Forest
Hawthorn Woods
Fairfield Rd
Diamond Lake Rd
Everett Rd
Old McHenry Rd
Daniel Wright Forest Preserve
North Barrington
Lake Zurich Industrial Park
Kemper Lakes Golf Course
Royal Melbourne Golf Course
Riverwoods Rd
Lake Zurich
Long Grove
Prairie View
Trinity International University
Lincolnshire
Twin Orchard Country Club
Cuba Rd
Aptakisic Rd
Buffalo Grove Rd
W. Cuba Rd
Kildeer
Rand Rd
Cuba Marsh Forest Preserve
Buffalo Grove
Riverwoods
Long Grove Rd
Deer Park
The Shops at Kildeer
Checker Rd
Barrington
Lake Cook Rd
Deer Park Town Center
Buffalo Grove Town Center
Chevy Chase CC
Northwest Hwy
Bakers Lake
Wheeling
Dundee Rd
Cook County
Metra UP-NW Line
Palatine Hills Golf Course
Palatine
Hintz Rd
Bradwell Rd
Inverness
Chicago Executive Airport
Chicago 26 miles
Northpoint Shopping Center
Palatine Rd
Arlington Heights
Prospect Heights
Hoffman Estates
Camp Pine Woods Preserve
Arlington Park
Arlington Intl. Race Course
Rolling Green CC
Ela Rd
Roselle Rd
Quentin Rd
Plum Grove Rd
Rolling Meadows
Chicago O'Hare Intl. Airport 13 miles
Mount Prospect
Randhurst Mall
Paul Douglas Forest Preserve
Harper College
Lake Michigan
Chicago
Algonquin
Elgin
Schaumburg
St. Charles
Wheaton
Aurora
Naperville
Bolingbrook
Oswego
Romeoville
Orland Park
Oak Forest
Harvey
Calumet City
Oak Lawn
Burbank
Berwyn
Cicero
Oak Park
Elmhurst
Park Ridge
Skokie
Evanston
Wilmette
Glencoe
Highland Park
Lake Forest
Arlington Heights
Hoffman Estates
Barrington
Palatine
Buffalo Grove
Des Plaines
Hinsdale
Woodridge

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Long Grove, Illinois	Cut-off Date Principal Balance		$99,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$93.97
Size (SF)	1,053,486	Percentage of Initial Pool Balance		8.3%
Total Occupancy as of 11/1/2014(1)	90.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2014(1)	90.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972, 1978, 1983, 1991 / 2007-2014	Mortgage Rate		4.2635%
Appraised Value	$132,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$19,923,006
Underwritten Expenses	$9,659,089	Escrows
Underwritten Net Operating Income (NOI)	$10,263,917		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,009,180	Taxes	$0	$0
Cut-off Date LTV Ratio	74.7%	Insurance	$0	$0
Maturity Date LTV Ratio	68.1%	Replacement Reserves	$2,000,000	$20,192
DSCR Based on Underwritten NOI / NCF	1.75x / 1.54x	TI/LC(2)	$0	$87,791
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.1%	Other(3)	$1,626,779	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$99,000,000	75.1%	Purchase Price	$127,000,000	96.4%
Principal’s New Cash Contribution	32,771,590	24.9	Reserves	3,626,779	2.8
			Closing Costs	1,144,811	0.9

Total Sources	$131,771,590	100.0%	Total Uses	$131,771,590	100.0%

(1)
Total Occupancy and Owned Occupancy include 36,313 SF of dark space resulting from the Atos IT Solutions and Services acquisition of Siemens IT Solutions and Services. Atos IT Solutions and Services has a total of 60,913 SF (inclusive of the 36,313 SF) and pays full rent on the total 60,913 SF. Total Occupancy and Owned Occupancy excluding the Atos IT Solutions and Services dark space is 87.3%.

(2)	The TI/LC reserve is capped at $2,000,000. See “—Escrows” below.
(3)
Other upfront reserves represent $136,050 of deferred maintenance reserve, $1,120,283 of outstanding tenant improvements owed on the Fresenius Kabi USA, LLC. (“Fresenius“) expansion space and $370,446 to cover eight months of rent associated with the expansion space until Fresenius begins paying contractual monthly rent in July 2015.  See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Kemper Lakes Business Center Loan”) is evidenced by a note in the original principal amount of $99,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a four-building, Class A suburban office complex located in Long Grove, Illinois (the “Kemper Lakes Business Center Property”).  The Kemper Lakes Business Center Loan was originated by Goldman Sachs Mortgage Company on November 12, 2014 and represents approximately 8.3% of the Initial Pool Balance.  The note evidencing the Kemper Lakes Business Center Loan has an outstanding principal balance as of the Cut-off Date of $99,000,000 and has an interest rate of 4.2635% per annum. The borrower utilized the proceeds of the Kemper Lakes Business Center Loan to acquire the Kemper Lakes Business Center Property, fund reserves and pay closing costs.

The Kemper Lakes Business Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Kemper Lakes Business Center Loan requires payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the Kemper Lakes Business Center Loan over a 30-year amortization schedule.  The scheduled maturity date for the Kemper Lakes Business Center Loan is the due date in December 2024.  Voluntary prepayment of the Kemper Lakes Business Center Loan is prohibited prior to September 6, 2024.  Provided that no event of default under the Kemper Lakes Business Center Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Kemper Lakes Business Center Property, built in phases beginning in 1972 and completed in 1991, is comprised of four contiguous office buildings located in Long Grove, Illinois, that contain approximately 1,053,486 SF of leasable area. The Kemper Lakes Business Center Property was originally constructed as the corporate headquarters for Kemper Insurance Corporation; however, in 2005, it vacated and the Kemper Lakes Business Center Property was sold to Equus Capital Partners. Equus Capital Partners then re-positioned the Kemper Lakes Business Center Property as a multi-tenant corporate campus through an approximately $56.5 million renovation through 2014. Over the past several years of renovation, the Kemper Lakes Business Center Property has leased more than 785,000 SF, and it now features a rent roll with primarily long term leases. As of November 1, 2014, the Total Occupancy and Owned Occupancy were both 90.7%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

The following table presents certain information relating to the major tenants at the Kemper Lakes Business Center Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
ACCO Brands Corp.(2)	NR / B1 / BB-	189,371	18.0%	$3,422,530	25.6%	$18.07	4/30/2023(3)	1, 5-year option
Fenwal, Inc.(4)	NR / NR / BB+	155,946	14.8	2,582,204	19.3	16.56	5/31/2028	2, 5-year options
Dovenmuehle Mortgage Inc.(5)	NR / NR / NR	167,706	15.9	1,854,314	13.9	11.06	5/31/2021	1, 5-year option
Fresenius Kabi USA, LLC.(6)(7)	NR / NR / BB+	131,174	12.5	1,761,856	13.2	13.43	5/31/2028	2, 5-year options
Atos IT Solutions and Services(8)	NR / NR / NR	60,913	5.8	1,103,821	8.3	18.12	3/31/2018	2, 3-year options
Product Development Technologies	NR / NR / NR	28,108	2.7	636,173	4.8	22.63	11/30/2018	1, 5-year option
Crawford and Company	NR / NR / NR	42,816	4.1	621,847	4.7	14.52	11/30/2019	1, 5-year option
Intel Americas, Inc.	A+ / A1 / A+	26,689	2.5	360,302	2.7	13.50	3/31/2019	2, 3-year options
Lumbermens Mutual Casualty Co.	NR / NR / NR	20,722	2.0	321,191	2.4	15.50	3/31/2016	NA
G Treasury SS, LLC.(9)	NR / NR / NR	11,174	1.1	245,469	1.8	21.97	2/28/2019	1, 5-year option
Ten Largest Tenants		834,619	79.2%	$12,909,705	96.7%	$15.47
Remaining Tenants(10)		121,309	11.5	447,190	3.3	3.69
Vacant		97,558	9.3	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,053,486	100.0%	$13,356,895	100.0%	$13.97

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	ACCO Brands Corp. has the option to reduce its GLA by up to 20% on February 28, 2019 with 9 months’ prior written notice and a reduction fee of $1,233,660.
(3)	ACCO Brands Corp. has a lease for 189,092 SF of space which expires on April 30, 2023 and 279 SF of month-to-month storage space.
(4)	Fenwal, Inc. (“Fenwal”) has the option to terminate certain portions or all of its lease on May 31, 2023 with 12 months’ written notice and a termination fee of $4,876,922.
(5)
Dovenmuehle Mortgage Inc. has the option to terminate its lease on May 31, 2019 with 9 months’ written notice and a termination fee of $1,182,725.  Dovenmuehle also has a series of contraction options that if all exercised could reduce the space down to 30,000 SF, on certain notice and subject to certain business thresholds.

(6)
Fresenius has signed a new lease for 24,829 SF of expansion space. The tenant began build out in January 2015, is required to begin paying rent in July 2015 and is permitted to take occupancy when build out is complete. We cannot assure you that tenant will take occupancy and begin paying rent on the expansion space as expected or at all.

(7)	Fresenius has the option to terminate its lease on May 31, 2023 with 12 months’ written notice and a termination fee of $2,780,505.
(8)
Atos IT Solutions and Services GLA includes 36,313 SF of dark space as a result of its acquisition of Siemens IT Solutions and Services.  The UW Base Rent does not attribute any income to the dark space; however, the tenant still pays rent on the full 60,913 SF of tenant space.

(9)	G Treasury SS, LLC. has the option to terminate its lease on February 28, 2017 with written notice by January 31, 2016 and a termination fee of $104,896.
(10)
Includes 41,912 SF of month-to-month tenants, comprised of an auditorium/conference center (14,080 SF), health club (13,088 SF), conference center (12,241 SF) and the office of the building (2,503 SF).

The following table presents certain information relating to the lease rollover schedule at the Kemper Lakes Business Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	42,191	4.0%	4.0%	$2,232	0.0%	$0.05	5
2015	0	0.0	4.0%	0	0.0	0.00	0
2016	65,545	6.2	10.2%	333,753	2.5	5.09	4
2017	0	0.0	10.2%	0	0.0	0.00	0
2018	89,021	8.5	18.7%	1,739,994	13.0	19.55	2
2019	115,253	10.9	29.6%	1,662,245	12.4	14.42	6
2020	0	0.0	29.6%	0	0.0	0.00	0
2021	167,706	15.9	45.5%	1,854,314	13.9	11.06	1
2022	0	0.0	45.5%	0	0.0	0.00	0
2023	189,092	17.9	63.5%	3,420,298	25.6	18.09	1
2024	0	0.0	63.5%	0	0.0	0.00	0
2025	0	0.0	63.5%	0	0.0	0.00	0
2026 & Thereafter	287,120	27.3	90.7%	4,344,060	32.5	15.13	2
Vacant	97,558	9.3	100.0%	0	0.0	0.00	0
Total	1,053,486	100.0%		$13,356,895	100.0%	$13.97	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per the rent roll dated November 1, 2014.
(2)
MTM space is comprised of an auditorium/conference center (14,080 SF), health club (13,088 SF), conference center (12,241 SF), the office of the building (2,503 SF) and ACCO Brands Corp. storage space (279 SF).  ACCO Brands Corp. storage space is the only MTM tenant that pays UW Base Rent ($2,232).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

The following table presents certain information relating to historical leasing at the Kemper Lakes Business Center Property:

Historical Leased %(1)
2011	2012	2013
58.9%	84.6%	90.5%

(1)	As provided by the borrower and reflects average occupancy for the indicated year unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Kemper Lakes Business Center Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 7/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,751,914	$6,956,658	$10,461,295	$12,215,586	$13,356,895	$12.68
Overage/Percentage Rent(3)	6,481	6,981	12,604	16,860	21,400	0.02
Gross Up Vacancy	0	0	0	0	1,808,175	1.72
Total Rent	$6,758,395	$6,963,639	$10,473,899	$12,232,446	$15,186,470	$14.42
Total Reimbursables	2,877,525	3,129,629	3,726,519	4,211,762	5,699,648	5.41
Other Income(4)	1,326,070	1,190,604	1,218,745	1,233,738	1,250,555	1.19
Less Vacancy & Credit Loss	(254,240)	(285,340)	(1,019,432)	(1,298,349)	(2,213,667)	(2.10)
Effective Gross Income	$10,707,750	$10,998,531	$14,399,731	$16,379,597	$19,923,006	$18.91

Total Operating Expenses	$6,586,195	$6,877,017	$8,246,645	$8,494,349	$9,659,089	$9.17

Net Operating Income	$4,121,555	$4,121,514	$6,153,085	$7,885,248	$10,263,917	$9.74
TI/LC	0	0	0	0	1,012,435	0.96
Capital Expenditures	0	0	0	0	242,302	0.23
Net Cash Flow	$4,121,555	$4,121,514	$6,153,085	$7,885,248	$9,009,180	$8.55

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of November 1, 2014 and rent steps through January 31, 2016.
(3)	Overage/Percentage Rent represents percentage rent for A’Viands, LLC.
(4)	Other Income includes tenant service income, tenant electric billing, and miscellaneous income.

■	Appraisal. According to the appraisal, the Kemper Lakes Business Center Property had an “as-is” appraised value of $132,500,000 as of October 15, 2014.

■
Environmental Matters. According to a Phase I environmental report, dated November 10, 2014, there is one recognized environmental condition at the Kemper Lakes Business Center Property.  The Kemper Lakes Business Center Property contains two underground storage tanks (“USTs”) holding diesel fuel for use with emergency generators at the Kemper Lakes Business Center Property.  While each UST has continuous monitoring equipment and has been integrity tested, diesel fuel may be released to the subsurface.  The consultant recommended that the larger UST be replaced due to its age and that UST monitoring and tank tightness testing continue with respect to both USTs. An environmental insurance policy was obtained naming the lender as the insured party, with an aggregate coverage limit of $5,000,000, a deductible of $50,000 and a term through November 12, 2024.

■
Market Overview and Competition.  The Kemper Lakes Business Center Property is located in the southwestern part of Lake County in the North Suburban submarket.  According to the appraisal, the North Suburban submarket is comprised of approximately 24 million SF of office space, representing 21.8% of the total suburban Chicago market; and approximately 9 million SF of Class A office space, representing 21.2% of the total Class A suburban market.  Since 2005, the North Suburban submarket experienced its lowest vacancy rate in 2007 at 11.0% and its highest vacancy rate in 2011 at 19.1%.  As of the third quarter of 2014, the North Suburban submarket vacancy rate was 17.6% or 1.4% below the overall suburban Chicago office market vacancy rate of 19.0%.  The Kemper Lakes Business Center Property’s competitive set in the submarket has a stabilized vacancy rate of 7.0% and rental rates ranging from $11.50 to $27.00 per SF as concluded by the appraiser (see Office Lease Comparables table below).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Kemper Lakes Business Center Property:

Office Lease Comparables(1)
	Kemper Lakes Business Center	Centennial Center	Edens Corporate Center II	500 Park	One Pierce Place	75 North Fairway Drive	Continental Deer Park Office
Year Built	1972, 1978, 1983, 1991	1980	1988	1980	1984	1996	2000
Total GLA	1,053,486	266,884	86,330	450,614	525,422	189,686	351,425
Total Occupancy	90.7%	87.0%	96.0%	85.0%	90.0%	100.0%	100.0%
Quoted Rent Rate per SF	NA	$11.50-$24.35	$16.50-$27.00	$20.00-$22.00	$18.50-$22.00	$12.75-$13.00	$14.00
Expense Basis	Full Service	Full Service	Triple Net	Base Year	Full Service	Triple Net	Triple Net

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Kemper Lakes Business Center Property:

Office Sales Comparables(1)
Property Name	City / State	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Kemper Lakes Business Center	Long Grove, IL	November 2014	1,053,486	$127,000,000	$120.55	90.7%
Highland Landmark II	Downer Grove, IL	September 2014	279,876	$62,000,000	$221.53	94.0%
Deer Park Office Campus	Deer Park, IL	September 2014	351,425	$40,510,000	$115.27	100.0%
Riverwalk II	Buffalo Grove, IL	April 2014	258,995	$44,800,000	$173.00	96.0%
One Tellabs Center	Naperville, IL	April 2014	800,000	$187,500,000	$234.38	99.0%
One Conway Park	Lake Forest, IL	January 2014	105,000	$13,100,000	$124.76	72.0%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Kemper Lakes Office Property Owner LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Kemper Lakes Business Center Loan.  AGRE U.S. Real Estate Fund, L.P. and AGRE USREF Kemper Lakes Platform, L.P., indirect owners of the borrower, are the non-recourse carveout guarantors under the Kemper Lakes Business Center Loan.  The liability of the non-recourse carveout guarantors is on a several basis based in proportion to their equity percentages, rather than joint and several. The liability of the non-recourse carveout guarantors under the Kemper Lakes Business Center Loan documents is subject to an aggregate liability cap of $17,142,000 for AGRE USREF Kemper Lakes Platform, L.P. and $2,858,000 for AGRE U.S. Real Estate Fund, L.P.  Both AGRE U.S. Real Estate Fund, L.P. and AGRE USREF Kemper Lakes Platform, L.P. are affiliated with Apollo Global Management, LLC (“Apollo”).  Apollo is a global alternative investment manager with assets under management of approximately $164 billion as of September 30, 2014 in private equity, credit, and real estate funds.  Apollo’s global real estate investment portfolio has assets under management of approximately $9 billion as of September 30, 2014.

■
Escrows. On the origination date of the Kemper Lakes Business Center Loan, the borrower funded (i) a capital expenditure reserve in the amount of $2,000,000 for building repairs and upgrades, (ii) a deferred maintenance reserve in the amount of $136,050, (iii) a free rent reserve in the amount of $370,446 related to the Fresenius expansion space and (iv) a tenant improvements reserve in the amount of $1,120,283 owed on the Fresenius space.

On each due date, the borrower is required to fund (i) a tenant improvements and leasing commissions reserve in an amount equal to $87,791 (subject to a cap of $2,000,000) and (ii) the capital expenditure reserve in the amount of $20,192.  In addition, on each due date during an event of default under the Kemper Lakes Business Center Loan, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

■
Lockbox and Cash Management. The Kemper Lakes Business Center Loan is structured with a hard lockbox, which is already in-place, and in place cash management.  The Kemper Lakes Business Center Loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The Kemper Lakes Business Center Loan documents also require that all cash revenues relating to the Kemper Lakes Business Center Property and all other money received by the borrower or the property manager with respect to the Kemper Lakes Business Center Property (other than tenant security deposits) be deposited into the lockbox account or a lender-controlled cash management account within two business days after receipt.  On each business day, all amounts on deposit in the lockbox account will be remitted to the cash management account.

Provided that no event of default under the Kemper Lakes Business Center Loan or that no Kemper Lakes Business Center Trigger Period has occurred and is continuing, on each business day (or less frequently at the borrower’s election), all amounts in the cash management account are required to be remitted to the borrower-controlled operating account.  On each due date, amounts on deposit in the cash management account (or if no event of default under the Kemper Lakes Business Center Loan or Kemper Lakes Business Center Trigger Period is continuing, amounts on deposit in the operating account) will be used to pay for debt service, required reserves and budgeted operating expenses.  If no event of default under the Kemper Lakes Business Center Loan or Kemper Lakes Business Center Trigger Period is continuing, all remaining amounts will be transferred to the borrower’s operating account. Following a default, bankruptcy filing, or termination notice with respect to either the Fresenius lease or the Fenwal lease, an amount determined by the lender in accordance with the Kemper Lakes Business Center Loan documents will be transferred to a Fresenius/Fenwal reserve account until such default, bankruptcy filing or termination notice has been cured in accordance with the Kemper Lakes Business Center Loan documents. During an event of default under the Kemper Lakes Business Center Loan or the continuance of a Kemper Lakes Business Center Trigger Period, remaining amounts will be held as additional collateral for the Kemper Lakes Business Center Loan.

A “Kemper Lakes Business Center Trigger Period” means the period (i) commencing at the conclusion of any trailing 12-month period (ending on the last day of any fiscal quarter or after the 9-month anniversary of the origination date) during which the debt service coverage ratio (calculated in accordance with the Kemper Lakes Business Center Loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than or equal to 1.25x, or (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such financial reports are delivered and they indicate that no trigger period under clause (i) above has commenced and is continuing.

■
Property Management.  The Kemper Lakes Business Center Property is managed by Lincoln Property Company Commercial, Inc. pursuant to a management agreement.  Under the Kemper Lakes Business Center Loan documents, the Kemper Lakes Business Center Property is required to remain managed by (i) Lincoln Property Company Commercial, Inc., (ii) Cushman and Wakefield, (iii) Colliers International, (iv) CBRE, or (v) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  During the continuance of an event of default under the Kemper Lakes Business Center Loan, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace such property manager with a property manager selected by the lender and meeting one of the criteria in clause (i) through (v) above.

■
Mezzanine or Secured Subordinate Indebtedness. Following the third anniversary of the origination date, mezzanine debt secured by a pledge of direct equity interests in the borrower is permitted from mezzanine lenders reasonably acceptable to the Kemper Lakes Business Center Loan lender (a “Permitted Mezzanine Loan”), so long as (i)  the aggregate loan-to-value ratio (as calculated under the Kemper Lakes Business Center Loan documents) does not exceed 75.0%, (ii) the debt service coverage ratio (as calculated under the Kemper Lakes Business Center Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 1.25x, (iii) the mezzanine lender has executed an intercreditor agreement reasonably acceptable to the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEMPER LAKES BUSINESS CENTER

lender, (iv) the Permitted Mezzanine Loan is either co-terminus with the Kemper Lakes Business Center Loan or freely payable from and after the scheduled maturity date of the Kemper Lakes Business Center Loan, (v) a Rating Agency Confirmation has been obtained and (vi) the lender has otherwise approved the terms and documentation of such mezzanine loan.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Kemper Lakes Business Center Property (plus 18 months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Kemper Lakes Business Center Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Kemper Lakes Business Center Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Kemper Lakes Business Center Property are separately allocated to the Kemper Lakes Business Center Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

393-401 Fifth Avenue
393-401 Fifth Avenue
New York, NY 10016
MANHATTAN
Midtown
East Side
Murray Hill
Flatiron District
East River
Midtown Tunnel
Queens
495
ROCKEFELLER CENTER
TIMES SQUARE
HERALD SQUARE
Bryant Park
Madison Square Park
St. Vartan's Park
Gramercy Park
Grand Central Terminal (Metro North)
Empire State Building
New York Public Library
The Morgan Library & Museum
United Nations Headquarters
Penn Station
Madison Square Garden
Macy's
LONG ISLAND RAILROAD
FERRY TO LONG ISLAND CITY
NYU Medical Center
FDR Drive
Broadway
7th Ave.
6th Ave.
5th Ave.
Madison Ave.
Park Ave.
Park Ave. South
Lexington Ave.
3rd Ave.
2nd Ave.
1st Ave.
York Ave.
METRO NORTH
W. 57th St.
E. 57th St.
W. 53rd St.
E. 53rd St.
W. 42nd St.
E. 42nd St.
W. 34th St.
E. 34th St.
W. 23rd St.
W. 21st St.
QUEENS
BROOKLYN
JERSEY CITY
NEW JERSEY
Hoboken
Union City
Weehawken
North Bergen
West New York
Upper West Side
Upper East Side
Central Park
Chelsea
Greenwich Village
SoHo
Tribeca
Chinatown
Financial District
Long Island City
Astoria
Williamsburg
Brooklyn Heights
Park Slope

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$95,000,000
Property Type(1)	Office	Cut-off Date Principal Balance per SF(1)	$435.46
Size (SF)(1)	218,162	Percentage of Initial Pool Balance	8.0%
Total Occupancy as of 10/23/2014	79.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/23/2014	79.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1905, 1910 / 2004	Mortgage Rate	4.3900%
Appraised Value	$165,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$11,747,970
Underwritten Expenses	$4,367,547	Escrows
Underwritten Net Operating Income (NOI)	$7,380,422	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,111,711	Taxes	$473,533	$236,766
Cut-off Date LTV Ratio	57.6%	Insurance	$87,951	$10,994
Maturity Date LTV Ratio	57.6%	Replacement Reserves	$0	$3,636
DSCR Based on Underwritten NOI / NCF	1.75x / 1.68x	TI/LC(2)	$0	$18,180
Debt Yield Based on Underwritten NOI / NCF	7.8% / 7.5%	Other(3)	$10,233,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$95,000,000	75.8%	Loan Payoff	$56,328,374	45.0%
Subordinate Debt	30,000,000	24.0	Principal Equity Distribution	55,311,918	44.2
Other Sources	250,000	0.2	Reserves	10,794,984	8.6
			Closing Costs	2,814,724	2.2
Total Sources	$125,250,000	100.0%	Total Uses	$125,250,000	100.0%

(1)	The total square footage is comprised of 169,630 SF of office space, 36,072 SF of storage space and 12,460 SF of retail space.
(2)	The monthly TI/LC reserve of $18,180 is subject to a cap, with replenishment, of $1,090,810.
(3)
Other upfront reserves of $10,233,500 represent a holdback of $10,000,000 for the American Eagle Outfitters (“AEO”) space until the AEO lease is renewed or the AEO space is leased to an acceptable replacement tenant and a Burger King Corporation (“Burger King”) reserve of $233,500.  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “393-401 Fifth Avenue Loan”) is evidenced by a note in the original principal amount of $95,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in an office property located in New York, New York (the “393-401 Fifth Avenue Property”).  The 393-401 Fifth Avenue Loan was originated by Citigroup Global Markets Realty Corp. on December 24, 2014.  The 393-401 Fifth Avenue Loan has an outstanding principal balance as of the Cut-off Date of $95,000,000 which represents approximately 8.0% of the Initial Pool Balance, and accrues interest at an interest rate of 4.3900% per annum.  The proceeds of the 393-401 Fifth Avenue Loan were primarily used to refinance the 393-401 Fifth Avenue Property.

The 393-401 Fifth Avenue Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest only payments during the entire term of the 393-401 Fifth Avenue Loan.  The scheduled maturity date of the 393-401 Fifth Avenue Loan is the due date in January 2025.  Provided that no event of default under the 393-401 Fifth Avenue Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.  Voluntary prepayment of the 393-401 Fifth Avenue Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in October 2024.

■
The Mortgaged Property.  The 393-401 Fifth Avenue Property is comprised of two contiguous, eight-story, Class B office buildings with ground floor retail space located on the east side of Fifth Avenue between East 36th and East 37th Streets.  The 393-401 Fifth Avenue Property was constructed in 1905 and 1910 and renovated in 2004.  The total square footage of 218,162 is comprised of 169,630 SF of office space, 36,072 SF of storage space and 12,460 SF of retail space.  The 393-401 Fifth Avenue Property features a limestone façade and three-story Corinthian columns.  The 393-401 Fifth Avenue Property contains separate elevator banks and lobbies for each building but operates as a single building.  A majority of the office space at the 393-401 Fifth Avenue Property features 17-foot ceiling heights, open floor layouts and double height windows on both Fifth Avenue and 37th Street.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

As of October 23, 2014, the 393-401 Fifth Avenue Property was 79.8% leased.  The largest tenant at the 393-401 Fifth Avenue Property is AEO.  The 393-401 Fifth Avenue location serves as AEO’s primary New York City corporate office and design center.  The second largest tenant at the 393-401 Fifth Avenue Property is the NEP Image Group, LLC (“NEP”).  NEP offers post production and studio services to television broadcast companies. Two additional office tenants, Dorfman Pacific, Inc and WSG Systems Corp., are located on the upper floors of the 393-401 Fifth Avenue Property.  The grade-level retail space at the 393-401 Fifth Avenue Property is leased to TD Bank, Burger King and Hat World, Inc., doing business as Yankees Clubhouse Shop.

The following table presents certain information relating to the tenants at the 393-401 Fifth Avenue Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
AEO Management Co.	NR / NR / NR	115,051	52.7%	$5,668,961	57.8%	$49.27	5/31/2016	2, 5-year options
NEP Image Group, LLC	NR / NR / NR	36,803	16.9	2,134,457	21.8	58.00	6/30/2019	NA
TD Bank	AA- / Aa1 / AA-	5,360	2.5	988,107	10.1	184.35	7/31/2018	4, 5-year options
Hat World, Inc.(2)	NR / NR / NR	2,250	1.0	365,526	3.7	162.46	5/31/2017	NA
Burger King	NR / B3 / B+	4,550	2.1	323,850	3.3	71.18	2/28/2017	1, 15-year option
Dorfman Pacific, Inc	NR / NR / NR	5,000	2.3	210,125	2.1	42.03	12/31/2023	NA
WSG Systems Corp.	NR / NR / NR	3,600	1.7	120,000	1.2	33.33	7/31/2019	NA
Torah Center, Inc. (3)	NR / NR / NR	1,560	0.7	0	0.0	0.00	MTM	NA
Largest Tenants		174,174	79.8%	$9,811,026	100.0%	$56.33
Vacant		43,988	20.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		218,162	100.0%	$9,811,026	100.0%	$56.33

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The total square footage for Hat World, Inc. includes 300 SF for the Siopa of New York, Inc. space which represents storage for the Hat World, Inc. tenant.
(3)	Torah Center, Inc. represents a charitable use of space at the 393-401 Fifth Avenue Property by the borrower. Torah Center, Inc. occupies the space but does not pay monthly rent.

The following table presents the lease rollover schedule at the 393-401 Fifth Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,560	0.7%	0.7%	$0	0.0%	$0.00	1
2015	0	0.0	0.7	0	0.0	0.00	0
2016	115,051	52.7	53.5	5,668,961	57.8	49.27	11
2017	6,800	3.1	56.6	689,376	7.0	101.38	4
2018	5,360	2.5	59.0	988,107	10.1	184.35	1
2019	40,403	18.5	77.5	2,254,457	23.0	55.80	2
2020	0	0.0	77.5	0	0.0	0.00	0
2021	0	0.0	77.5	0	0.0	0.00	0
2022	0	0.0	77.5	0	0.0	0.00	0
2023	5,000	2.3	79.8	210,125	2.1	42.03	1
2024	0	0.0	79.8	0	0.0	0.00	0
2025	0	0.0	79.8	0	0.0	0.00	0
2026 & Thereafter	0	0.0	79.8	0	0.0	0.00	0
Vacant	43,988	20.2	100.0	0	0.0	0.00	0
Total / Wtd. Avg.	218,162	100.0%		$9,811,026	100.0%	$56.33	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

The following table presents certain information relating to historical leasing at the 393-401 Fifth Avenue Property:

Historical Leased %(1)(2)
2011	2012	2013	As of 10/23/2014
100.0%	97.3%	94.3%	79.8%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.
(2)
Occupancy for 2011, 2012 and 2013 was based on total square footage of 197,869.  Occupancy for 2014 was calculated using an additional 20,933 SF of sub-basement space which was not previously but is now leasable as of 2014.  The total square footage used to calculate the occupancy as of October 23, 2014 was 218,162 SF.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 393-401 Fifth Avenue Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 9/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$9,236,519	$9,423,011	$9,296,609	$9,456,367	$9,528,163	$43.67
Contractual Rent Steps(2)	0	0	0	0	282,863	1.30
Gross Up Vacancy	0	0	0	0	2,332,425	10.69
Total Rent	$9,236,519	$9,423,011	$9,296,609	$9,456,367	$12,143,451	$55.66
Total Reimbursables	855,329	1,269,659	1,596,916	1,849,212	1,832,668	8.40
Other Income(3)	51,367	56,157	98,282	106,709	104,276	0.48
Less Vacancy & Credit Loss	0	0	0	0	(2,332,425)	(10.69)
Effective Gross Income	$10,143,215	$10,748,827	$10,991,806	$11,412,289	$11,747,970	$53.85

Real Estate Taxes	$2,282,656	$2,058,493	$2,308,722	$2,511,168	$2,706,252	$12.40
Insurance	96,969	56,659	117,565	82,758	125,644	0.58
Management Fee	60,000	60,000	60,000	55,000	352,439	1.62
Other Operating Expenses	1,020,203	1,047,206	1,080,118	1,234,399	1,183,212	5.42
Total Operating Expenses	$3,459,827	$3,222,358	$3,566,405	$3,883,325	$4,367,547	$20.02

Net Operating Income	$6,683,388	$7,526,469	$7,425,402	$7,528,963	$7,380,422	$33.83
TI/LC	0	0	0	0	225,079	1.03
Capital Expenditures	0	0	0	0	43,632	0.20
Net Cash Flow	$6,683,388	$7,526,469	$7,425,402	$7,528,963	$7,111,711	$32.60

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Contractual Rent Steps include contractual rent steps through December 31, 2015.
(3)	Other Income includes electric, condenser water, and ancillary income related to specific tenant requests.

■	Appraisal. According to the appraisal, the 393-401 Fifth Avenue Property had an “as-is” appraised value of $165,000,000 as of an effective date of November 1, 2014.

■
Environmental Matters.  Based on a Phase I environmental report dated November 3, 2014, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the 393-401 Fifth Avenue Loan.

■
Market Overview and Competition.  According to the appraisal, the 393-401 Fifth Avenue Property is part of the Midtown Manhattan office market which was comprised of a total inventory of approximately 242 million SF as of the third quarter of 2014 with a vacancy rate of 9.1% and an average rental rate of $73.72 per SF.  According to the appraisal, the 393-401 Fifth Avenue Property is part of the Midtown East office district and the Murray Hill submarket which runs from 32nd Street north to 39th Street and from Fifth Avenue to the East River.  The Midtown East office district reported a total inventory of approximately 15.3 million SF of Class B office space with a 5.9% direct vacancy rate and an overall weighted average rental rate of $50.96 per SF.  Inventory for the Murray Hill office submarket totaled approximately 14.4 million SF as of the third quarter of 2014, and the direct vacancy rate for properties within the submarket was 7.8% with an overall weighted average rental rate of $54.31 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 393-401 Fifth Avenue Property:

Office Lease Comparables(1)
	183 Madison Avenue	185 Madison Avenue	260 Madison Avenue	261 Madison Avenue
Total NRA	170,000	75,800	508,891	349,143
Total Occupancy	97.9%	92.3%	88.8%	93.1%
Quoted Rent Rate per SF	NA	NA	$50.00	$59.00-$70.00
	275 Madison Avenue	292 Madison Avenue	295 Madison Avenue	417 Fifth Avenue
Total NRA	295,000	178,097	237,366	268,872
Total Occupancy	85.7%	90.4%	79.6%	100.0%
Quoted Rent Rate per SF	$70.00-$80.00	$59.00-$65.00	$59.00-$67.00	NA

(1)	Source: Appraisal.

■
The Borrower.  The borrower is 401 Fifth LLC, a single member Delaware limited liability company organized as a recycled single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 393-401 Fifth Avenue Loan.  The borrower for the 393-401 Fifth Avenue Property is owned by four members of the Chetrit family: Jacob Chetrit, Meyer Chetrit, Joseph Chetrit and Juda Chetrit, and is controlled by two members of the Chetrit family: Jacob Chetrit and Meyer Chetrit.  The Chetrit Organization is a privately held real estate investment firm which operates a portfolio of over 10 million SF in New York, Chicago and Los Angeles and throughout other cities in the United States.  The non-recourse carveout guarantor for the 393-401 Fifth Avenue Loan is Jacob Chetrit.

■
Escrows.  In connection with the origination of the 393-401 Fifth Avenue Loan, the borrower funded aggregate reserves of $10,794,984 with respect to the 393-401 Fifth Avenue Property, comprised of (i) $473,533 for real estate taxes, (ii) $87,951 for insurance premiums, (iii) $10,000,000 for tenant improvements and leasing commissions costs relating to the renewal or replacement of the AEO lease in accordance with the terms of the 393-401 Fifth Avenue Loan documents (after renewal or replacement of the AEO lease in accordance with the terms of the 393-401 Fifth Avenue Loan documents and satisfaction of other requirements set forth therein, including, without limitation, completion of all related tenant improvement work, to the extent there are remaining funds in the AEO reserve account, $2,000,000 will be retained by the lender in a tenant improvements and leasing commissions reserve and any remaining funds will be released to the borrower) and (iv) $233,500 to be held as additional collateral for the 393-401 Fifth Avenue Loan until such time as an updated certificate of occupancy for the 393-401 Fifth Avenue Property reflecting the current uses of the 393-401 Fifth Avenue Property is delivered to the lender.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 393-401 Fifth Avenue Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the 393-401 Fifth Avenue Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in the amount of $3,636 for replacements to the 393-401 Fifth Avenue Property and (iv) a leasing reserve in the amount of $18,180 for tenant improvements and leasing commissions costs at the 393-401 Fifth Avenue Property (subject to a cap, with replenishment, of $1,090,810).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

■
Lockbox and Cash Management.  The 393-401 Fifth Avenue Loan requires a hard lockbox, which is already in place, with in-place cash management. The 393-401 Fifth Avenue Loan documents require the borrower to cause all rents to be paid directly to a lender-controlled lockbox account. The 393-401 Fifth Avenue Loan documents also require that all rents and other amounts received by the borrower or the property manager be immediately deposited into the lockbox account upon receipt. On each business day, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account and, provided no event of default under the 393-401 Fifth Avenue Loan documents is continuing, applied to payment of monthly mortgage debt service, funding of required reserves, payment of operating expenses, and payment of monthly mezzanine debt service and (i) to the extent no 393-401 Fifth Avenue Trigger Period is continuing, any remaining funds are swept into the borrower’s operating account (unless a 393-401 Fifth Avenue Mezzanine Trigger Period is continuing, in which case such amounts are deposited with or at the direction of the mezzanine lender), and (ii) to the extent a 393-401 Fifth Avenue Trigger Period is continuing, any remaining funds are held by the lender in an excess cash flow reserve as additional collateral for the 393-401 Fifth Avenue Loan.  After the occurrence and during the continuance of an event of default under the 393-401 Fifth Avenue Loan, the lender may apply any funds in the cash management account to amounts payable under the 393-401 Fifth Avenue Loan (and/or toward the payment of expenses of the 393-401 Fifth Avenue Property), in such order of priority as the lender may determine.

A “393-401 Fifth Avenue Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 393-401 Fifth Avenue Loan, (ii) the date that the debt service coverage ratio is less than 1.10x, (iii) the occurrence of a 393-401 Fifth Avenue Specified Tenant Trigger Period and (iv) January 6, 2023 and (B) expiring upon (w) with respect to clause (i) above, the cure of such event of default, (x) with respect to clause (ii) above, the date upon which the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters, (y) with respect to clause (iii) above, a 393-401 Fifth Avenue Specified Tenant Trigger Period ceasing to be in effect and (z) with respect to clause (iv) above, the date upon which the balance in the excess cash flow account equals or exceeds the Pre-Maturity Excess Cash Flow Minimum Balance (which amount will then be retained by the lender as additional collateral for the 393-401 Fifth Avenue Loan for the remainder of the term of the 393-401 Fifth Avenue Loan).

A “393-401 Fifth Avenue Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary or material non-monetary default under its lease, (ii) a Specified Tenant failing to be in actual, physical possession of its space, (iii) a Specified Tenant giving notice that it is terminating its lease, (iv) any termination, cancellation or failure to be in full force and effect of any Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Specified Tenant and (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease for an extended term of at least five years (or a shorter term that extends at least three years beyond the maturity date of the 393-401 Fifth Avenue Loan) on or before the date that is twelve months prior to the expiration of the lease term; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) of (1) the cure of the applicable event giving rise to the 393-401 Fifth Avenue Specified Tenant Trigger Period in accordance with the applicable terms of the 393-401 Fifth Avenue Loan documents, or (2) (a) the borrower either leasing the entire Specified Tenant space in accordance with the applicable terms and conditions in the 393-401 Fifth Avenue Loan agreement or, if the debt service coverage ratio equals or exceeds 1.20x, leasing 90% of the entire Specified Tenant space pursuant to a lease that provides for rental income that is equal to or higher than the full unabated rent that was payable pursuant to the applicable Specified Tenant lease that is being replaced, (b) the applicable tenant under the lease being in actual, physical occupancy of the space demised under its lease and paying the full amount of the rent due under its lease, (c) all obligations of the landlord under the lease to perform or pay for tenant improvements having been satisfied, (d) all leasing commissions and other costs then due and payable having been paid in full and any other future related payments having been reserved with the lender, (e) any free rent periods and similar incentives either having expired or the borrower depositing into a reserve with the lender an amount equal to the unabated rent that would otherwise be due and payable and (f) the borrower having no ongoing or future obligation to perform or pay for any work under the lease (other than routine maintenance).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

A “Specified Tenant” means (i) AEO and (ii) any other lessees of the space demised to AEO as of the date of origination of the 393-401 Fifth Avenue Loan (i.e., the “Specified Tenant space”) and any guarantors of the applicable related Specified Tenant leases.

A “Pre-Maturity Excess Cash Flow Minimum Balance” means an amount equal to the greater of (i) $5,752,550 and (ii) $50 per SF demised to each Specified Tenant.

A “393-401 Fifth Avenue Mezzanine Trigger Period” means a period commencing upon the mezzanine lender being entitled to sums pursuant to the mezzanine loan documents in excess and/or addition to the regular mezzanine loan monthly debt service amount and expiring upon the mezzanine lender no longer being entitled to such sums and the only then amounts due and payable pursuant to the terms of the mezzanine loan documents are the regular debt service payments.

■
Property Management.  The 393-401 Fifth Avenue Property is currently managed by Newmark & Company Real Estate, Inc. pursuant to a management agreement.  Under the 393-401 Fifth Avenue Loan documents, the 393-401 Fifth Avenue Property may not be managed by any party other than Newmark & Company Real Estate, Inc., the borrower of the 393-401 Fifth Avenue Loan or another management company approved by the lender in accordance with the 393-401 Fifth Avenue Loan documents; provided, however, that if no event of default under the 393-401 Fifth Avenue Loan documents exists, the borrower can replace Newmark & Company Real Estate, Inc. with (a) a person satisfying the Manager Criteria, (b) Newmark Grubb Knight Frank (provided there is no material adverse change in its financial condition or reputation after the date of origination of the 393-401 Fifth Avenue Loan), (c) Jones Lang LaSalle (provided there is no material adverse change in its financial condition or reputation after the date of origination of the 393-401 Fifth Avenue Loan) or (d) any other property manager approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation, and if such property manager is an affiliate of the borrower, a new non-consolidation opinion from the borrower’s legal counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding; (b) a 393-401 Fifth Avenue Trigger Period is continuing; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default under the management agreement by the property manager beyond all applicable notice and cure periods. The borrower of the 393-401 Fifth Avenue Loan is permitted to self-manage the 393-401 Fifth Avenue Property if it complies with all applicable covenants in the 393-401 Fifth Avenue Loan documents relating to management of the 393-401 Fifth Avenue Property (the “Management Covenants”). If at any time after electing to self-manage the 393-401 Fifth Avenue Property, the borrower of the 393-401 Fifth Avenue Loan elects or is otherwise required by the lender (due to the existence of a 393-401 Fifth Avenue Trigger Period or a breach of the Management Covenants) to hire a property manager, its right to self-manage the 393-401 Fifth Avenue Property is extinguished for the remainder of the term.

“Manager Criteria” are satisfied if, as of the applicable date of determination, the applicable management company (i) is a reputable management company having at least seven years’ experience in the management of office properties with similar scope and class as the 393-401 Fifth Avenue Property located in similar geographic areas to the geographic area in which the 393-401 Fifth Avenue Property is located (such properties, the “Comparable Properties”), (ii) has, for at least seven years preceding the applicable date of determination, managed at least seven Comparable Properties (exclusive of the 393-401 Fifth Avenue Property) each being of approximately the same size as the 393-401 Fifth Avenue Property, (iii) is managing Comparable Properties (exclusive of the 393-401 Fifth Avenue Property) with at least 1,000,000 leasable SF (in the aggregate) and (iv) is not the subject of any proceeding under any applicable creditors rights laws.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

393-401 FIFTH AVENUE

■
Mezzanine or Subordinate Indebtedness.  Concurrently with the origination of the 393-401 Fifth Avenue Loan, 393 Fifth Funding LLC funded a mezzanine loan in the amount of $30,000,000 to 401 Fifth Holding LLC, as mezzanine borrower, which is the direct owner of 100% of the limited liability company interests in the borrower.  The mezzanine loan is secured by a pledge of the mezzanine borrower’s 100% limited liability company interests in the borrower.  The mezzanine loan accrues interest at an interest rate of 8.4% per annum and is co-terminus with the 393-401 Fifth Avenue Loan.  The rights and obligations of the respective holders of the 393-401 Fifth Avenue Loan and the related mezzanine loan are subject to an intercreditor agreement.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy in an amount equal to the full replacement cost of the 393-401 Fifth Avenue Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 12 months extended period of indemnity or until the income is restored to prior level (whichever first occurs).  The “all-risk” insurance is required to contain a deductible that is no higher than $10,000.  With respect to the aforesaid insurance policies, the same are required to provide terrorism coverage.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

Hilton Garden Inn Norwalk

SPRINGHILL SUITES
Marriott
STOP

SpringHill Suites Tarrytown

Sheraton Hotel Tarrytown

Hilton Garden Inn Shelton

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

Danbury
Danbury Municipal Airport
Carmel
Mahopac
Brewster
PUTNAM COUNTY
NEW YORK
Taconic St. Pkwy
Yorktown
Peekskill
Yorktown Heights
Cross River Reservoir
WESTCHESTER COUNTY
Blue Mtn. Res.
Croton-on-Hudson
Bedford
Mount Kisco
Saw Mill River Pkwy
Hudson River
Ossining
Chappaqua
Briarcliff Manor
Kensico Lake
Tarrytown
Westchester County Airport
White Plains
Scarsdale
Port Chester
Greenwich
Rye
YONKERS
Larchmont
Mount Vernon
New Rochelle
BRONX
Pelham Bay Park
N.Y. CITY
Port Washington
Great Neck
LaGuardia Airport
Manhasset
QUEENS
Mineola
Newtown
NEW HAVEN COUNTY
CONNECTICUT
Ansonia
Shelton
Ridgefield
Saugatuck Reservoir
Easton
Orange
FAIRFIELD COUNTY
Trumbull
Milford
Stratford
Wilton
Merritt Pkwy
New Canaan
Fairfield
Westport
Igor Sikorsky Memorial Airport
Norwalk
Darien
Long Island Sound
Caumsett State Park
Fort Salonga
Stony Brook
Coram
Oyster Bay
Huntington
Centereach
Glen Cove
Smithtown
NASSAU COUNTY
LONG ISLAND
SUFFOLK COUNTY
Hauppauge
Syosset
Dix Hills
Jericho
Plainview
Long Island Expwy
Hicksville
Melville
Deer Park
Northeastern Hotel Portfolio
1 Hilton Garden Inn Norwalk Norwalk, CT
2 SpringHill Suites Tarrytown Tarrytown, NY
3 Sheraton Hotel Tarrytown Tarrytown, NY
4 Hilton Garden Inn Shelton Shelton, CT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance	$57,395,116
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$94,555.38
Size (Rooms)	607	Percentage of Initial Pool Balance	4.8%
Total TTM Occupancy as of 9/30/2014	75.6%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 9/30/2014	75.6%	Type of Security(4)	Both Fee Simple and Leasehold
Year Built / Latest Renovation	Various	Mortgage Rate(5)	4.6354%
Appraised Value(1)	$90,250,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$25,827,641
Underwritten Expenses	$18,625,355
Underwritten Net Operating Income (NOI)	$7,202,286	Escrows
Underwritten Net Cash Flow (NCF)	$6,169,181	Upfront	Monthly
Cut-off Date LTV Ratio(2)	63.6%	Taxes	$355,740	$177,870
Maturity Date LTV Ratio(3)	46.7%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.03x / 1.74x	FF&E	$0	$25,234
Debt Yield Based on Underwritten NOI / NCF	12.5% / 10.7%	Other(6)	$5,393,088	$34,020

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$57,500,000	63.6%	Purchase Price	$84,000,000	92.9%
Principal’s New Cash Contribution	20,451,120	22.6	Reserves	5,748,828	6.4
Mezzanine Loan	12,500,000	13.8	Closing Costs	702,292	0.8

Total Sources	$90,451,120	100.0%	Total Uses	$90,451,120	100.0%

(1)
The Appraised Value reflects the aggregate “as-is” appraised value of $85,000,000 plus stated “capital deductions” totaling $5,250,000 relating to capital improvements at the Hilton Garden Inn Norwalk Property ($1,750,000), the Sheraton Hotel Tarrytown Property ($2,000,000) and the Hilton Garden Inn Shelton Property ($1,500,000) for which $5,250,000 was reserved in connection with the Northeastern Hotel Portfolio Loan.

(2)
The Cut-off Date LTV Ratio is calculated utilizing the aggregate appraised value of $90,250,000 which includes a total capital deduction amount of $5,250,000. The Cut-off Date LTV Ratio calculated solely on the basis of the “as-is” appraised value of $85,000,000 is 67.5%.

(3)
The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $100,000,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value plus “capital deductions” ($90,250,000) is 51.8%, and the Maturity Date LTV Ratio calculated utilizing the “as-is” appraised value ($85,000,000) is 55.0%.

(4)
The Northeastern Hotel Portfolio Loan is secured by a leasehold interest in the Hilton Garden Inn Norwalk Property and the fee interests in the SpringHill Suites Tarrytown Property, Sheraton Hotel Tarrytown Property and Hilton Garden Inn Shelton Property.

(5)	Mortgage Rate to full precision is 4.63539130434783%.
(6)
Other reserves represent PIP reserves ($2,000,000 Sheraton Hotel Tarrytown Property, $1,750,000 Hilton Garden Inn Norwalk Property, $1,500,000 Hilton Garden Inn Shelton Property), upfront ground rent reserves ($68,041) and ongoing ground rent reserves ($34,020). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Northeastern Hotel Portfolio Loan”) is evidenced by a note in the original principal amount of $57,500,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in three hotel properties located in New York and Connecticut and the borrowers’ leasehold interest in one hotel property located in Connecticut (collectively, the “Northeastern Hotel Portfolio Properties”).  The Northeastern Hotel Portfolio Loan was originated by Goldman Sachs Mortgage Company on November 13, 2014 and represents approximately 4.8% of the Initial Pool Balance.  The note evidencing the Northeastern Hotel Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $57,395,116 and has an interest rate of 4.6354% per annum.  The borrowers utilized the proceeds of the Northeastern Hotel Portfolio Loan to acquire the Northeastern Hotel Portfolio Properties, fund reserves and pay closing costs.

The Northeastern Hotel Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Northeastern Hotel Portfolio Loan requires monthly payments of interest and principal sufficient to amortize the Northeastern Hotel Portfolio Loan over a 30-year amortization schedule.  The scheduled maturity date for the Northeastern Hotel Portfolio Loan is the due date in December 2024.  Other than as described under “—Release of Collateral” below, voluntary prepayment of the Northeastern Hotel Portfolio Loan is prohibited prior to September 6, 2024.  Provided that no event of default under the Northeastern Hotel Portfolio Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties.  The Northeastern Hotel Portfolio Properties are a four hotel property portfolio containing a total of 607 rooms. The Northeastern Hotel Portfolio Properties consist of the Hilton Garden Inn Norwalk, SpringHill Suites Tarrytown, Sheraton Hotel Tarrytown and Hilton Garden Inn Shelton.

The Hilton Garden Inn Norwalk Property is a 170-room limited service hotel located in Norwalk, Connecticut. It was constructed in 2001, and it is currently undergoing an approximately $1,750,000 property improvement plan. The Hilton Garden Inn Norwalk Property features an indoor pool, a fitness center, a business center and a guest laundry room. In addition, it includes a restaurant, lounge and 1,400 SF of meeting space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

The SpringHill Suites Tarrytown Property is a 145-room limited service hotel located in Tarrytown, New York. It was constructed in 2004 and it underwent a property improvement plan in 2011. The SpringHill Suites Tarrytown Property features an indoor pool, a fitness center, a lobby workstation and a guest laundry room. In addition, it includes a breakfast dining area, lounge and 336 SF of meeting space.

The Sheraton Hotel Tarrytown Property is a 150-room full service hotel located in Tarrytown, New York. It was constructed in 2007 and it is currently undergoing an approximately $2,000,000 property improvement plan. The Sheraton Hotel Tarrytown Property features an indoor pool, a fitness center, a business center and a guest laundry room. In addition, it includes a restaurant, lounge and 1,452 SF of meeting space. The Sheraton Hotel Tarrytown Property is a single unit in a two-unit condominium.

The Hilton Garden Inn Shelton Property is a 142-room select service hotel located in Shelton, Connecticut. It was constructed in 1999 and it is currently undergoing an approximately $1,500,000 property improvement plan. The Hilton Garden Inn Shelton Property features an indoor pool, a fitness center, a business center and a guest laundry room. In addition, it includes a restaurant, lounge and 2,830 SF of meeting space.

The following table presents certain information relating to the Northeastern Hotel Portfolio Properties:

Property Name	Number of Rooms	Cut-off Date Allocated Loan Amount	% of Cut-off Date Allocated Loan Amount	Year Built	Appraised Value(1)	UW NCF	UW NCF per Room
Hilton Garden Inn Norwalk	170	$18,219,930	31.7%	2001	$28,650,000	$2,007,204	$11,807
SpringHill Suites Tarrytown	145	15,199,264	26.5	2004	23,900,000	1,808,096	12,470
Sheraton Hotel Tarrytown	150	14,436,718	25.2	2007	22,700,000	1,472,787	9,819
Hilton Garden Inn Shelton	142	9,539,204	16.6	1999	15,000,000	881,095	6,205
Total / Wtd. Avg.	607	$57,395,116	100.0%		$90,250,000	$6,169,181	$10,163

(1)
The Appraised Values reflect the “as-is” appraised value for each property plus stated “capital deductions” related to capital improvements at the Hilton Garden Inn Norwalk Property ($1,750,000), the Sheraton Hotel Tarrytown Property ($2,000,000) and the Hilton Garden Inn Shelton Property ($1,500,000).  The borrowers escrowed $5.25 million for the capital improvements related to these capital deductions.

The following table presents certain information relating to the TTM September 2014 demand analysis with respect to the Northeastern Hotel Portfolio Properties based on market segmentation, as provided in the appraisals for the Northeastern Hotel Portfolio Properties:

TTM September 2014 Accommodated Room Night Demand(1)
Property Name	Commercial	Group	Leisure
Hilton Garden Inn Norwalk	65.0%	15.0%	20.0%
SpringHill Suites Tarrytown	67.0%	10.0%	23.0%
Sheraton Hotel Tarrytown	60.0%	17.0%	23.0%
Hilton Garden Inn Shelton	65.0%	10.0%	25.0%
Total / Wtd. Avg.	64.2%	13.1%	22.6%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM September 2014 penetration rates relating to the Northeastern Hotel Portfolio Properties, as provided in the September 2014 travel research report:

TTM September 2014 Penetration Rates(1)
Property Name	Occupancy	ADR	RevPAR
Hilton Garden Inn Norwalk	110.7%	116.7%	129.2%
SpringHill Suites Tarrytown	103.1%	103.9%	107.1%
Sheraton Hotel Tarrytown	101.0%	104.8%	105.9%
Hilton Garden Inn Shelton	97.0%	109.9%	106.6%
Total / Wtd. Avg.	103.3%	109.1%	112.9%

(1)	Source: September 2014 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Northeastern Hotel Portfolio Properties:

Northeastern Hotel Portfolio Properties(1)
	2012			2013			TTM 9/30/2014
Property Name	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Hilton Garden Inn Norwalk	70.7%	$143.17	$101.20	77.7%	$142.62	$110.74	76.6%	$144.42	$110.63
SpringHill Suites Tarrytown	77.4%	$134.18	$103.86	79.7%	$140.53	$112.01	80.9%	$139.07	$112.55
Sheraton Hotel Tarrytown	73.3%	$147.79	$108.27	73.8%	$150.12	$110.84	76.8%	$150.55	$115.61
Hilton Garden Inn Shelton	59.8%	$117.13	$70.09	65.1%	$109.98	$71.56	67.8%	$110.81	$75.16
Total / Wtd. Avg.	70.4%	$136.07	$96.30	74.3%	$136.34	$101.90	75.6%	$137.54	$104.02

(1)	As provided by the borrowers.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Northeastern Hotel Portfolio Properties:

Cash Flow Analysis(1)
	2012	2013	TTM 9/30/2014	Underwritten	Underwritten $ per Room
Rooms Revenue	$21,395,212	$22,577,013	$23,046,311	$23,046,311	$37,968
Food & Beverage Revenue	2,147,845	2,386,866	2,462,591	2,462,591	4,057
Telephone Revenue	49,426	47,473	41,733	41,733	69
Other Revenue(2)	257,311	262,183	277,006	277,006	456
Total Revenue	$23,849,794	$25,273,535	$25,827,641	$25,827,641	$42,550

Room Expense	$5,068,148	$5,277,046	$5,310,567	$5,348,402	$8,811
Food & Beverage Expense	1,818,398	1,987,543	2,084,539	2,084,539	3,434
Telephone Expense	301,163	298,802	301,325	301,325	496
Other Expense	167,096	180,993	186,022	186,022	306
Total Departmental Expense	$7,354,805	$7,744,384	$7,882,453	$7,920,288	$13,048
Total Undistributed Expense	7,173,945	7,561,199	7,943,386	8,073,578	13,301
Total Fixed Charges(3)	2,067,074	2,302,806	2,468,982	2,631,488	4,335
Total Operating Expenses	$16,595,824	$17,608,389	$18,294,821	$18,625,355	$30,684

Net Operating Income	$7,253,970	$7,665,146	$7,532,820	$7,202,286	$11,865
FF&E	953,992	1,010,941	1,033,106	1,033,106	1,702
Net Cash Flow	$6,299,978	$6,654,205	$6,499,714	$6,169,181	$10,163

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes revenue from telephone, sundry sales, dry cleaning, etc.
(3)
Underwritten Total Fixed Charges include ground rent expense for the Hilton Garden Inn Norwalk Property ($417,531).  The Hilton Garden Inn Norwalk Property is encumbered by three ground leases, two of which have annual rent escalations of 2.5% and one of which has an annual rent escalation of 2.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

■
Appraisals.  According to the appraisals dated as of September 2014, the Northeastern Hotel Portfolio Properties had an aggregate “as-is” appraised value of $85,000,000 which reflects “capital deductions” totaling $5,250,000 for pending improvements at three of the four Northeastern Hotel Portfolio Properties. Additionally, the Northeastern Hotel Portfolio Properties have an aggregate “as stabilized” appraised value of $100,000,000 as of October 1, 2017, which assumes certain occupancy, rate, income and expense projections.

The following table presents certain information relating to the appraised values of the Northeastern Hotel Portfolio Properties:

Property Name	Cut-off Date Allocated Loan Amount	“As-Is” Appraised Value	Capital Deduction	“As-Is” Appraised Value plus Capital Deduction(1)	“As Stabilized” Appraised Value(2)
Hilton Garden Inn Norwalk	$18,219,930	$26,900,000	$1,750,000	$28,650,000	$31,800,000
SpringHill Suites Tarrytown	15,199,264	23,900,000	-	23,900,000	26,500,000
Sheraton Hotel Tarrytown	14,436,718	20,700,000	2,000,000	22,700,000	25,000,000
Hilton Garden Inn Shelton	9,539,204	13,500,000	1,500,000	15,000,000	16,700,000
Total / Wtd. Avg.	$57,395,116	$85,000,000	$5,250,000	$90,250,000	$100,000,000

(1)
The “As-Is” Appraised Value plus Capital Deduction reflects the “as-is” appraised value for each property plus stated capital deductions related to capital improvements at three of the four properties.  The borrowers escrowed $5.25 million for the capital improvements related to these capital deductions.

(2)	The “As Stabilized” Appraised Value assumes certain occupancy, rate, income and expense projections as of October 1, 2017.

■
Environmental Matters.  According to Phase I environmental reports dated September 24 and September 25, 2014, there were no recognized environmental conditions or recommendations for further action at the Northeastern Hotel Portfolio Properties, except there is a historical recognized environmental condition at Sheraton Hotel Tarrytown due to the release of a gallon of dielectric fluid by Con Edison in 2000. The listing was closed on September 27, 2000, and a no further action letter was issued by the New York State Department of Environmental Conservation.

■
Market Overview and Competition.  The Hilton Garden Inn Norwalk Property is located in Norwalk, Connecticut. The Hilton Garden Inn Norwalk Property and its competitive set have an average occupancy of 70.0%, ADR of $139.42 and RevPAR of $97.55 as of the trailing 12-month period ending December 31, 2013.

The following table presents certain information relating to the primary competition for the Hilton Garden Inn Norwalk Property:

Property Name	Number of Rooms	Year Built	TTM 12/31/2013 Occupancy	TTM 12/31/2013 ADR	TTM 12/31/2013 RevPAR
Hilton Garden Inn Norwalk	170	2001	78.0%	$141.92	$110.74
Courtyard by Marriott Norwalk	145	1988	68.0%	$142.00	$96.56
EVEN Hotel Norwalk	129	1988	55.0%	$122.00	$67.10
Hotel Zero Degrees Norwalk	96	2013	68.0%	$140.00	$95.20

Source: Appraisal.

The SpringHill Suites Tarrytown Property is located in Tarrytown, New York. The SpringHill Suites Tarrytown Property and its competitive set have an average occupancy of 74.0%, ADR of $136.60 and RevPAR of $101.11 as of the trailing 12-month period ending December 31, 2013.

The following table presents certain information relating to the primary competition for the SpringHill Suites Tarrytown Property:

Property Name	Number of Rooms	Year Built	TTM 12/31/2013 Occupancy	TTM 12/31/2013 ADR	TTM 12/31/2013 RevPAR
SpringHill Suites Tarrytown	145	2004	79.7%	$140.53	$112.01
Hampton Inn White Plains Tarrytown	156	1957	75.0%	$130.00	$97.50
The Courtyard by Marriott Tarrytown Greenburgh	139	1988	67.0%	$140.00	$93.80

Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

The Sheraton Hotel Tarrytown Property is located in Tarrytown, New York. The Sheraton Hotel Tarrytown Property and its competitive set have an average occupancy of 73.0%, ADR of $141.68 and RevPAR of $103.47 as of the trailing 12-month period ending December 31, 2013.

The following table presents certain information relating to the primary competition for the Sheraton Hotel Tarrytown Property:

Property Name	Number of Rooms	Year Built	TTM 12/31/2013 Occupancy	TTM 12/31/2013 ADR	TTM 12/31/2013 RevPAR
Sheraton Hotel Tarrytown	150	2007	74.5%	$148.80	$110.84
Marriott Westchester Tarrytown	444	1981	72.0%	$139.00	$100.08
DoubleTree by Hilton Tarrytown	247	1961	74.0%	$142.00	$105.08

Source: Appraisal.

The Hilton Garden Inn Shelton Property is located in Shelton, Connecticut. The Hilton Garden Inn Shelton Property and its competitive set have an average occupancy of 64.7%, ADR of $114.19 and RevPAR of $73.85 as of the trailing 12-month period ending December 31, 2013.

The following table presents certain information relating to the primary competition for the Hilton Garden Inn Shelton Property:

Property Name	Number of Rooms	Year Built	TTM 12/31/2013 Occupancy	TTM 12/31/2013 ADR	TTM 12/31/2013 RevPAR
Hilton Garden Inn Shelton	142	1999	65.9%	$108.63	$71.56
Courtyard by Marriott Shelton	161	1990	62.0%	$105.00	$65.10
Hampton Inn Shelton	125	1998	71.0%	$104.00	$73.84
Hyatt House Shelton	127	2010	75.0%	$111.00	$83.25
Marriott Trumbull Merritt Parkway	325	1986	59.0%	$128.00	$75.52

Source: Appraisal.

■
The Borrowers.  The borrowers are Lixi Hospitality White Plains LLC, Lixi Hospitality Tarrytown LLC, Lixi Hospitality Norwalk LLC and Lixi Hospitality Shelton LLC, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Northeastern Hotel Portfolio Loan.  The borrowers are 100% owned by LIXI Hospitality Group Holding Inc., which is ultimately 100% owned and controlled by Shen Xiao, who is the non-recourse carveout guarantor under the Northeastern Hotel Portfolio Loan. Mr. Xiao is a Canadian resident and has been involved in the hospitality industry for more than 10 years. Mr. Xiao currently owns 14 hotels (1,488 keys) in the United States and Canada.

■
Escrows.  On the origination date of the Northeastern Hotel Portfolio Loan, the borrowers funded reserves in the amount of approximately (i) $355,740 with respect to taxes, (ii) $68,041 with respect to ground rent payments, (iii) $75,048 with respect to deferred maintenance repairs, (iv) $1,750,000 with respect to the property improvement plan at the Hilton Garden Inn Norwalk Property, (v) $1,500,000 with respect to the property improvement plan at the Hilton Garden Inn Shelton Property and (vi) $2,000,000 with respect to the property improvement plan at the Sheraton Hotel Tarrytown Property.

In addition, on each due date, the borrowers are required to fund: (i) a reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes, insurance premiums and ground rents over the then succeeding 12-month period, unless, in the case of insurance payments, the borrowers provide evidence that applicable blanket policies permitted under the Northeastern Hotel Portfolio Loan documents are in effect and (ii) an FF&E reserve in the amount of (a) for the due dates occurring in January 2015 through December 2015, $25,234; (b) for the due dates occurring in January 2016 through December 2016, the greater of (x) the amount required to be reserved pursuant to any replacement franchise agreement for FF&E and (y) one-twelfth of 3% of the net operating income from the Northeastern Hotel Portfolio Properties for the trailing 12-month period, adjusted annually on each due date in November; and (c) for the due dates occurring in January 2017 through December 2024, the greater of (x) the amount required to be reserved pursuant to any replacement franchise agreement for FF&E and (y) one-twelfth of 4% of the net operating income from the Northeastern Hotel Portfolio Properties for the trailing 12-month period, adjusted annually on each due date in November.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

In addition, upon the occurrence of a Northeastern Hotel Portfolio Franchise Trigger Event with respect to any Northeastern Hotel Portfolio Property, the borrowers are required to fund the related property improvement plan reserve in an amount equal to 110% of the estimated cost to complete the related property improvement plan in accordance with a budget approved by the lender in its reasonable discretion.

A “Northeastern Hotel Portfolio Franchise Trigger Event” means, with respect to each Northeastern Hotel Portfolio Property, (i) the failure to extend or replace the applicable franchise agreement, or to complete repairs, renovations or improvements required by a property improvement plan, as of the date 12 months prior to the expiration of such franchise agreement or (ii) the implementation of a property improvement plan as a condition to entering a replacement franchise agreement.

■
Lockbox and Cash Management.  The Northeastern Hotel Portfolio Loan requires a soft springing lockbox, which is already in place.  The Northeastern Hotel Portfolio Loan documents require that all revenues received by either the borrowers or the property manager be deposited into the lockbox account, in excess of those paid by the borrowers for operating expenses or the property manager in accordance with the management agreement.  During the continuance of a Northeastern Hotel Portfolio Cash Trap Period, all credit card receivables are required to be deposited directly into the lockbox account and the borrowers are required to cause all cash revenues relating to the Northeastern Hotel Portfolio Properties and all other money received by the borrowers or any property manager with respect to the Northeastern Hotel Portfolio Properties (other than tenant security deposits) to be deposited into the lockbox account or the cash management account within one business day of receipt.  At the end of each business day, the lockbox bank is required to remit all funds contained in the lockbox account to a cash management account controlled by the lender. Provided that no Northeastern Hotel Portfolio Trigger Period or event of default under the Northeastern Hotel Portfolio Loan is continuing, all money from the cash management account is required to be swept into the borrowers controlled operating account.

On each due date during the continuance of a Northeastern Hotel Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the Northeastern Hotel Portfolio Loan, the Northeastern Hotel Portfolio Loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses be reserved with the lender and held as additional collateral for the Northeastern Hotel Portfolio Loan; provided that if the Northeastern Hotel Portfolio Trigger Period is caused by a Northeastern Hotel Portfolio Franchise Trigger Event, those remaining amounts are required to be deposited into the applicable property improvement plan reserve.  During the continuance of an event of default under the Northeastern Hotel Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the Northeastern Hotel Portfolio Loan and/or toward the payment of expenses of the Northeastern Hotel Portfolio Properties, in such order of priority as the lender may determine.

A “Northeastern Hotel Portfolio Trigger Period” means the period (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio is less than 1.10x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.10x, (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such financial reports are so delivered, (iii) during an event of default under the Northeastern Hotel Portfolio Mezzanine Loan documents, or (iv) commencing from the occurrence of a Northeastern Hotel Portfolio Franchise Trigger Event and ending when the applicable franchise agreement is either extended or replaced, or property improvement plan repairs completed, as necessary.

A “Northeastern Hotel Portfolio Cash Trap Period” means the period (i) from the commencement of a Northeastern Hotel Portfolio Trigger Period until the end of such Northeastern Hotel Portfolio Trigger Period or (ii) from the commencement of an event of default under the Northeastern Hotel Portfolio Loan documents until the end of such event of default.

■
Property Management.  The Northeastern Hotel Portfolio Properties are self-managed by the borrowers.  Under the Northeastern Hotel Portfolio Loan documents, the Northeastern Hotel Portfolio Properties are required to be managed by a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  During the continuance of an event of default under the Northeastern Hotel

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

Portfolio Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrowers to replace such property manager with a property manager selected by the lender.

■
Release of Collateral.  Provided no event of default under the Northeastern Hotel Portfolio Loan is then continuing, at any time after the first due date following the second anniversary of the securitization Closing Date, the borrowers may obtain the release of no more than two of the Northeastern Hotel Portfolio Properties from the liens of the Northeastern Hotel Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Northeastern Hotel Portfolio Loan documents, including among others: (i) defeasance in an amount equal to 120% of the allocated loan amount for each Northeastern Hotel Portfolio Property being released, (ii) after giving effect to the release, a debt service coverage ratio (as defined in the Northeastern Hotel Portfolio Loan agreement) for the remaining Northeastern Hotel Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter equal to or greater than the greater of (a) 1.25x and (b) the debt service coverage ratio immediately prior to the release, (iii) receipt of a Rating Agency Confirmation and (iv) delivery of a REMIC opinion.

■
Mezzanine or Secured Subordinate Indebtedness.  Concurrently with the funding of the Northeastern Hotel Portfolio Loan, Goldman Sachs Mortgage Company funded a mezzanine loan in the amount of $12,500,000 (the ”Northeastern Hotel Portfolio Mezzanine Loan”) to Lixi Hospitality Group Holding Inc., as mezzanine borrower, which is the direct owner of 100% of the limited liability company interests in the borrowers.  The Northeastern Hotel Portfolio Mezzanine Loan is secured by a pledge of the mezzanine borrower’s 100% limited liability company interests in the borrowers.  The Northeastern Hotel Portfolio Mezzanine Loan carries an interest rate of 10.2500% per annum and is co-terminus with the Northeastern Hotel Portfolio Loan. The Northeastern Hotel Portfolio Mezzanine Loan is subject to a customary intercreditor agreement. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Northeastern Hotel Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Northeastern Hotel Portfolio Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time with respect to the property and business interruption/rental loss insurance required under the Northeastern Hotel Portfolio Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Northeastern Hotel Portfolio Properties are separately allocated to the Northeastern Hotel Portfolio Properties and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Condominium Structure.  The Sheraton Hotel Tarrytown Property is one-unit of a two-unit condominium regime.  The other unit of the condominium regime is made up of 2 parking areas and a large vacant lot, totaling 15.69 acres (commonly referred to as the multi-family unit), and is not collateral for the Northeastern Hotel Portfolio Loan.  The borrower has a 50% share of the common elements of the condominium.  The condominium board consists of four managers, two of which may be elected by the borrower as owner of one of the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHEASTERN HOTEL PORTFOLIO

condominium units.  Votes by the condominium board require a majority consent, though in certain circumstances an approval from unit owners holding 66 2/3% of the vote is required (e.g., amendments to Declaration, borrowing funds in excess of $10,000, alterations to the common elements which cost in excess of $50,000, hiring a property manager, etc.) and the unit owners maintain the right to contest any assessment or the annual budget.  Any liens for unpaid charges or assessments are automatically subordinate to all sums unpaid on any mortgage of record.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

Twin Cities Premium Outlets
3965 Eagan Outlets Parkway
Eagan, MN 55122
Eagan
Bloomington
MINNEAPOLIS-
ST PAUL INT'L
AIRPORT
Delta Airlines
Building C
Fort Snelling
National Cemetery
SOUTH
LOOP
AMERICAN BLVD
Mall of
America
Alpha Business
Center
Water Park
of America
Marriott
Minneapolis
Airport
Ramada
Mall of
America
IKEA
Twin
Cities
Cedar
Business
Center
Village Park
of Bloomington
Cypress
Semi-
conductor
Long Meadow
Lake
Minnesota River
Fort Snelling
State Park
SIBLEY MEMORIAL HWY
Fox Ridge
Shoppes
YANKEE DOODLE RD
Delta
Air Lines
DIFFLEY RD
CLIFF RD
Cliff Lake
Centre
Town & Country
Square
Minneapolis
Saint Paul
Brooklyn
Park
Maple
Grove
Fridley
Shoreview
Roseville
New
Hope
Crystal
Plymouth
Golden
Valley
St Louis Park
Minnetonka
Edina
Oakdale
Maplewood
Woodbury
Eden
Prairie
Bloomington
Inver Grove
Heights
Eagan
Burnsville
Apple Valley
Shakopee
Savage
Rosemount
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Eagan, Minnesota	Cut-off Date Principal Balance(2)		$50,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)		$281.03
Size (SF)	409,207	Percentage of Initial Pool Balance		4.2%
Total Occupancy as of 9/1/2014	96.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/1/2014	96.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate		4.3200%
Appraised Value	$216,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$18,624,938
Underwritten Expenses	$5,970,918	Escrows
Underwritten Net Operating Income (NOI)	$12,654,021		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,170,767	Taxes	$40,000	$17,600
Cut-off Date LTV Ratio(1)	53.2%	Insurance	$57,500	$19,100
Maturity Date LTV Ratio(1)	53.2%	Replacement Reserves	$0	$5,115
DSCR Based on Underwritten NOI / NCF(1)	2.51x / 2.42x	TI/LC(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.0% / 10.6%	Other(4)	$14,762,789	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$115,000,000	99.9%	Loan Payoff	$69,650,306	60.5%
Other Sources	100,000	0.1	Principal Equity Distribution	27,308,107	23.7
			Reserves	14,860,289	12.9
			Closing Costs	3,281,298	2.9
Total Sources	$115,100,000	100.0%	Total Uses	$115,100,000	100.0%

(1)	Calculated based on the aggregate balance of the Twin Cities Premium Outlets Loan Combination.
(2)
The Cut-off Date Principal Balance of $50,000,000 represents note A-2 of a $115,000,000 loan combination evidenced by two pari passu notes.  The companion loan evidenced by note A-1 represents the controlling interest with a principal balance of $65,000,000 as of the Cut-off Date.  Note A-1 was contributed to the GSMS 2014-GC26 transaction.

(3)	TI/LC reserves commence on the December 2016 due date and are capped at $2,000,000.
(4)	Other upfront reserves of $14,762,789 represent (i) $14,700,498 for unfunded tenant obligations, (ii) $31,250 for screen wall repair/modification and (iii) $31,041 for free rent. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Twin Cities Premium Outlets Loan”) is part of a loan combination (the “Twin Cities Premium Outlets Loan Combination”) evidenced by two pari passu notes (note A-1 and note A-2) that are together secured by a first mortgage encumbering the borrower’s fee interest in a retail property located in Eagan, Minnesota (the “Twin Cities Premium Outlets Property”).  The Twin Cities Premium Outlets Loan (evidenced by note A-2), which represents the non-controlling interest in the Twin Cities Premium Outlets Loan Combination, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.2% of the Initial Pool Balance.  The related companion loan (the “Twin Cities Premium Outlets Companion Loan”) (evidenced by note A-1), represents the controlling interest in the Twin Cities Premium Outlets Loan Combination, was contributed to the GSMS 2014-GC26 transaction and has an outstanding principal balance as of the Cut-off Date of $65,000,000. The Twin Cities Premium Outlets Loan Combination was originated on October 14, 2014 by Citigroup Global Markets Realty Corp.  The Twin Cities Premium Outlets Loan Combination had an original principal balance of $115,000,000 and each note accrues interest at an interest rate of 4.3200% per annum.  The proceeds of the Twin Cities Premium Outlets Loan Combination were primarily used to refinance existing debt on the Twin Cities Premium Outlets Property, fund reserves, pay closing costs and return equity to the borrower sponsor. The Twin Cities Premium Outlets Loan Combination will be serviced under the GSMS 2014-GC26 pooling and servicing agreement. See “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Twin Cities Premium Outlets Loan and the Twin Cities Premium Outlets Companion Loan.

The Twin Cities Premium Outlets Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and requires interest only payments throughout the term.  The scheduled maturity date of the Twin Cities Premium Outlets Loan is the due date in November 2024.  At any time after the earlier to occur of (i) the second anniversary of the securitization Closing Date and (ii) the fourth anniversary of the origination date of the Twin Cities Premium Outlets Loan, the Twin Cities Premium Outlets Loan may be defeased with certain direct, non-callable obligations of the United States of America.  On or after the due date occurring in August 2024, the borrower will be permitted to prepay the Twin Cities Premium Outlets Loan in whole (but not in part) without incurring a prepayment premium or penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

■
The Mortgaged Property.  The Twin Cities Premium Outlets Property is a 409,207 SF newly constructed anchored retail outlet shopping center located in Eagan, Minnesota. The Twin Cities Premium Outlets Property was constructed in 2014.  The Twin Cities Premium Outlets Property has multiple walkways and patio areas between the buildings and at their perimeters.  The patios include seating areas and landscaped elements.  Common areas at the Twin Cities Premium Outlets Property consist of a food court dining area, three sets of common restrooms, interior access corridors and the management office.

The Twin Cities Premium Outlets Property opened in August 2014.  The tenant mix at the Twin Cities Premium Outlets Property includes, among others: Off Fifth Saks, Nike, Polo, Old Navy, Under Armour, Gap, Armani Outlet, Coach, Movado, Ann Taylor and Brooks Brothers.  Parking at the Twin Cities Premium Outlets Property consists of 835 surface parking spaces on site in addition to 1,114 spaces (access to which is granted via perpetual easement) in a parking garage, owned by the Eagan Economic Development Authority, which is located adjacent to the Twin Cities Premium Outlets Property.  The total parking ratio is 4.76 spaces per 1,000 SF of net rentable area.  As of September 1, 2014, the Total Occupancy and Owned Occupancy were both 96.8%.

The Twin Cities Premium Outlets Property is part of the Minneapolis-St. Paul-Bloomington MSA.  The Twin Cities Premium Outlets Property is situated approximately 10 miles southeast of downtown Minneapolis and 10 miles southwest of downtown St. Paul.  The Twin Cities Premium Outlets Property has frontage along three arterials/connectors: Eagan Outlets Parkway, Nichols Road and Rahn Road.  The Twin Cities Premium Outlets Property is accessible from the major local corridors, Highway 13 and Highway 77.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Twin Cities Premium Outlets Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Old Navy	BBB- / Baa3 / BBB-	12,329	3.0%	$347,852	3.2%	$28.21	8/31/2024	1, 5-year option
Gap	BBB- / Baa3 / BBB-	11,500	2.8	342,323	3.1	29.77	8/31/2024	1, 5-year option
Under Armour	NR / NR / NR	12,065	2.9	310,674	2.8	25.75	8/31/2024	NA
Off Fifth Saks	NR / NR / NR	28,000	6.8	280,000	2.5	10.00	8/31/2024	3, 5-year options
Nike	NR / A1 / AA-	17,067	4.2	273,072	2.5	16.00	8/31/2019	3, 5-year options
American Eagle Outfitters	NR / NR / NR	9,000	2.2	257,040	2.3	28.56	1/31/2025	NA
Express	NR / NR / NR	6,716	1.6	240,936	2.2	35.87	1/31/2025	NA
Tommy Hilfiger	NR / NR / NR	8,500	2.1	227,630	2.1	26.78	8/31/2019	1, 5-year option
Banana Republic	BBB- / Baa3 / BBB-	7,500	1.8	224,315	2.0	29.91	8/31/2024	1, 5-year option
Dress Barn	NR / NR / NR	7,151	1.7	220,966	2.0	30.90	12/31/2024	NA
Ten Largest Owned Tenants		119,828	29.3%	$2,724,809	24.8%	$22.74
Remaining Owned Tenants		276,224	67.5	8,275,461	75.2	29.96
Vacant Spaces (Owned Space)		13,155	3.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		409,207	100.0%	$11,000,270	100.0%	$27.77

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

Simon Property Group, L.P. (“Simon”), an affiliate of the borrower, estimated sales for the Twin Cities Premium Outlets Property for the 2015 calendar year, based on similar tenant sales at comparable properties managed by Simon. Projected sales per SF for in-line tenants with less than 10,000 SF were estimated to be approximately $596 per SF with a 10.7% occupancy cost based on underwritten gross rents.  The underwritten weighted average base rent, inclusive of rent increases, is approximately 8% below the weighted average market rent. In addition, no single tenant comprises more than 4% of the underwritten gross rent.  We cannot assure you that sales at the Twin Cities Premium Outlets Property will not be lower than the figures presented above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

The following table presents certain information relating to the lease rollover schedule at the Twin Cities Premium Outlets Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	45,139	11.0	11.0%	1,036,783	9.4	22.97	7
2020	0	0.0	11.0%	0	0.0	0.00	0
2021	6,504	1.6	12.6%	172,486	1.6	26.52	1
2022	0	0.0	12.6%	0	0.0	0.00	0
2023	0	0.0	12.6%	0	0.0	0.00	0
2024	216,077	52.8	65.4%	6,580,278	59.8	30.45	59
2025	127,089	31.1	96.5%	3,134,226	28.5	24.66	23
2026 & Thereafter	1,243	0.3	96.8%	76,498	0.7	61.54	2
Vacant	13,155	3.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	409,207	100.0%		$11,000,270	100.0%	$27.77	92

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Twin Cities Premium Outlets Property:

Historical Leased %(1)(2)
As of 9/1/2014
Owned Space	96.8%

(1)	As provided by borrower.
(2)	Historical occupancy is unavailable as the Twin Cities Premium Outlets Property was constructed in 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Twin Cities Premium Outlets Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent	$10,470,627	$25.59
Contractual Rent Steps(4)	529,643	1.29
Percentage Rent(5)	1,002,910	2.45
Gross Up Vacancy	650,562	1.59
Total Rent	$12,653,742	$30.92
Total Reimbursables	6,172,352	15.08
Other Income(6)	449,406	1.10
Vacancy & Credit Loss	(650,562)	(1.59)
Effective Gross Income	$18,624,938	$45.51

Real Estate Taxes	$2,512,142	$6.14
Insurance	217,595	0.53
Management Fee	493,299	1.21
Other Operating Expenses	2,747,882	6.72
Total Operating Expenses	$5,970,918	$14.59

Net Operating Income	$12,654,021	$30.92
TI/LC	421,872	1.03
Capital Expenditures	61,381	0.15
Net Cash Flow	$12,170,767	$29.74

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical operating statements were unavailable as the Twin Cities Premium Outlets Property was constructed in 2014.
(3)	Underwritten cash flow is based on the September 1, 2014 rent roll.
(4)
Contractual rent steps were underwritten based upon the terms of the leases through September 1, 2015 and the present-value of the rent increases over the 10-year loan term for the nine investment grade credit tenants at the Twin Cities Premium Outlets Property.  The investment grade credit tenants are: Polo, Old Navy (Gap), Nike, Starbucks, GAP, 7 For All Mankind (VF Corporation), Banana Republic (Gap), Converse (Nike), and Lucy (VF Corporation). The rent increases for the credit tenants are cut-off at the end of the lease year where the respective kick-out clauses become effective. This ranged from the end of the third lease year to the end of the fifth lease year for these tenants.

(5)
Percentage rent includes rent for the following four tenants: Polo, Off Fifth Saks, Coach, and Armani.  The amount underwritten for each tenant is based upon projected sales of $1,016/SF, $318/SF, $1,915/SF, and $725/SF, respectively; projected sales are based on the year 1 budget submitted by the borrower.

(6)	Other income includes kiosk, seasonal and specialty leases and sign energy income.

■	Appraisal. According to the appraisal, the Twin Cities Premium Outlets Property had an “as-is” appraised value of $216,000,000 as of an effective date of September 4, 2014.

■
Environmental Matters.  The Phase I environmental report received on the Twin Cities Premium Outlets Property, dated October 9, 2014, recommended no further action at the Twin Cities Premium Outlets Property, but identified as a controlled recognized environmental condition resulting from historic operations involving the use of underground storage tanks (“USTs”) for which the environmental databases identified historic leaks.  The historic leaking USTs received closure from the appropriate regulatory authority.  In certain instances, regulatory closure allowed certain impacts from the leaking USTs to remain in place.  Prior to redevelopment, a response action plan (“RAP”) and construction contingency plan (“CCP”) were prepared for the Twin Cities Premium Outlets Property, which were designed to address any such remaining impacts encountered during construction.  The RAP and CCP were approved by the Minnesota Pollution Control Agency (“MPCA”), and were implemented during redevelopment, including the installation under a portion of the northern building of a passive sub-slab vapor mitigation system.  Based on the response actions taken, as well as the results of the environmental screening and chemical analysis, the MPCA has issued a no further action determination for the Twin Cities Premium Outlets Property.

■
Market Overview and Competition.  The Twin Cities Premium Outlets Property is an anchored retail outlet center in Eagan, Minnesota which is part of the Minneapolis-St. Paul-Bloomington MSA along the eastern boundary of the State of Minnesota at the border between Minnesota and Wisconsin.  The region is home to approximately 1,651 lakes and benefits from its location along the Mississippi River both in terms of commercial transportation and recreation.  Per the appraisal, the area is home to 19 Fortune 500 companies, including: United Health Group, Target, Best Buy, CHS and Supervalu.  Per the appraisal, the MSA had a total 2012

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

population of approximately 3.3 million and experienced an annual growth rate of 0.7%.  The 2012 number of households in the MSA was approximately 1.3 million with a 2012 median household income of $61,412.  Top employers within the area include, among others: the State of Minnesota, US Federal Government, Mayo Clinic, Target Corporation, University of Minnesota, Wal-Mart Stores, Inc. and United Health Group.

The Twin Cities Premium Outlets Property is located in Dakota County.  According to the appraisal, the Twin Cities Premium Outlets Property is approximately five miles south of the Mall of America which receives over 40 million visitors annually.  According to the appraisal, the 2013 population within a one, three and five-mile radius, of the Twin Cities Premium Outlets Property, was 7,875, 59,722 and 160,954, respectively.  The 2013 average household income within a one, three and five-mile radius was $67,409, $85,138 and $84,188, respectively.  Per the appraisal, as of year-end 2013, the Minneapolis/St. Paul retail market consisted of approximately 188 million SF with a vacancy rate of 5.2% and an average asking rent of $13.15 per SF and positive net absorption of 387,833 SF.

The following table presents certain information relating to the primary competition for the Twin Cities Premium Outlets Property:

Competitive Set(1)
	Twin Cities Premium Outlets	Albertville Premium Outlets	Preferred Outlets at Medford	Victory Village
Distance from Subject	-	46.0 miles	47.9 miles	33.1 miles
Property Type	Traditional Outlet Mix	Traditional Outlet Mix	Traditional Outlet Mix	Traditional Outlet Mix
Year Built / Renovated	2014 / NAP	2000 / NAP	1991 / 1999	2003 / NAP
Total GLA	409,117	397,609	223,660	226,750
Total Occupancy	97.3%	100.0%	74.3%	96.7%
Anchors	Gap, Under Armour, Polo, Off Fifth Saks, Nike Factory, Old Navy	Nike, Polo, Gap, Old Navy	Nike, Gap, Eddie Bauer, Gymboree	Gap, Old Navy, Polo
	The Outlet Shoppes at Oshkosh	Timmerman Plaza	Mall of America
Distance from Subject	289 miles	338 miles	5 miles
Property Type	Traditional Outlet Mix	Traditional Outlet Mix	Traditional Super-Regional Mall Mix
Year Built / Renovated	1970 / NAP	1997 / 2002	1992 / 2005
Total GLA	276,607	301,560	2,769,954
Total Occupancy	98.7%	84.3%	100.0%
Anchors	Gap, Old Navy, Polo	Walmart, JCPenney Outlet	Champs Sports, Macy’s, Nordstrom, Sears

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Twin Cities Outlets Eagan LLC, a single-purpose, single-asset entity.  The borrower is a joint venture between affiliates of Paragon Outlets (an affiliate of The Lightstone Group) and Simon Property Group, L.P.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Twin Cities Premium Outlets Loan Combination.  David Lichtenstein is the non-recourse carveout guarantor under the Twin Cities Premium Outlets Loan Combination.  David Lichtenstein is the CEO of The Lightstone Group, which he founded in 1988 and is one of the largest privately held real estate companies in the United States.  David Lichtenstein directs all aspects of the acquisition, financing and management of a diverse portfolio of multifamily apartments, in addition to office, lodging and industrial properties in 24 states, the District of Columbia, Puerto Rico and Canada.

■
Escrows.  In connection with the origination of the Twin Cities Premium Outlets Loan Combination, the borrower funded aggregate reserves of $14,860,289 with respect to the Twin Cities Premium Outlets Property, comprised of (i) $40,000 for real estate taxes, (ii) $57,500 for insurance premiums, (iii) $14,700,498 for unfunded tenant

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

obligations, (iv) $31,250 for the possible repair/modification of screen walls and (v) $31,041 for free rent due to tenants.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Twin Cities Premium Outlets Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Twin Cities Premium Outlets Loan Combination documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in the amount of $5,115 for replacements to the Twin Cities Premium Outlets Property and (iv) beginning on the due date occurring in December 2016, a reserve in the amount of $34,101 for tenant improvements and leasing commissions capped at $2,000,000.

■
Lockbox and Cash Management.  The Twin Cities Premium Outlets Loan Combination requires a hard lockbox, which is already in place, with springing cash management. The Twin Cities Premium Outlets Loan Combination documents require the borrower to cause all rents to be paid directly to a lender-controlled lockbox account. The Twin Cities Premium Outlets Loan Combination documents also require that all rents and other amounts received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt. On each business day that no Twin Cities Premium Outlets Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower.  During the continuance of a Twin Cities Premium Outlets Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the Twin Cities Premium Outlets Loan Combination documents is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve.  Funds in the excess cash flow reserve are (i) to the extent no Twin Cities Premium Outlets Trigger Period is continuing, to be swept into the borrower’s operating account, and (ii) to the extent a Twin Cities Premium Outlets Trigger Period is continuing, to be held by the lender as additional collateral for the Twin Cities Premium Outlets Loan Combination.  After the occurrence and during the continuance of an event of default under the Twin Cities Premium Outlets Loan Combination documents, the lender may apply any funds in the cash management account to amounts payable under the Twin Cities Premium Outlets Loan Combination (and/or toward the payment of expenses of the Twin Cities Premium Outlets Property), in such order of priority as the lender may determine.

A “Twin Cities Premium Outlets Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Twin Cities Premium Outlets Loan Combination documents, (ii) the debt service coverage ratio being less than 1.25x and (iii) the occurrence of a Twin Cities Premium Outlets Specified Tenant Trigger Period; and (B) expiring upon (x) with respect to clause (i) above, the cure (if applicable) of such event of default under the Twin Cities Premium Outlets Loan Combination documents, (y) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.30x for two consecutive calendar quarters and (z) with respect to clause (iii) above, a Twin Cities Premium Outlets Specified Tenant Trigger Period ceasing to be in effect.

A “Twin Cities Premium Outlets Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary default under its lease, (ii) a Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in its space (other than as a result of casualty/condemnation or ordinary closures for repairs/renovations), (iii) a Specified Tenant giving notice that it is terminating its lease, (iv) any termination, cancellation or failure to be in full force and effect of any Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Specified Tenant, (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or before the earlier of 12 months prior to the expiration of the lease term and the date on which notice is required under such lease and (vii) any credit rated Specified Tenant no longer maintaining a long term unsecured debt rating of BBB- (or its equivalent) from each of the rating agencies which rate such entity; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TWIN CITIES PREMIUM OUTLETS

certificate) of (1) the cure of the applicable event giving rise to the Twin Cities Premium Outlets Specified Tenant Trigger Period in accordance with the applicable terms and conditions of the Twin Cities Premium Outlets Loan Combination documents, or (2) the borrower leasing the entire Specified Tenant space in accordance with the applicable terms and conditions in the Twin Cities Premium Outlets Loan Combination documents and the applicable tenant under the lease paying the full amount of the rent due under its lease.

A “Specified Tenant” means (i) any tenant (or affiliate thereof) that is a party to any lease which, together with the lease(s) with any of its affiliates, (A) accounts for 10% or more of the total rental income for the Twin Cities Premium Outlets Property or (B) demises 10% or more of the Twin Cities Premium Outlets Property’s total gross leasable area, (ii) any of the Stipulated Tenants and (iii) any lease guarantor(s) of the foregoing.

A “Stipulated Tenant” means Coach, Tommy Hilfiger, Gap and J.Crew (provided that, such tenants are only deemed Stipulated Tenants under the Twin Cities Premium Outlets Loan Combination documents to the extent that circumstances exist with respect to two or more of the foregoing that would, if such tenants were Specified Tenants, cause a Twin Cities Premium Outlets Specified Tenant Trigger Period to exist with respect to such tenants).

■
Property Management. The Twin Cities Premium Outlets Property is currently managed by Simon Management Associates, II, LLC and CPG Partners, L.P., pursuant to a management agreement.  Under the Twin Cities Premium Outlets Loan Combination documents, the Twin Cities Premium Outlets Property may not be managed by any other party, other than, so long as no event of default under the Twin Cities Premium Outlets Loan Combination documents is continuing and certain other conditions contained in the Twin Cities Premium Outlets Loan Combination documents are satisfied, a property manager approved by the lender and either (x) (1) is a reputable management company having at least 5 years’ experience in the management of comparable properties, (2) has, for at least 5 preceding years managed at least 5 comparable properties of approximately the same size as the Twin Cities Premium Outlets Property, (3) is managing comparable properties (exclusive of the Twin Cities Premium Outlets Property) with aggregate leasable square footage at least equal to the greater of (A) 1,000,000 leasable SF and (B) 5 times the leasable square footage of the Twin Cities Premium Outlets Property and (4) is not the subject of any bankruptcy proceeding or (y) with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager if (i) the property manager becomes insolvent or a party to bankruptcy proceedings; (ii) there exists an event of default under the Twin Cities Premium Outlets Loan Combination documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) there exists a material default by the property manager under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The policies of insurance required under the Twin Cities Premium Outlets Loan Combination documents may not exclude terrorism coverage, provided, that if TRIPRA (or any applicable subsequent program) is not in effect and any policy excludes terrorism coverage, the borrower is required to obtain, to the extent available, a stand-alone policy that provides for such coverage (provided, that the borrower will not be required to spend more than two times the amount of the annual insurance premium for the policies required under the Twin Cities Premium Outlets Loan Combination agreement (without giving effect to the terrorism coverage components of such policies), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is no larger than $100,000, provided, that, the borrower may increase such deductible so long as the borrower deposits with lender cash or a letter of credit in an amount equal to the excess of any applicable deductible over $100,000 to be held by lender as additional security for the Twin Cities Premium Outlets Loan Combination.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND SQUARE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND SQUARE

2 BEDROOM
3 BEDROOM
4 BEDROOM
5 BEDROOM
6 BEDROOM
TOWN SQUARE AMENITIES
THREE POOL AREAS
OUTDOOR RECREATIONAL AMENITIES
O.U.T. SHUTTLE
WEEKEND SQUARE AND GROVE TRANSPORTATION
TRUE NORTH
TO CAMPUS
TO THE SQUARE
CAR WASH
Cottage Lane
Molly Barr Road
COMMON GROUND
PUBLIK HOUSE
THE SHOWROOM
THE STUDY
TOWN CENTER LAWN
IRON CLAD FITNESS
WATERING HOLE
Town Center Drive
FLATS
Grove Hill Drive
TOWNHOMES
BARK PARK
Northwoods Trail
STAGE
VOLLEYBALL COURT
CORNHOLE
Olive Branch Way
HOUSES
THE LAGOON
Ironwood Lane
COTTAGES
LAP LANES
BASKETBALL COURT

UNIVERSITY of MISSISSIPPI
Historic Downtown Oxford
Oxford Airport
To Campus: 1.7 Miles; 5 Minutes
To Town: 1.7 Miles; 5 Minutes
Old Hwy. 7 North
Molly Bar Road
HIGHLAND SQUARE
LIVE BETTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND SQUARE

Highland Square
100-107 and 109 Grove Hill Drive
400-418, 420, 422, 424, 426, 428, 430, 432, 434 and 436-441 Olive Branch Way
Oxford, MS 38655
Memphis, TN 76 miles
Jackson 155 miles
LAFAYETTE COUNTY
OXFORD
Ole Miss Golf Club
University-Oxford Airport
Lamar Park
Oxford Mall
Oxford City Market
Home Depot
Belk
Walmart Supercenter
Goose Creek Mall
Oakwood Plaza Shopping Center
University of Mississippi
The Circle
Ford Center for the Performing Arts
Burns-Belfry Museum
Lafayette County Courthouse
Univ. of Mississippi Museum
Vaught-Hemingway Stadium
Tad Smith Coliseum
Oxford University Stadium
Ole Miss Softball Complex
Soccer Stadium
Ole Miss Basketball Practice Fac.
Indoor Practice Facility
Oxford Place
Tradewinds Shopping Center
Baptist Memorial Hospital-North Mississippi
NW Mississippi Community College-Lafayette-Yalousha Ctr.
The Country Club of Oxford
Old Sardis Rd.
County Road 102
Road 1056
McElroy Dr.
Molly Barr Rd.
Chickasaw Rd.
N. Lamar Blvd.
Park Drive
Old Highway 7
County Road 178
Sisk Ave.
Washington Ave.
MLK Jr. Dr.
N. 14th St.
Jefferson Ave.
E. Jackson Ave.
Anderson Rd
Jackson Ave. W.
Fraternity Row
Sorority Row
Rebel Dr.
West Row
Coliseum Drive
University Ave.
Taylor Rd.
Old Taylor Rd.
S. Lamar Blvd.
S. 18th St.
Front St.
County Road 403
7
30
314
278
6
334
MEMPHIS
TENNESSEE
LITTLE ROCK
ARKANSAS
Oxford
Tupelo
Huntsville
Florence
Decatur
Cullman
Hamilton
BIRMINGHAM
Greenwood
Winona
Columbus
Bessemer
Greenville
Louisville
Tuscaloosa
MISSISSIPPI
Demopolis
JACKSON
Meridian
LOUISIANA
ALABAMA
Pearl
Laurel
Waynesboro
Hattiesburg
Alexandria
BATON ROUGE
MOBILE
Pensacola
Lafayette
NEW ORLEANS
Biloxi
Gulfport
Pascagoula
Gulf of Mexico

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND SQUARE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Oxford, Mississippi	Cut-off Date Principal Balance	$38,220,000
Property Type	Multifamily	Cut-off Date Principal Balance per Bed	$50,756.97
Size (Beds)	753	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 10/28/2014	94.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/28/2014	94.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008, 2013 / NAP	Mortgage Rate	4.4305%
Appraised Value	$51,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60

Underwritten Revenues	$5,746,968
Underwritten Expenses	$2,767,383	Escrows
Underwritten Net Operating Income (NOI)	$2,979,585	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,894,647	Taxes	$358,633	$35,863
Cut-off Date LTV Ratio	74.9%	Insurance	$7,474	$7,474
Maturity Date LTV Ratio	68.5%	Replacement Reserves	$0	$7,078
DSCR Based on Underwritten NOI / NCF	1.29x / 1.26x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.8% / 7.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$38,220,000	77.0%	Purchase Price	$49,000,000	98.7%
Principal’s New Cash Contribution	11,442,533	23.0	Reserves	366,107	0.7
			Closing Costs	296,426	0.6
Total Sources	$49,662,533	100.0%	Total Uses	$49,662,533	100.0%

■
The Mortgage Loan.  The mortgage loan (the “Highland Square Loan”) is evidenced by a note in the original principal amount of $38,220,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a student housing complex located in Oxford, Mississippi (the “Highland Square Property”).  The Highland Square Loan was originated by GS Commercial Real Estate LP and will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date. The Highland Square Loan was originated on November 5, 2014 and represents approximately 3.2% of the Initial Pool Balance.  The note evidencing the Highland Square Loan has an outstanding principal balance as of the Cut-off Date of $38,220,000 and has an interest rate of 4.4305% per annum. The borrower utilized the proceeds of the Highland Square Loan to acquire the Highland Square Property, fund reserves and pay closing costs.

The Highland Square Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date.  The Highland Square Loan requires payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the Highland Square Loan over a 30-year amortization schedule.  The scheduled maturity date for the Highland Square Loan is the due date in November 2024.  Voluntary prepayment of the Highland Square Loan is prohibited prior to August 6, 2024.  Provided that no event of default under the Highland Square Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Highland Square Property is a Class A, student housing property located in Oxford, Mississippi.  The Highland Square Property consists of 216 units and 753 beds and offers a variety of property designs including townhomes, flats, houses and cottages.  The Highland Square Property was constructed in two phases: 39 units were completed in 2008 and 177 units were completed in 2013.  The Highland Square Property is located approximately 1.5 miles northeast of the University of Mississippi campus and is situated on the University of Mississippi bus line.  The Highland Square Property offers amenities including a coffee shop, three swimming pools, clubhouse, game room, fitness center, tanning beds, yoga studio, basketball and volleyball courts, dog park, car wash and a study center. In addition, the Highland Square Property features a weekend private shuttle service. All units feature HVAC, full-size washer and dryer, nine-foot ceilings, walk-in closets and a patio or balcony area.  As of October 28, 2014, the Highland Square Property’s Total Occupancy and Owned Occupancy were both 94.8%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND SQUARE

The following table presents certain information relating to the units and rent at the Highland Square Property:

Unit Type	# of Units(1)	Total Beds(1)	Average SF per Bed(1)	Monthly Market Rent per Bed(2)	Monthly Actual Rent per Bed(1)	Underwritten Monthly Rent	Underwritten Annual Rent
2 bed / 2 bath, Cottage	4	8	573	$655	$670	$5,360	$64,320
2 bed / 2 bath, Flat	26	52	444	$650	$661	34,382	412,589
2 bed / 2 bath, Flat / Cottage	4	8	504	$650	$671	5,370	64,440
3 bed / 3 bath, Cottage	33	99	453	$625	$602	59,644	715,722
3 bed / 3 bath, Flat	10	30	370	$595	$579	17,384	208,606
3 bed / 3 bath, Townhome	22	66	419	$615	$606	39,992	479,904
4 bed / 4 bath, Cottage	38	152	420	$655	$589	89,487	1,073,844
4 bed / 4 bath, Townhome	22	88	525	$595	$566	49,847	598,161
4 bed / 4.5 bath, House	37	148	475	$615	$592	87,589	1,051,072
5 bed / 5 bath, Cottage	18	90	386	$575	$561	50,497	605,966
6 bed / 5.5 bath, House	2	12	417	$580	$575	6,900	82,800
Total / Wtd. Avg.	216	753	445	$619	$593	$446,452	$5,357,424

(1)	As provided by the borrower per the October 28, 2014 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Highland Square Property:

Historical Leased %(1)(2)
2012	2013	TTM 9/30/2014
NAV	NAV	96.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year unless specified otherwise.
(2)	The Highland Square Property opened in August 2013 after a complete renovation.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Highland Square Property:

Cash Flow Analysis(1)
	TTM 9/30/2014	Underwritten	Underwritten $ per Bed
Base Rent	$5,095,642	$5,083,230	$6,751
Gross Up Vacancy	210,706	274,194	364
Gross Potential Rent	$5,306,348	$5,357,424	$7,115
Vacancy, Credit Loss and Concessions	(269,728)	(333,216)	(443)
Non-Revenue Units	(24,412)	(7,200)	(10)
Total Rent Revenue	$5,012,208	$5,017,008	$6,663
Other Revenue(2)	537,077	729,960	969
Effective Gross Income	$5,549,285	$5,746,968	$7,632

Total Operating Expenses	$2,702,756	$2,767,383	$3,675

Net Operating Income	$2,846,529	$2,979,585	$3,957
Replacement Reserves	0	84,938	113
Net Cash Flow	$2,846,529	$2,894,647	$3,844

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes utility reimbursements, late fees, furniture rentals, pet fees and other miscellaneous income.

■	Appraisal. According to the appraisal, the Highland Square Property had an “as-is” appraised value of $51,000,000 as of October 13, 2014.

■
Environmental Matters.  According to a Phase I environmental report dated October 24, 2014, there were no recognized environmental conditions or recommendations for further action at the Highland Square Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND SQUARE

■
Market Overview and Competition.  The Highland Square Property is located in Oxford, Mississippi approximately 1.5 miles from the University of Mississippi campus.  Access to campus is provided by an on-site University of Mississippi bus stop. According to the appraisal, there are approximately 23 complexes and 4,607 apartment units in Oxford, of which the largest percentage is considered to be student housing.

The Oxford multifamily market demand is driven primarily by the University of Mississippi. According to the University of Mississippi, there were approximately 18,494 students enrolled as of the Fall 2014 semester, the highest enrollment in the school’s history, and an increase of approximately 27.9% over the last 5 years. The appraiser concluded a market rent range of $650 per bed to $655 per bed for two-bedroom units, $595 per bed to $625 per bed for three-bedroom units, $595 per bed to $655 per bed for four-bedroom units, $575 per bed for five-bedroom units and $580 per bed for six-bedroom units at the Highland Square Property. The following table presents certain information relating to the primary competition for the Highland Square Property:

Competitive Set(1)
	Highland Square	The Retreat	Hub at Oxford	Taylor Bend Apartments	Molly Barr Trails
City	Oxford	Oxford	Oxford	Oxford	Oxford
Occupancy(2)	94.8%	99.0%	100.0%	99.0%	100.0%
Typical Tenancy	Student	Student	Student	Student	Student
	Lafayette Place	The Connection at Oxford
City	Oxford	Oxford
Occupancy	96.0%	97.0%
Typical Tenancy	Student	Student

(1)	Source: Appraisal.
(2)	Occupancy for Highland Square Property as provided by the borrower per the October 28, 2014 rent roll.

■
The Borrower. The borrower is Highland Square MS Borrower, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Highland Square Loan.  PPG Manhattan Student RE, LLC and H Katz Capital Group, Inc. are the non-recourse carveout guarantors under the Highland Square Loan.  The borrower is 100% owned by Highland Square Owner, LLC, a joint venture between PPG Manhattan Student RE, LLC and HKGC Realty Associates Limited. H. Katz Capital Group, Inc., a private equity firm formed in 1996 by entrepreneur Harold Katz to acquire businesses and real estate and provide funding to a wide range of companies, and is the general partner of HKCG Realty Associates Limited. PPG Manhattan Student RE, LLC is a joint venture between Peak Property Group and Manhattan Partners formed to invest in student housing.

■
Escrows.  On the origination date of the Highland Square Loan, the borrower funded an escrow reserve in the amount of approximately $358,633 with respect to taxes and approximately $7,474 with respect to insurance premiums.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period and (ii) a capital expenditure reserve in the amount of $7,078.

■	Lockbox and Cash Management. None.

■
Property Management.  The Highland Square Property is managed by PPG Management, LLC pursuant to a management agreement.  Under the Highland Square Loan documents, the Highland Square Property is required to remain managed by (i) PPG Management, LLC or (ii) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  During the continuance of an event of default under the Highland Square Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND SQUARE

manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace such property manager with a property manager selected by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Highland Square Property (plus 18 months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Highland Square Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Highland Square Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Highland Square Property are separately allocated to the Highland Square Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

WHITMAN SQUARE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

Whitman Square
9701 & 9801 Roosevelt Boulevard
Philadelphia, PA 19114
PHILADELPHIA
Southampton
BUCKS COUNTY
Feasterville
Trevose
Pennsylvania Tpke
Somerton
Bensalem
Parx Casino and Racing
Neshaminy Mall
Benjamin Rush Park
Philmont Country Club
Jenkintown
Meadowbrook
Holy Redeemer Hospital
MONTGOMERY COUNTY
Lorimer Park
Alverthorpe Park
Manor Junior College
Huntingdon Valley Shopping Center
Rockledge
Fox Chase
Fox Chase Cancer Ctr.
Jeanes Hospital
Pennypack Park
Bustleton
Northeast Philadelphia Airport
Northeast Shopping Ctr.
Bensalem Country Club
Franklin Mills
Eddington
Woodhaven Shopping Center
Woodhaven Rd
Roosevelt Blvd
Academy Rd
Grant Ave
Frankford Ave
John F. Byrne Golf Course
Nazareth Hospital
Holme Ave
Rhawnhurst
Cheltenham
Oxford Circle
Lawndale
Roosevelt Mall
PHILADELPHIA COUNTY
Tacony Creek Park
Northeast Tower Center
Friends Hospital
Northwood
Tacony
Wissinoming
Torresdale
Delanco
Delaware River
PENNSYLVANIA
NEW JERSEY
NJ Transit River Line
Riverton
Cinnaminson
BURLINGTON COUNTY
Palmyra
Tacony-Palmyra Br.
Riverton Country Club
Moorestown
Center City 7 miles
PENNSYLVANIA
NEW JERSEY
PHILADELPHIA
CAMDEN
TRENTON
WILMINGTON

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Philadelphia, Pennsylvania		Cut-off Date Principal Balance	$32,167,352
Property Type	Retail		Cut-off Date Principal Balance per SF	$220.98
Size (SF)	145,565		Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 12/1/2014	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 12/1/2014	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	2004, 2005 / NAP		Mortgage Rate	4.1800%
Appraised Value	$43,100,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	NAP
Underwritten Revenues	$3,384,783
Underwritten Expenses	$868,308	Escrows
Underwritten Net Operating Income (NOI)	$2,516,475		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,416,974	Taxes	$205,906	$20,591
Cut-off Date LTV Ratio	74.6%	Insurance	$2,279	$0
Maturity Date LTV Ratio	59.8%	Replacement Reserves	$78,000	$1,995
DSCR Based on Underwritten NOI / NCF	1.33x / 1.28x	TI/LC(1)	$0	$10,000
Debt Yield Based on Underwritten NOI / NCF	7.8% / 7.5%	Other(2)	$278,464	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,250,000	100.0%	Loan Payoff	$23,860,423	74.0%
			Principal Equity Distribution	7,340,978	22.8
			Reserves	564,648	1.8
			Closing Costs	483,951	1.5
Total Sources	$32,250,000	100.0%	Total Uses	$32,250,000	100.0%

(1)	TI/LC reserves are capped at $325,000. See “—Escrows” below.
(2)
Other upfront reserves represent deferred maintenance ($8,250) and a Lowe’s collection overage ($270,214). Lowe’s negotiated a lower common area maintenance (“CAM”) reimbursement in 2012, but has continued to pay the higher CAM amount. The borrower reserved overage which is owed to Lowe’s. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Whitman Square Loan”) is evidenced by a note in the original principal amount of $32,250,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a portion of a retail power center located in Philadelphia, Pennsylvania (the “Whitman Square Property”).  The Whitman Square Loan was originated by Goldman Sachs Mortgage Company on December 1, 2014 and represents approximately 2.7% of the Initial Pool Balance.  The note evidencing the Whitman Square Loan has an outstanding principal balance as of the Cut-off Date of $32,167,352 and has an interest rate of 4.1800% per annum. The borrower utilized the proceeds of the Whitman Square Loan to refinance existing debt on the Whitman Square Property, fund reserves, pay closing costs and return equity to the borrower sponsor.

The Whitman Square Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Whitman Square Loan requires monthly payments of interest and principal sufficient to amortize the Whitman Square Loan over a 30-year amortization schedule.  The scheduled maturity date for the Whitman Square Loan is the due date in December 2024.  Voluntary prepayment of the Whitman Square Loan is prohibited prior to September 6, 2024.  Provided that no event of default under the Whitman Square Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Whitman Square Property comprises 145,565 SF of collateral which is part of a larger, 468,121 SF power center located in Philadelphia, Pennsylvania. The Whitman Square Property includes national tenants such as HH Gregg, Michaels, Rite Aid, OfficeMax, Petco and Famous Footwear (each included in the collateral) and is shadow anchored by Walmart and Lowe’s, both of which are corporately owned stores and not part of the collateral. The Whitman Square Property is located on the east side of East Roosevelt Boulevard (US 1), between Red Lion Road to the north and Grant Avenue to the south in Philadelphia, Pennsylvania. East Roosevelt Boulevard (US 1) is a major north/south roadway (12 lanes when passing the Whitman Square Property) connecting the area to Center City Philadelphia via I-76 and I-95. The Whitman Square Property has a signalized access at the intersection of East Roosevelt Boulevard (US 1) and Whitman Square. As of December 1, 2014, Total Occupancy and Owned Occupancy were both 100.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Whitman Square Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Walmart	AA / Aa2 / AA	160,183	34.2%	No	$140,095	$0.87	NA	NA	NA	NA
Lowe’s	NR / A3 / A-	162,373	34.7	No	$31,006	$0.19	NA	NA	NA	NA
HH Gregg	NR / NR / NR	35,127	7.5	Yes	$584,688	$16.64	4/30/2020	$444.98	3.7%	3, 5-year options
Total Anchors		357,683	76.4%

Jr. Anchors
Michaels	NR / NR / B	24,540	5.2%	Yes	$488,223	$19.89	11/30/2016	NA	NA	3, 5-year options
OfficeMax	NR / B3 / NR	20,023	4.3	Yes	$441,660	$22.06	1/31/2016	NA	NA	3, 5-year options
Petco	NR / B3 / B	15,237	3.3	Yes	$377,801	$24.79	10/31/2019	NA	NA	(3)
Famous Footwear	NR / NR / NR	9,873	2.1	Yes	$227,648	$23.06	8/31/2015	$207.48	11.1%	2, 5-year options
Total Jr. Anchors		69,673	14.9%

Outparcels(4)		40,765	8.7%	Yes	$1,271,750	$31.20
Vacant Spaces		0	0.0%	NA	$0	$0.00
Total Owned SF		145,565	31.1%
Total SF		468,121	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	HH Gregg sales are based on the trailing 12-months ending May 2014. Famous Footwear sales are based on the trailing 12-months ending June 2014.
(3)	Petco has 2, 5-year options and 1, 4-year 11-month option.
(4)	Four of the outparcel tenants (Buffalo Wild Wings, Famous Dave’s, Longhorn Steakhouse and Chick-fil-A) have ground leases.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Whitman Square Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
HH Gregg	NR / NR / NR	35,127	24.1%	$447,869	15.9%	$12.75	4/30/2020	$444.98	3.7%	3, 5-year options
Rite Aid	B / Caa1 / B	14,905	10.2	428,544	15.2	28.75	10/31/2024	NA	NA	(3)
Michaels	NR / NR / B	24,540	16.9	392,640	13.9	16.00	11/30/2016	NA	NA	3, 5-year options
OfficeMax	NR / B3 / NR	20,023	13.8	360,414	12.8	18.00	1/31/2016	NA	NA	3, 5-year options
Petco	NR / B3 / B	15,237	10.5	318,453	11.3	20.90	10/31/2019	NA	NA	(4)
Buffalo Wild Wings(5)	NR / NR / NR	8,949	6.1	206,000	7.3	23.02	1/1/2025	NA	NA	3, 5-year options
Famous Footwear	NR / NR / NR	9,873	6.8	187,587	6.7	19.00	8/31/2015	$207.48	11.1%	2, 5-year options
Famous Dave’s(5)	NR / NR / NR	6,968	4.8	181,500	6.4	26.05	3/31/2025	$247.12	12.2%	(6)
Longhorn Steakhouse(5)	BBB- / Ba1 / BBB-	5,585	3.8	157,300	5.6	28.16	10/31/2019	NA	NA	(7)
Chick-fil-A(5)	NR / NR / NR	4,358	3.0	139,150	4.9	31.93	11/30/2024	$815.86	4.4%	4, 5-year options
Owned Tenants		145,565	100.0%	$2,819,457	100.0%	$19.37
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		145,565	100.0%	$2,819,457	100.0%	$19.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
HH Gregg sales are based on the trailing 12- months ending May 2014. Famous Footwear sales are based on the trailing 12- months ending June 2014. Famous Dave’s and Chick-fil-A sales are based on the trailing 12- months ending April 2014.

(3)	Rite Aid has 1, 5-year option and 1, 4-year 11-month option.
(4)	Petco has 2, 5-year options and 1, 4-year 11-month option.
(5)	These tenants are ground leases.
(6)	Famous Dave’s has 1, 5-year option and 1, 4-year 11-month option.
(7)	Longhorn Steakhouse has 2, 5-year options and 1, 4-year 11-month option. Additionally, if Longhorn Steakhouse loses its liquor license, it has the right to terminate its lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

The following table presents certain information relating to the lease rollover schedule at the Whitman Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	9,873	6.8	6.8%	187,587	6.7	19.00	1
2016	44,563	30.6	37.4%	753,054	26.7	16.90	2
2017	0	0.0	37.4%	0	0.0	0.00	0
2018	0	0.0	37.4%	0	0.0	0.00	0
2019	20,822	14.3	51.7%	475,753	16.9	22.85	2
2020	35,127	24.1	75.8%	447,869	15.9	12.75	1
2021	0	0.0	75.8%	0	0.0	0.00	0
2022	0	0.0	75.8%	0	0.0	0.00	0
2023	0	0.0	75.8%	0	0.0	0.00	0
2024	19,263	13.2	89.1%	567,694	20.1	29.47	2
2025	15,917	10.9	100.0%	387,500	13.7	24.35	2
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	145,565	100.0%		$2,819,457	100.0%	$19.37	10

(1)	Calculated based on approximate square footage occupied by each owned tenant per the rent roll dated December 1, 2014.

The following table presents certain information relating to historical leasing at the Whitman Square Property:

Historical Leased %(1)
	2011	2012	2013	As of 12/01/2014
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Whitman Square Property:

Cash Flow Analysis(1)

	2012	2013	TTM 6/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,797,187	$2,719,722	$2,760,303	$2,819,457	$19.37
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,797,187	$2,719,722	$2,760,303	$2,819,457	$19.37
Total Reimbursables(3)	894,621	675,448	694,636	743,473	5.11
Vacancy & Credit Loss	0	0	0	(178,146)	(1.22)
Effective Gross Income	$3,691,808	$3,395,170	$3,454,939	$3,384,783	$23.25

Total Operating Expenses(3)	$908,042	$793,575	$931,516	$868,308	$5.97

Net Operating Income	$2,783,766	$2,601,595	$2,523,423	$2,516,475	$17.29
TI/LC	0	0	0	75,560	0.52
Capital Expenditures	0	0	0	23,941	0.16
Net Cash Flow	$2,783,766	$2,601,595	$2,523,423	$2,416,974	$16.60

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the December 1, 2014 rent roll with rent steps through January 31, 2016.
(3)	Lowe’s dropped out of the CAM pool in the middle of 2012, reducing Total Reimbursables and Total Operating Expenses in historical cash flows in 2012 and further from 2013 onward.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

■	Appraisal. According to the appraisal, the Whitman Square Property had an “as-is” appraised value of $43,100,000 as of October 11, 2014.

■
Environmental Matters.  According to a Phase I environmental report, dated October 28, 2014, there are no recognized environmental conditions or recommendations for further action at the Whitman Square Property.

■
Market Overview and Competition.  The Whitman Square Property is located in the Northeast Philadelphia submarket, on the east side of East Roosevelt Boulevard (US 1), between Red Lion Road to the north and Grant Avenue to the south in Philadelphia, Pennsylvania. East Roosevelt Boulevard (US 1) is a major north/south roadway (12 lanes when passing the Whitman Square Property) connecting the area to Center City Philadelphia via I-76 and I-95. The Whitman Square Property has a signalized access at the intersection of East Roosevelt Boulevard (US 1) and Whitman Square. East Roosevelt Boulevard and Grant Avenue have an estimated traffic count of approximately 52,000 and 33,000 vehicles per day, respectively. The Whitman Square Property is located directly to the northwest of the Northeast Philadelphia Airport and directly east of dense residential housing. The demographics in a five-mile radius show 474,075 persons with an average household income of $62,493 for 2014. According to a third quarter 2014 market research report, the Northeast Philadelphia submarket has a 5.7% vacancy for all retail properties and 1.1% vacancy for power centers.

The following table presents certain information relating to the primary competition for the Whitman Square Property:

Competitive Set(1)
	Whitman Square	The Court at Grant	Northeast Shopping Center	Red Lion Plaza
Distance from Subject	-	1 mile south	1 mile south	1 mile north
Property Type	Power Center	Shopping Center	Shopping Center	Shopping Center
Year Built / Latest Renovation	2004 & 2005 / NA	2011 / NA	1997 / NA	1971 / 2004
Total GLA	468,121	156,116	299,692	229,204
Total Occupancy	100.0%	100%	98%	100%
Anchors	Walmart, Lowe’s, HH Gregg, Michaels	Giant, LA Fitness	Burlington Coat Factory, Marshall’s	Best Buy, Staples

(1)	Source: Appraisal.

■
The Borrower. The borrower is Boulevard North Associates, L.P., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Whitman Square Loan.  Kenneth N. Goldenberg, an indirect owner of the borrower, is the non-recourse carveout guarantor under the Whitman Square Loan. Kenneth N. Goldenberg is the founder and CEO of The Goldenberg Group, a commercial real estate firm based in Philadelphia. The Goldenberg Group has developed over 6,000,000 SF of commercial property over the past 25 years.

■
Escrows. On the origination date of the Whitman Square Loan, the borrower funded escrow reserves in the amount of approximately (i) $205,906 with respect to real estate taxes, (ii) $2,279 with respect to insurance premiums, (iii) $78,000 with respect to capital expenditures, (iv) $8,250 with respect to deferred maintenance expenses and (v) $270,214 with respect to unfunded obligations relating to CAM reimbursement payments from the borrower due to Lowe’s, which is a shadow anchor at the Whitman Square Property.

On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, provided, however, that reserve deposits are not required if the borrower is maintaining an approved blanket policy in accordance with the Whitman Square Loan documents and there is no continuing event of default under the Whitman Square Loan, (iii) a tenant improvements and leasing commissions reserve in an amount equal to $10,000 (subject to a cap of $325,000), and (iv) a capital expenditure reserve in the amount of $1,995. In addition, during the continuance of a Whitman Square Cash Sweep Period, all amounts remaining in the cash management account will be reserved by the lender in a tenant trigger reserve account as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

■
Lockbox and Cash Management. The Whitman Square Loan is structured with a springing lockbox and with springing cash management.  The Whitman Square Loan documents require the borrower to set up a lender-controlled lockbox into which, upon the occurrence and during the continuance of a Whitman Square Trigger Period or an event of default under the Whitman Square Loan, the borrower is required to deposit or cause the property manager to deposit all cash revenues relating to the Whitman Square Property and all other money received by the borrower or the property manager with respect to the Whitman Square Property (other than tenant security deposits) within two business days of receipt of such revenue.  At the end of each business day during the continuance of a Whitman Square Trigger Period, a Whitman Square Cash Sweep Period or an event of default under the Whitman Square Loan, all funds on deposit in the lockbox account are required to be transferred to a lender-controlled cash management account. The Whitman Square Loan documents require the borrower to execute letters directing the tenants to pay their rents directly to the lockbox account, which letters will be delivered to the tenants upon the occurrence of a Whitman Square Cash Management Period.  On each due date during the continuance of a Whitman Square Cash Management Period, the Whitman Square Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums, tenant improvements and leasing commissions and replacement reserves be reserved with the lender and held as additional collateral for the Whitman Square Loan.  During the continuance of a Whitman Square Cash Sweep Period, all amounts remaining in the cash management account will be reserved by the lender in a tenant trigger reserve account.  The borrower is required to maintain an operating account, into which all amounts on deposit in the cash management account will be deposited so long as no Whitman Square Tenant Trigger Event or event of default under the Whitman Square Loan exists.  During the continuance of an event of default under the Whitman Square Loan, the lender may apply any funds in the cash management account to amounts payable under the Whitman Square Loan and/or toward the payment of expenses of the Whitman Square Property, in such order of priority as the lender may determine.

A “Whitman Square Cash Management Period” means the period (i) from the commencement of a Whitman Square Trigger Period until the termination of such Whitman Square Trigger Period; (ii) from the occurrence of an event of default under the Whitman Square Loan until such event of default is cured or (iii) from the commencement of a Whitman Square Cash Sweep Period until the termination of such Whitman Square Cash Sweep Period.

A “Whitman Square Cash Sweep Period” means the period from the commencement of a Whitman Square Tenant Trigger Event until (i) an amount equal to $20.00 times the SF rented by the applicable tenant is deposited into a tenant trigger reserve account, (ii) the applicable space is leased to one or more replacement tenants, (iii) in the case of a Whitman Square Tenant Trigger Event under clause (e) of that definition below, the applicable event of default is cured, (iv) in the event of a Whitman Square Tenant Trigger Event under clause (f) of that definition below, the applicable tenant affirms its lease in the applicable bankruptcy proceeding and is paying all rent and other amounts due under its lease or (v) in the event of a Whitman Square Tenant Trigger Event under clause (g) of that definition, the applicable tenant re-commences its operations at its leased premises and its paying all rents and other amounts due under its lease.

A “Whitman Square Tenant Trigger Event” occurs when, with respect to any of the leases with Gregg Appliances, Inc. (“HH Gregg”), Michaels Stores, Inc. (“Michaels”) or OfficeMax America, Inc. (“OfficeMax”), (a) the tenant gives notice of intent not to extend or renew its lease, (b) on or prior to 9 months prior to the then applicable expiration date under its lease, the tenant fails to give notice of its election to renew its lease, (c) on or prior to the date by which the tenant is required under its lease to notify the borrower of its election to renew its lease, such tenant fails to give such notice, (d)  the tenant goes dark and ceases to pay rent, (e) the landlord defaults under the applicable lease beyond any applicable grace or cure periods which could cause such lease to terminate, (f) bankruptcy or insolvency of such tenant or any lease guarantor occurs and such tenant discontinues the payment of rent or (g) the tenant goes dark, vacates, ceases to occupy or discontinues its operations at the leased premises (except for repair and renovation for no more than 90 days) and the tenant discontinues the payment of rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WHITMAN SQUARE

A “Whitman Square Trigger Period” means any period (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the Whitman Square Loan documents) is less than $2,139,003.75, and ending at the conclusion of the second consecutive fiscal quarter during which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than $2,139,003.75; or (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports (provided such failure continues for 20 business days following delivery to the borrower of written notice thereof from the lender) and ending when such financial reports are delivered and they indicate that no trigger period under clause (i) above has commenced and is continuing.

■
Property Management.  The Whitman Square Property is managed by Goldenberg Management, Inc., an affiliate of the borrower sponsor, pursuant to a management agreement.  Under the Whitman Square Loan documents, the Whitman Square Property is required to remain managed by Goldenberg Management, Inc., or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  During the continuance of an event of default under the Whitman Square Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace such property manager with a property manager selected by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Whitman Square Property (plus an 18-month period of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12-month period following restoration).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Whitman Square Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Whitman Square Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Whitman Square Property are separately allocated to the Whitman Square Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

UNION SQUARE SHOPPING CENTER

Gabe's

Union
SQUARE
weis
Gabe's
FAMILY STORE
SQUARE BEAUTY SUPPLY
STARBUCKS COFFEE
Sprint
UPS STORE

GABRIEL Brothers
weis
TEXAS
Commerce Bank
INTERSTATE
83
UNION DEPOSIT ROAD

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

Union Square Shopping Center
3851 Union Deposit Road
Harrisburg, PA 17109
HARRISBURG
Downtown
Progress
Penbrook
Colonial Park
Lingletown
Paxtonia
Rutherford
Lawnton
Paxtang
Steelton
Highspire
Wormleysburg
Lemoyne
Camp Hill
New Cumberland
Lower Allen
DAUPHIN COUNTY
CUMBERLAND COUNTY
YORK COUNTY
Susquehanna River
Capital Beltway
Pennsylvania Turnpike
Pennsylvania Tpke.
Susquehanna Expwy
Harrisburg International Airport
Capitol City Airport
New Cumberland Army Depot
Harrisburg Mall
The Point Shopping Center
Colonial Park Mall
Colonial Commons
State Capitol Complex
Harrisburg Area Community College
Nat. Civil War Museum
PinnacleHealth Harrisburg Hospital
Holy Spirit Hospital
Boyds Big Tree Preserve
Blue Ridge Country Club
Colonial Country Club
Dauphin Highlands Golf Course
City Island
McCormicks Island
Philadelphia 100 miles
Baltimore, MD 70 miles

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Harrisburg, Pennsylvania	Cut-off Date Principal Balance		$31,919,057
Property Type	Retail	Cut-off Date Principal Balance per SF(1)		$100.19
Size (SF)(1)	318,591	Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 9/30/2014(2)	94.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2014(2)	94.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1988, 1989 / 2006	Mortgage Rate		4.2400%
Appraised Value	$45,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term(Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$3,799,261
Underwritten Expenses	$976,439	Escrows
Underwritten Net Operating Income (NOI)	$2,822,821		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,589,125	Taxes	$0	$0
Cut-off Date LTV Ratio	70.9%	Insurance	$0	$0
Maturity Date LTV Ratio	57.0%	Replacement Reserves	$200,000	$6,275
DSCR Based on Underwritten NOI / NCF	1.50x / 1.37x	TI/LC(3)	$0	$20,833
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.1%	Other(4)	$216,060	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,000,000	100.0%	Loan Payoff(5)	$21,745,804	68.0%
			Principal Equity Distribution	9,556,053	29.9
			Reserves	416,060	1.3
			Closing Costs	282,083	0.9
Total Sources	$32,000,000	100.0%	Total Uses	$32,000,000	100.0%

(1)	Size (SF) reflects collateral SF inclusive of ground lease tenants for which the borrower owns the land and the tenant owns the improvements.
(2)
Total Occupancy and Owned Occupancy include Get Air, which has an executed lease, is paying rent and is expected to be open for business by the end of February 2015. We cannot assure you that the tenant will open for business as expected or at all. Total Occupancy and Owned Occupancy excluding Get Air are both 86.7%.

(3)	The TI/LC reserve is capped at $500,000. See “—Escrows” below.
(4)
Other upfront reserves represent an unfunded obligations reserve for tenant improvements and leasing commissions associated with the Get Air lease ($197,360) and a deferred maintenance reserve ($18,700).   See “—Escrows” below.

(5)	Loan Payoff includes a $2,375,052.90 defeasance payment.

■
The Mortgage Loan.  The mortgage loan (the “Union Square Shopping Center Loan”) is evidenced by a note in the original principal amount of $32,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an anchored retail center located in Harrisburg, Pennsylvania (the “Union Square Shopping Center Property”).  The Union Square Shopping Center Loan was originated by Goldman Sachs Mortgage Company on November 25, 2014 and represents approximately 2.7% of the Initial Pool Balance.  The note evidencing the Union Square Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $31,919,057 and has an interest rate of 4.2400% per annum. The borrower utilized the proceeds of the Union Square Shopping Center Loan to refinance the existing debt on the Union Square Shopping Center Property, fund reserves, pay closing costs and provide equity to the borrower sponsors.

The Union Square Shopping Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Union Square Shopping Center Loan requires monthly payments of interest and principal sufficient to amortize the Union Square Shopping Center Loan over a 30-year amortization schedule.  The scheduled maturity date for the Union Square Shopping Center Loan is the due date in December 2024.  Voluntary prepayment of the Union Square Shopping Center Loan is prohibited prior to September 6, 2024.  Provided that no event of default under the Union Square Shopping Center Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Union Square Shopping Center Property is an approximately 318,591 SF anchored retail center located in Harrisburg, Pennsylvania.  The total square footage at the Union Square Shopping Center Property includes space occupied by four ground lease tenants (Wendy’s, Fulton Bank, Empire Asian and Texas Roadhouse) of which the borrower owns the land and the tenants own the improvements. The Union Square Shopping Center Property was constructed in 1988 and 1989.    The Union Square Shopping Center Property is anchored by Gabriel Brothers and Weis Markets, and features junior anchors including Get Air (which has not yet taken occupancy or begun paying rent), The Salvation Army, Majik Rentals and Sneaker Villa.  The Union Square Shopping Center Property features approximately 33 stores and restaurants including a variety of nationally branded tenants such as The UPS Store, Dollar Tree, Starbucks, Wendy’s, Texas Roadhouse and Chuck E Cheese. As of September 30, 2014, the Total Occupancy and Owned Occupancy were both 94.3%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Union Square Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Gabriel Brothers	NR / NR / NR	78,823	24.7%	Yes	$670,644	$8.51	9/30/2024	$127	6.7%	1, 6-year option
Weis Markets	NR / NR / NR	45,000	14.1	Yes	$524,656	$11.66	12/31/2019	$400	2.9%	3, 5-year options
Total Anchors		123,823	38.9%

Jr. Anchors
Get Air(4)	NR / NR / NR	24,300	7.6%	Yes	$325,850	$13.41	12/31/2019	NA	NA	2, 5-year options
The Salvation Army	NR / NR / NR	22,250	7.0	Yes	$233,638	$10.50	4/30/2018	NA	NA	NA
Majik Rentals	NR / NR / NR	17,216	5.4	Yes	$112,149	$6.51	1/31/2018	NA	NA	NA
Sneaker Villa	NR / NR / NR	14,128	4.4	Yes	$115,151	$8.15	8/31/2024	NA	NA	2, 5-year options
Chuck E Cheese	NR / Caa1 / B	14,042	4.4	Yes	$162,703	$11.59	3/31/2016	$96	12.1%	2, 5-year options
Total Jr. Anchors		91,936	28.9%

Occupied In-line		67,389	21.2%	Yes	$1,137,174	$16.87
Occupied Outparcel		17,387	5.5%	Yes	$507,395	$29.18
Vacant Spaces(5)		18,056	5.7%		$0
Total Owned SF		318,591	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	GLA includes borrower-owned space, inclusive of ground lease tenants where the borrower owns the land and the tenant owns the improvements. Does not include non-owned tenant space.
(3)
Sales figures are actuals as of December 31, 2013, except for Gabriel Brothers and Weis Markets which are based on estimates as of December 31, 2013 provided by tenant store manager.  Gabriel Brothers and Weis Markets are not required to report sales.

(4)	Get Air has an executed lease, is paying rent and is expected to be open for business by the end of February 2015. We cannot assure you that Get Air will open for business as expected or at all.
(5)	Vacant Spaces includes Tuesday Morning, which has provided notice that it will vacate its space by January 31, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Union Square Shopping Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Gabriel Brothers	NR / NR / NR	78,823	24.7%	$492,644	16.6%	$6.25	9/30/2024	$127	6.7%	1, 6-year option
Weis Markets	NR / NR / NR	45,000	14.1	405,000	13.6	9.00	12/31/2019	$400	2.9%	3, 5-year options
Get Air(4)	NR / NR / NR	24,300	7.6	247,860	8.3	10.20	12/31/2019	NA	NA	2, 5-year options
The Salvation Army	NR / NR / NR	22,250	7.0	163,538	5.5	7.35	4/30/2018	NA	NA	NA
Chuck E Cheese	NR / Caa1 / B	14,042	4.4	133,399	4.5	9.50	3/31/2016	$96	12.1%	2, 5-year options
Empire Asian	NR / NR / NR	5,006	1.6	132,000	4.4	26.37	12/31/2029	$145	18.6%	2, 5-year options
Wendy’s	NR / NR / B+	3,428	1.1	131,978	4.4	38.50	5/31/2019	NA	NA	3, 5-year options
Fulton Bank	NR / NR / NR	2,030	0.6	111,974	3.8	55.16	12/31/2018	NA	NA	NA
U.S. Army Recruiters	AAA / Aaa / AA+	6,569	2.1	98,535	3.3	15.00	1/16/2017	NA	NA	(5)
Dollar Tree	NR / NR / NR	7,500	2.4	82,500	2.8	11.00	8/31/2015	$180	7.6%	NA
Ten Largest Owned Tenants		208,948	65.6%	$1,999,428	67.2%	$9.57
Remaining Owned Tenants		91,587	28.7	975,102	32.8	10.65
Vacant Spaces (Owned Space)		18,056	5.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		318,591	100.0%	$2,974,531	100.0%	$9.90

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	GLA includes borrower-owned space, inclusive of ground lease tenants where the borrower owns the land and the tenant owns the improvements. Does not include non-owned tenant space.
(3)
Sales figures are actuals as of December 31, 2013, except for Gabriel Brothers and Weis Markets which are based on estimates as of December 31, 2013 provided by tenant store manager.  Gabriel Brothers and Weis Markets are not required to report sales.

(4)	Get Air has an executed lease, is paying rent and is expected to be open for business by the end of February 2015. We cannot assure you that Get Air will open for business as expected or at all.
(5)
The U.S. Army Recruiters lease is automatically renewed from year to year without notice unless tenant gives notice of termination. U.S. Army Recruiters has an annual termination right each January tied to appropriations.

The following table presents certain information relating to the lease rollover schedule at the Union Square Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	11,793	3.7	3.7%	160,520	5.4	13.61	4
2016	28,604	9.0	12.7%	391,983	13.2	13.70	7
2017	11,089	3.5	16.2%	159,279	5.4	14.36	3
2018	45,096	14.2	30.3%	421,310	14.2	9.34	5
2019	94,053	29.5	59.8%	1,023,783	34.4	10.89	8
2020	1,520	0.5	60.3%	23,302	0.8	15.33	1
2021	3,500	1.1	61.4%	30,100	1.0	8.60	1
2022	0	0.0	61.4%	0	0.0	0.00	0
2023	0	0.0	61.4%	0	0.0	0.00	0
2024	92,951	29.2	90.6%	563,284	18.9	6.06	2
2025	6,923	2.2	92.8%	68,970	2.3	9.96	1
2026 & Thereafter	5,006	1.6	94.3%	132,000	4.4	26.37	1
Vacant	18,056	5.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	318,591	100.0%		$2,974,531	100.0%	$9.90	33

(1)	Calculated based on approximate square footage occupied by each Owned Tenant, inclusive of ground lease tenants for which the borrower sponsors own the land and the tenant owns the improvements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

The following table presents certain information relating to historical leasing at the Union Square Shopping Center Property:

Historical Leased %(1)
	2012	2013	As of 9/30/2014(2)
Owned Space	95.6%	82.3%	94.3%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.
(2)
Owned Occupancy as of September 30, 2014 includes Get Air, which has an executed lease, is paying rent and is expected to be open for business by the end of February 2015. We cannot assure you that the tenant will open for business as expected or at all.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Union Square Shopping Center Property:

Cash Flow Analysis(1)

	2012	2013	TTM 9/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,649,703	$2,462,599	$2,414,837	$2,974,531	$9.34
Total Reimbursement Revenue	782,109	719,848	741,112	814,830	2.56
Gross Up Vacancy	0	0	0	251,638	0.79
Other Revenue	61,783	38,034	82,048	9,900	0.03
Gross Potential Rent	$3,493,595	$3,220,481	$3,237,997	$4,050,899	$12.72
Vacancy & Credit Loss	0	0	0	(251,638)	(0.79)
Effective Gross Income	$3,493,595	$3,220,481	$3,237,997	$3,799,261	$11.93

Total Operating Expenses	$887,843	$874,571	$902,896	$976,439	$3.06

Net Operating Income	$2,605,752	$2,345,910	$2,335,101	$2,822,821	$8.86
TI/LC	0	0	0	165,095	0.52
Capital Expenditures	0	0	0	68,600	0.22
Net Cash Flow	$2,605,752	$2,345,910	$2,335,101	$2,589,125	$8.13

(1)
Certain items such as deferred income, late charges, lease buyout income, interest expense, principal payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten numbers are based on September 30, 2014 rent roll with rent steps through January 31, 2016.  Underwritten numbers include Get Air, totaling $247,860 of annual base rent, which has an executed lease, is paying rent and is expected to be open for business by the end of February 2015.  We cannot assure you that the tenant will open for business as expected or at all.

■	Appraisal. According to the appraisal, the Union Square Shopping Center Property had an “as-is” appraised value of $45,000,000 as of October 14, 2014.

■
Environmental Matters.  According to a Phase I environmental report dated October 8, 2014, there were no recognized environmental conditions or recommendations for further action at the Union Square Shopping Center Property.

■
Market Overview and Competition.  The Union Square Shopping Center Property is located in Harrisburg, the capital of Pennsylvania. Harrisburg is part of the Harrisburg-Carlisle MSA, the fifth largest MSA in Pennsylvania. The Union Square Shopping Center Property is located on the south side of Union Deposit Road, and it is visible with two signalized access points off of Union Deposit Road. Union Deposit Road is a major retail corridor in the area and a major thruway for the city of Harrisburg, connecting Interstate 83 to downtown Harrisburg.  Approximately 28,000 vehicles pass in front of the Union Square Shopping Center Property per day, and Interstate 83, which is approximately a quarter mile west of the Union Square Shopping Center Property, has approximately 111,000 vehicles per day.  The Union Square Shopping Center Property is located in a densely populated area, with a 2014 estimated population of 87,679 and 176,475 within a 3-mile radius and a 5-mile radius, respectively. The 2014 estimated average household income is $58,373 and $65,382 within a 3-mile radius and a 5-mile radius, respectively. The Union Square Shopping Center Property caters to a demographic of shoppers living to its west as well as in the downtown area.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

The following table presents certain information relating to the primary competition for the Union Square Shopping Center Property:

Competitive Set(1)
	Union Square Shopping Center	Dauphin Plaza Shopping Center	The Pointe Shopping Center	Kline Plaza	High Pointe Commons	Paxton Square
Distance from Subject	-	0.1 miles	0.5 miles	1.25 miles	3.7 miles	5 miles
Property Type	Shopping Center	Shopping Center	Shopping Center	Shopping Center	Shopping Center	Shopping Center
Year Built / Renovated	1988, 1989 / 2006	1989 / 1995	1972 / NAP	1947 / 2000	2005 / NAP	1989 / NAP
Total GLA	318,591	221,154	278,456	219,799	314,169	147,760
Total Occupancy	94.3%	89%	97%	92%	99%	97%
Anchors	Weis Markets, Gabriel Brothers	Ashley Furniture, Big Lots, PriceRite	Giant Foods, Burlington Coat Factory	Giant Foods, Penn. Dept. of Drug and Alcohol	JCPenney, Target	CVS Pharmacy, Jo-Ann Stores, Kam’s Markets

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Union Square Shopping Center, L.P., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Union Square Shopping Center Loan.  A partnership comprised of Joseph Swolsky, Robert Gersten and the Residuary Trust under the Will of Joseph W. Deerin are the non-recourse carveout guarantors and Milton S. Schneider is the borrower sponsor under the Union Square Shopping Center Loan.

■
Escrows.  On the origination date of the Union Square Shopping Center Loan, the borrower funded escrow reserves in the amount of approximately (i) $200,000 with respect to capital expenditures, (ii) $18,700 with respect to deferred maintenance expenses and (iii) $197,360 with respect to tenant improvements and leasing commissions relating to the Get Air tenant space. Get Air has an executed lease and is expected to take occupancy and begin paying rent at the end of February 2015.

On each due date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, provided that the borrower is not required to reserve funds in respect of taxes and insurance premiums so long as (a) no event of default under the Union Square Shopping Center Loan has occurred and is continuing and (b) the borrower delivers evidence that the applicable taxes and insurance premiums, as applicable, have been timely paid; (ii) a tenant improvements and leasing commissions reserve in the amount of $20,833 (subject to a cap of $500,000), provided that, during the continuance of a Union Square Shopping Center Cash Sweep Period, amounts remaining in the cash management account will be reserved by the lender in the tenant improvements and leasing commissions reserve as discussed under “—Lockbox and Cash Management” below; and (iii) a capital expenditure reserve in the amount of $6,275.

■
Lockbox and Cash Management.  The Union Square Shopping Center Loan is structured with a springing lockbox and with springing cash management.  The Union Square Shopping Center Loan documents require the borrower to set up a lender-controlled lockbox into which, upon the occurrence and during the continuance of a Union Square Shopping Center Trigger Period or an event of default under the Union Square Shopping Center Loan, the borrower is required to deposit or cause the property manager to deposit all cash revenues relating to the Union Square Shopping Center Property and all other money received by the borrower or the property manager with respect to the Union Square Shopping Center Property (other than tenant security deposits) within two business days of receipt of such revenue.  At the end of each business day during the continuance of a Union Square Shopping Center Trigger Period or an event of default under the Union Square Shopping Center Loan, all funds on deposit in the lockbox account are required to be transferred to a lender-controlled cash management account. The Union Square Shopping Center Loan documents require the borrower to execute letters directing the tenants to pay their rents directly to the lockbox account, which letters will be delivered to the tenants upon the occurrence of a Union Square Shopping Center Trigger Period or an event of default under the Union Square Shopping Center Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

In addition, upon the occurrence and during the continuance of a Union Square Shopping Center Cash Sweep Period when a Union Square Shopping Center Tenant Trigger Event occurs, the borrower is required to deposit or cause the property manager to deposit all cash revenues relating to the Union Square Shopping Center Property and all other money received by the borrower or the property manager with respect to the Union Square Shopping Center Property (other than tenant security deposits, and after payment of debt service, other reserves and operating expenses) receipt of such revenue into the tenant improvements and leasing commissions reserve account on a monthly basis.  If the Union Square Shopping Center Tenant Trigger Event is with respect to Weis Markets, the amount to be deposited is capped at $525,000.  If the Union Square Shopping Center Tenant Trigger Event is with respect to Gabriel Brothers, the amount to be deposited is capped at $675,000.

On each due date during the continuance of a Union Square Shopping Center Trigger Period or, at the lender’s discretion, during an event of default under the Union Square Shopping Center Loan, the Union Square Shopping Center Loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses, be reserved with the lender and held as additional collateral for the Union Square Shopping Center Loan.  During the continuance of an event of default under the Union Square Shopping Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Union Square Shopping Center Loan and/or toward the payment of expenses of the Union Square Shopping Center Property, in such order of priority as the lender may determine.

A “Union Square Shopping Center Tenant Trigger Event” means, in the case of either the Weis Markets tenant or the Gabriel Brothers tenant, the date that (i) the applicable tenant gives notice of its intention not to renew or extend its lease, (ii) on or prior to 6 months prior to the final rent payment date under its lease or on or prior to the date by which the tenant is required under its lease to do so, the tenant fails to give notice of renewal of its lease, (iii) a landlord event of default under the applicable lease occurs (beyond any applicable grace or cure periods) that could lead to the termination of such lease, (iv) the bankruptcy or insolvency of the tenant or any related lease guarantor occurs or (v) the tenant goes dark, vacates, or ceases to occupy or discontinues its operations at its space for a period in excess of 30 days (or, with respect to repair and renovation, in excess of 90 days).

A “Union Square Shopping Center Cash Sweep Period” means the period commencing upon the occurrence of a Union Square Shopping Center Tenant Trigger Event and ending when (a) in the case of any Union Square Shopping Center Tenant Trigger Event, either (1) the applicable tenant enters a renewal or extension of its lease, (2) the applicable space is subject to one or more substitute leases that provide for rent equal to or greater than the previous tenant or (3) the balance of the tenant improvements and leasing commissions reserve equals or exceeds $525,000 (in the case of Weis Markets) or $675,000 (in the case of Gabriel Brothers), as applicable; (b) in the case of a Union Square Shopping Center Trigger Event under clause (iii) of that definition, a cure of the applicable event of default under the applicable lease occurs; (c) in the case of a Union Square Shopping Center Tenant Trigger Event under clause (iv) of that definition, the assumption of the applicable lease in the applicable bankruptcy proceeding occurs, for so long as the applicable tenant is actually paying all rents and other amounts due under its lease; or (d) in the case of a Union Square Shopping Center Tenant Trigger Event under clause (v) of that definition, the applicable tenant re-commences its operations at its leased premises.

A “Union Square Shopping Center Trigger Period” means any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the Union Square Shopping Center Loan documents) is less than 1.10x, and ending at the conclusion of the second consecutive fiscal quarter for the trailing 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio is equal to or greater than 1.10x.

■
Property Management.  The Union Square Shopping Center Property is managed by Property Management Alternatives, Inc., d/b/a LMS Commercial Real Estate, pursuant to a management agreement.  Under the Union Square Shopping Center Loan documents, the Union Square Shopping Center Property is required to remain managed by (i) Property Management Alternatives, Inc., d/b/a LMS Commercial Real Estate or (ii) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  During the continuance of an event of default under the Union Square Shopping Center Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UNION SQUARE SHOPPING CENTER

of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace such property manager with a property manager selected by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Union Square Shopping Center Property (plus 18 months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Union Square Shopping Center Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Union Square Shopping Center Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance).  If the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Union Square Shopping Center Property are separately allocated to the Union Square Shopping Center Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

Nike Clearance Store

POLO RALPH LAUREN

OUTLETS
PIZZA
vf
Wrangler
Lee

UNDER ARMOUR

COACH
FACTORY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

Centralia Outlets
1203-1402 Lum Road, 102-109 West High Street
and 2000 Haviland Street
Centralia, WA 98531
Seattle 78 Miles
Grand Mound
Thurston County
Prather Rd
Old Hwy 99 SW
Michaels Arts and Crafts Distribution Ctr.
Lowe's Distribution Center
Fords Prairie
Lincoln Creek Rd
Galvin Rd
Harrison Ave
W. Reynolds Ave
N. Pearl St
Eshom Rd
Borst Ave
Cooks Hill Rd
Fort Borst Park
CENTRALIA
Evergreen Playhouse
Centralia College
Centralia Amtrak
Centralia Timberland Library
Providence Centralia Hospital
Yew St
Armory Hills Open Space
Seminary Hill Natural Area
Seminary Hill Rd
Salzer Valley Rd
Little Hanaford Rd
Downing Rd
Big Hanaford Valley Rd
Schaeffer County Park
AMTRAK
Kresky Ave
Fairway Shopping Center
Lewis County
Graf Rd
Airport Rd
N. National Ave
Yard Birds Family Shopping Center
Sunbird Shopping Center
NW Airport Rd
Chehalis-Centralia Airport
Riverside Country Club
Scheuber Rd
Brockway Rd
Centralia Alpha Rd
Coal Creek Rd
Chehalis
S. Market Blvd
SW Pacific Ave
W. Main St
Chilvers Rd
Portland 85 Miles
Vancouver
British Columbia
Canada
U.S.
Nanaimo
Surrey
Richmond
Abbotsford
Bellingham
Victoria
Port Angeles
Everett
Seattle
Bremerton
Bellevue
Renton
Tacoma
Kent
Washington
Spokane
Coeur d'Alene
Olympia
Centralia
Yakima
Richland
Pasco
Kennewick
Lewiston
Longview
Vancouver
Portland
Beaverton
Gresham
Oregon
ID

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Centralia, Washington	Cut-off Date Principal Balance		$31,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$165.95
Size (SF)	186,798	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 9/10/2014	87.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/10/2014	87.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1989 -1993 / 2008	Mortgage Rate		4.3600%
Appraised Value	$47,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$4,318,843
Underwritten Expenses	$1,202,434	Escrows
Underwritten Net Operating Income (NOI)	$3,116,410		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,907,934	Taxes	$32,481	$16,241
Cut-off Date LTV Ratio	66.0%	Insurance	$11,179	$5,590
Maturity Date LTV Ratio(1)	55.8%	Replacement Reserves(2)	$112,079	$0
DSCR Based on Underwritten NOI / NCF	1.68x / 1.57x	TI/LC(3)	$700,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.4%	Other(4)	$45,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,000,000	99.8%	Loan Payoff	$24,106,269	77.6%
Other Sources	50,000	0.2	Principal Equity Distribution	5,430,221	17.5
			Reserves	900,740	2.9
			Closing Costs	612,770	2.0

Total Sources	$31,050,000	100.0%	Total Uses	$31,050,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $48,500,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $47,000,000, is 57.5%.  See “— Appraisal” below.

(2)
Replacement Reserves are capped at $112,079.  The Centralia Outlets Loan borrower will be required to fund a monthly replacement reserve in the amount of $3,113 if the replacement reserve then on deposit is less than $112,079.

(3)
TI/LC reserves are capped at $700,000; however, on each due date beginning in January 2018 and continuing for the remainder of the Centralia Outlets Loan term, at any time the Centralia Outlets leases scheduled to expire in a given calendar year constitute no more than 25% of the net rentable square footage, the TI/LC reserves will be capped at $400,000 instead.

(4)	Other upfront reserves of $45,000 represent unfunded obligations.

■
The Mortgage Loan.  The mortgage loan (the “Centralia Outlets Loan”) is evidenced by a note in the original principal amount of $31,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a retail property located in Centralia, Washington (the “Centralia Outlets Property”). The Centralia Outlets Loan was originated by Citigroup Global Markets Realty Corp. on October 15, 2014. The Centralia Outlets Loan had an original principal balance of $31,000,000 and has an outstanding principal balance as of the Cut-off Date of $31,000,000, which represents approximately 2.6% of the Initial Pool Balance, and accrues interest at an interest rate of 4.3600% per annum. The proceeds of the Centralia Outlets Loan were primarily used to refinance existing debt on the Centralia Outlets Property.

The Centralia Outlets Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Centralia Outlets Loan requires interest only payments on each due date through and including the due date occurring in November 2017 and thereafter requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Centralia Outlets Loan is the due date in November 2024.  Voluntary prepayment of the Centralia Outlets Loan without prepayment premium or yield maintenance charge is permitted on or after August 6, 2024. Provided that no event of default under the Centralia Outlets Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Centralia Outlets Property is a 186,798 SF retail factory outlet center located in Centralia, Washington. The Centralia Outlets Property was constructed between 1989 and 1993 and renovated in 2008.  The Centralia Outlets Property consists of ten non-contiguous parcels totaling 14.32 acres with eight, one-story generally multi-tenant retail buildings. The tenant mix at the Centralia Outlets Property includes, among others: VF Outlet, Nike Clearance, Ralph Lauren, Gap Factory Store, and Dress Barn.  Parking at the Centralia Outlets Property consists of 718 surface parking spaces on site with a total parking ratio of 3.84 spaces per 1,000 SF of gross leasable area.  As of September 10, 2014, the Total Occupancy and Owned Occupancy were both 87.4%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

The following table presents certain information relating to the major tenants (of which, certain tenants may have termination options) at the Centralia Outlets Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options	Tenant Sales per SF(6)	Occupancy Cost(6)
VF Outlet(2)	NR / A3 / A	26,596	14.2%	$442,298	15.0%	$16.63	1/31/2020	NA	$153	10.2%
Eddie Bauer	NR / NR / NR	6,541	3.5	156,003	5.3	23.85	1/31/2017	NA	$288	9.3%
The Children’s Place(3)	NR / NR / NR	5,989	3.2	148,492	5.0	24.79	1/31/2022	NA	$210	13.8%
Dress Barn	NR / NR / NR	8,512	4.6	145,725	4.9	17.12	8/31/2027	NA	$177	12.4%
Famous Footwear	NR / NR / NR	6,220	3.3	143,060	4.8	23.00	11/30/2020	1, 6-year option	$330	5.9%
Corningware Corelle(4)	NR / NR / NR	5,000	2.7	125,657	4.3	25.13	1/31/2018	NA	$153	19.1%
Under Armour(5)	NR / NR / NR	5,664	3.0	124,608	4.2	22.00	2/28/2017	2, 5-year options	$558	3.9%
Pendelton Woolen Mills	NR / NR / NR	4,918	2.6	122,950	4.2	25.00	11/30/2018	1, 5-year option	NA	NA
Aeropostale Outlet	NR / NR / NR	5,060	2.7	116,380	3.9	23.00	1/31/2019	NA	$325	8.6%
Gap Factory Store	BBB- / Baa3 / BBB-	7,594	4.1	113,910	3.9	15.00	11/30/2017	2, 5-year options	$328	4.7%
Ten Largest Owned Tenants		82,094	43.9%	$1,639,083	55.5%	$19.97
Remaining Owned Tenants		81,148	43.4	1,313,489	44.5	16.19
Vacant Spaces (Owned Space)		23,556	12.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		186,798	100.0%	$2,952,572	100.0%	$18.09

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	VF Outlet has the option to terminate its lease if total annual sales are less than $3,500,000 ($132/SF) in any lease year.
(3)	The Children’s Place has the option to terminate its lease after the fifth rental year if total annual sales are less than $2,000,000 ($334/SF).
(4)	Corningware Corelle has the option to terminate its lease on or after January 31, 2016 with a 90-day notice.
(5)	Under Armour has the option to terminate its lease after the third rental year if annual sales are less than $1,800,000 ($318/SF).
(6)	As provided by the borrower.

The following table presents certain information relating to the lease rollover schedule at the Centralia Outlets Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$ 0	0.0%	$0.00	0
2015	6,707	3.6	3.6%	147,022	5.0	21.92	2
2016	6,990	3.7	7.3%	166,265	5.6	23.79	2
2017	61,720	33.0	40.4%	881,460	29.9	14.28	11
2018	18,108	9.7	50.1%	430,327	14.6	23.76	5
2019	8,840	4.7	54.8%	210,490	7.1	23.81	3
2020	32,816	17.6	72.4%	585,358	19.8	17.84	2
2021	8,439	4.5	76.9%	92,000	3.1	10.90	2
2022	9,363	5.0	81.9%	226,094	7.7	24.15	2
2023	0	0.0	81.9%	0	0.0	0.00	0
2024	1,747	0.9	82.8%	67,830	2.3	38.83	1
2025	0	0.0	82.8%	0	0.0	0.00	0
2026 & Thereafter	8,512	4.6	87.4%	145,725	4.9	17.12	1
Vacant	23,556	12.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	186,798	100.0%		$2,952,572	100.0%	$18.09	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Centralia Outlets Property:

Historical Leased %(1)
	2012	2013	TTM 8/31/2014	As of 9/10/2014
Owned Space	95.0%	89.0%	87.8%	87.4%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Centralia Outlets Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 8/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,963,908	$2,578,595	$2,426,473	$2,640,464	$2,721,373	$14.57
Contractual Rent Steps(3)	0	0	0	0	231,199	1.24
Percentage Rent(4)	523,695	606,595	677,093	631,228	515,410	2.76
Gross Up Vacancy	0	0	0	0	641,308	3.43
Total Rent	$2,487,604	$3,185,190	$3,103,566	$3,271,692	$4,109,290	$22.00
Total Reimbursables	447,606	542,530	520,852	567,623	575,109	3.08
Other Income(5)	216,761	294,462	259,778	274,007	275,753	1.48
Vacancy & Credit Loss	0	0	0	0	(641,308)	(3.43)
Effective Gross Income	$3,151,970	$4,022,182	$3,884,196	$4,113,323	$4,318,843	$23.12

Real Estate Taxes	173,635	179,830	191,404	188,714	185,609	0.99
Insurance	91,694	120,858	95,240	90,912	63,883	0.34
Management Fee	126,079	160,887	155,368	164,533	172,754	0.92
Other Operating Expenses	680,354	751,465	724,959	776,415	780,188	4.18
Total Operating Expenses	$1,071,763	$1,213,040	$1,166,971	$1,220,574	$1,202,434	$6.44

Net Operating Income	$2,080,208	$2,809,142	$2,717,225	$2,892,749	$3,116,410	$16.68
TI/LC	0	0	0	0	182,324	0.98
Capital Expenditures	0	0	0	0	26,152	0.14
Net Cash Flow	$2,080,208	$2,809,142	$2,717,225	$2,892,749	$2,907,934	$15.57

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow is based on the September 10, 2014 rent roll except in the case of Adidas whose space was underwritten as vacant.  Adidas currently occupies 5,890 SF and has a lease that expires on March 15, 2015.

(3)	Contractual Rent Steps were underwritten based upon the terms of the leases through April 1, 2015 and the present-value of the rent increases through the remainder of the lease term for VF Outlet.
(4)
Percentage Rent includes rents for the following six tenants: Coach, Ralph Lauren, Nike Clearance, Under Armour, Gap Factory Store, and Kitchen Collection.  Coach, Ralph Lauren and Nike Clearance only pays percentage rent in lieu of base rent and recoveries.  The amount underwritten for each tenant is based upon projected sales of $904 per SF, $156 per SF, $1,212 per SF, $558 per SF, $328 per SF, and $336 per SF, respectively; projected sales are based on trailing twelve months sales as submitted by the borrower.

(5)	Other Income includes advertising and promotional income as well as miscellaneous income.

■
Appraisal.  According to the appraisal, the Centralia Outlets Property had an “as-is” appraised value of $47,000,000 as of an effective date of July 28, 2014 and is expected to have an “as stabilized” value of $48,500,000 as of an effective date of August 1, 2015 which assumes the Centralia Outlets Property’s occupancy will stabilize at 95.0%.

■	Environmental Matters. The Phase I environmental report for the Centralia Outlets Property, dated August 5, 2014, recommended no further action at the Centralia Outlets Property.

■
Market Overview and Competition.  The Centralia Outlets Property is located within the Lewis County which is mostly influenced by the Olympia or Thurston County MSA and is situated approximately 83 miles southeast of Seattle and 98 miles north of Portland, Oregon.  The Centralia Outlets Property is bisected by Interstate 5 interchange and Harrison Avenue.  Interstate 5 interchange had traffic of over 49,000 vehicles per day in 2013 and is the primary freeway through the region, connecting Seattle to Portland and enabling easy commute for residents to employment centers in Olympia, Dupont and Tacoma.

The city of Centralia is the largest city in Lewis County and is situated about 25 miles south of the Olympia central business district.  Land uses within the nearby area consist of a mixture of commercial and residential development.  The immediate area surrounding the Centralia Outlets Property is the newest area of development, consisting primarily of commercial and retail uses.  The Centralia Outlets Property is the major retail development in the area.

According to the appraisal, the 2014 population within a 25-, 50- and 75-mile radius, of the Centralia Outlets Property, was 306,617, 1,419,756 and 3,566,125, respectively with positive population growth since 2000.  The 2014 estimated average household income within a 25-, 50- and 75-mile radius was $64,488, $67,262 and $79,675, respectively.  No formal vacancy survey is available for retail space in Lewis County.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

There are currently seven outlet centers within a 125-mile radius of the Centralia Outlets Property but only two of such outlet centers lie within the Centralia Outlets Property’s trade area which is between 25 and 75 miles from the Centralia Outlet Property.

The following table presents certain information relating to the primary competition for the Centralia Outlets Property:

Competitive Set(1)
	Centralia Outlets	North Bend Premium Outlets	Seattle Premium Outlets	Outlet Collection
Distance from Subject	-	77.0 miles	101 miles	53 miles
Total GLA	186,642	224,000	444,000	1,000,000
No. of Stores	31	50	125	130
	The Outlet Shoppes at Burlington	Columbia Gorge Premium Outlets	Woodburn Premium Outlets	Seaside Factory Outlets
Distance from Subject	122 miles	88 miles	108 miles	68 miles
Total GLA	174,055	164,000	350,000	100,000
No. of Stores	31	41	110	29

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Centralia Factory Outlets LLC, a single-purpose, single-asset entity.  The borrower is wholly owned by Centralia Outlets LLC which is owned by (i) Green Global Investments LLC with a 69% interest, (ii) Gladiator Global Investments, LLC with a 30% interest and (iii) Centralia Outlets Management, Inc. with a 1% interest. The Centralia Outlets Loan documents were amended and restated as of January 7, 2015 in connection with the assumption of the Centralia Outlets Loan and acquisition of the Centralia Outlets Property by the borrower from Centralia Outlets LLC.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Centralia Outlets Loan.  Richard Getty and Green Global Investments LLC are the non-recourse carveout guarantors under the Centralia Outlets Loan.  Richard Getty is the owner of Green Global Investments LLC and has developed and/or owned over 1,200,000 SF of retail, office, multi-family, and senior housing projects in the Puget Sound area as well as over 200 single-family building sites.  Richard Getty has over 35 years of real estate development and management experience.

■
Escrows.  In connection with the origination of the Centralia Outlets Loan, the borrower funded aggregate reserves of $900,740 with respect to the Centralia Outlets Property, comprised of (i) $32,481 for real estate taxes, (ii) $11,179 for insurance premiums, (iii) $112,079 for replacement reserve, (iv) $700,000 for tenant improvements and (v) $45,000 for unfunded obligations.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Centralia Outlets Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Centralia Outlets Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (iii) a replacement reserve in an amount equal to $3,113 if the amount of replacement reserve then on deposit is less than $112,079, and (iv) a tenant improvements and leasing commissions reserve in the amount of $16,250. The tenant improvements and leasing commissions reserve is capped at $700,000; however, beginning on the due date in January 2018 and continuing for the remainder of the Centralia Outlets Loan term, at any time the Centralia Outlets leases scheduled to expire in a given calendar year constitute no more than 25% of the net rentable square footage, the tenant improvements and leasing commissions reserve will be capped at $400,000 for that calendar year.

■
Lockbox and Cash Management.  The Centralia Outlets Loan requires a hard lockbox, which is already in place, with springing cash management. The Centralia Outlets Loan documents require the borrower to cause all rents to be paid directly to a lender-controlled lockbox account. On each business day that no Centralia Outlets

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower.  During the continuance of a Centralia Outlets Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the Centralia Outlets Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve.  Funds in the excess cash flow reserve are (i) to the extent no Centralia Outlets Trigger Period is continuing, to be swept into the borrower’s operating account, and (ii) to the extent a Centralia Outlets Trigger Period is continuing, to be held by the lender as additional collateral for the Centralia Outlets Loan.  After the occurrence and during the continuance of an event of default under the Centralia Outlets Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Centralia Outlets Loan (and/or toward the payment of expenses of the Centralia Outlets Property), in such order of priority as the lender may determine.

A “Centralia Outlets Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Centralia Outlets Loan documents, (ii) the debt service coverage ratio being less than 1.15x and (iii) the occurrence of a Centralia Outlets Specified Tenant Trigger Period; and (B) expiring upon (x) with respect to clause (i) above, the cure (if applicable) of such event of default under the Centralia Outlets Loan documents, (y) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters and (z) with respect to clause (iii) above, a Centralia Outlets Specified Tenant Trigger Period ceasing to be in effect.

A “Centralia Outlets Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in default under its lease, (ii) a Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in its space (other than as a result of casualty/condemnation or ordinary closures for repairs/renovations), (iii) a Specified Tenant giving notice that it is terminating its lease, (iv) any termination, cancellation or failure to be in full force and effect of any Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Specified Tenant, (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or before the earlier of 6 months prior to the expiration of the lease term and the date on which notice is required under such lease; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) of (1) the cure of the applicable event giving rise to the Centralia Outlets Specified Tenant Trigger Period in accordance with the  applicable terms and conditions of the Centralia Outlets Loan documents, or (2) the borrower leasing the entire Specified Tenant space (or, in the case of a Centralia Outlets Specified Tenant Trigger Period occurring as the result of any of clauses (ii), (iv) or (vi) above, at least 16,000 SF of such Specified Tenant space) in accordance with the applicable terms and conditions under the Centralia Outlets Loan documents, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

A “Specified Tenant” means (i) VF Outlet, Inc., (ii) any other lessee(s) of the initial Specified Tenant lease (or any portion thereof) and (iii) any affiliated parent company providing credit support for, or acting as guarantor of, any such Specified Tenant lease(s).

■
Property Management. The Centralia Outlets Property is currently managed by JSH Properties, Inc. pursuant to a management agreement.  Under the Centralia Outlets Loan documents, the borrower may terminate and replace the property manager so long as (i) no event of default under the Centralia Outlets Loan documents has occurred and is continuing, (ii) the lender receives at least 60 days prior written notice, (iii) the replacement would not cause, directly or indirectly,  any termination right, right of first refusal, first offer or any other similar right to be exercisable, any termination fees to be due, or a material adverse effect to occur, unless otherwise consented to in writing by lender and (iv) the replacement property manager is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation).

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRALIA OUTLETS

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Centralia Outlets Property, and covering no less than 18 months of business interruption coverage as calculated under the Centralia Outlets Loan documents in an amount equal to 100% of the projected gross income from the Centralia Outlets Property (on an actual loss sustained basis) for a period continuing until the restoration of the Centralia Outlets Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000 for terrorism-related claims. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

40 GANSEVOORT STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40 GANSEVOORT STREET

40 Gansevoort Street
40 Gansevoort Street
New York, NY 10014
MANHATTAN
Midtown
Kips Bay
HUDSON YARDS
Chelsea
Chelsea Waterside Park
Chelsea Piers Sports & Entertainment Complex
HIGH LINE ELEVATED PARK
Meatpacking District
West Village
Flatiron District
Gramercy Park
Stuyvesant Town
Union Square
East Village
Tompkins Square Park
Greenwich Village
Washington Square
New York University
SoHo
Nolita
Little Italy
Lower East Side
Chinatown
Tribeca
Financial District
Battery Park City
Hudson River
East River
Hoboken
Holland Tunnel
Lincoln Tunnel
Brooklyn Bridge
Manhattan Br.
FDR Drive
Jacob Javits Convention Center
Madison Square Garden
Herald Square
Empire State Building
Pennsylvania Station (LI Railroad, Amtrak, NJ Transit)
Fashion Institute of Technology
Washington Arch
Cooper Union
Columbus Park
Coleman Square Playground
Seward Park
Sara D. Roosevelt Park
James J. Walker Park
Gov. Nelson A. Rockefeller Park
Borough of Manhattan Comm. College
World Financial Center Plaza
National September 11 Memorial
1 World Trade Ctr.
NYC City Hall
City Hall Park
Pace University
NY Stock Exchange
South Street Seaport
W 34th St
E 34th St
W 23rd St
E 23rd St
W 14th St
E 14th St
Broadway
West St
Canal St
W Houston St
E Houston St
Delancey St
Worth St
Wall St
QUEENS
BROOKLYN
NEW JERSEY
JERSEY CITY
Union City
North Bergen
West New York
Weehawken
Upper West Side
Upper East Side
Central Park
Long Island City
Williamsburg
Brooklyn Heights
Park Slope
Astoria

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40 GANSEVOORT STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$29,000,000
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF	$606.69
Size (SF)(1)	47,800	Percentage of Initial Pool Balance	2.4%
Total Occupancy as of 9/8/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/8/2014	100.0%	Type of Security	Leasehold
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate	4.2200%
Appraised Value	$55,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$4,372,289
Underwritten Expenses	$2,333,483	Escrows
Underwritten Net Operating Income (NOI)	$2,038,807	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,966,087	Taxes	$441,571	$73,595
Cut-off Date LTV Ratio	52.7%	Insurance	$0	$0
Maturity Date LTV Ratio	52.7%	Replacement Reserves	$0	$758
DSCR Based on Underwritten NOI / NCF	1.64x / 1.58x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.0% / 6.8%	Other(2)	$79,173	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,000,000	99.8%	Loan Payoff	$23,273,865	80.1%
Other Sources	60,000	0.2	Principal Equity Distribution	4,321,472	14.9
			Closing Costs	943,919	3.2
			Reserves	520,744	1.8
Total Sources	$29,060,000	100.0%	Total Uses	$29,060,000	100.0%

(1)	The 40 Gansevoort Street Property is a mixed use property with a total of 38,507 SF of office space and 9,293 SF of retail space.
(2)	Other upfront reserves of $79,173 represent a ground rent reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “40 Gansevoort Street Loan”) is evidenced by a note in the original principal amount of $29,000,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in a mixed use property located in New York, New York (the “40 Gansevoort Street Property”).  The 40 Gansevoort Street Loan was originated by Citigroup Global Markets Realty Corp. on October 23, 2014.  The 40 Gansevoort Street Loan has an outstanding principal balance as of the Cut-off Date of $29,000,000 which represents approximately 2.4% of the Initial Pool Balance, and accrues interest at an interest rate of 4.2200% per annum.  The proceeds of the 40 Gansevoort Street Loan were primarily used to refinance the 40 Gansevoort Street Property.

The 40 Gansevoort Street Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and requires interest only payments during the entire term of the 40 Gansevoort Street Loan.  The scheduled maturity date of the 40 Gansevoort Street Loan is the due date in November 2024.  Provided that no event of default under the 40 Gansevoort Street Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. Voluntary prepayment of the 40 Gansevoort Street Loan without prepayment premium or yield maintenance charge is permitted on or after August 6, 2024.

■
The Mortgaged Property.  The 40 Gansevoort Street Property is located on the southeast corner of Gansevoort and Greenwich Streets in the Hudson Square/West Village office submarket of Midtown South in New York, New York.  The 40 Gansevoort Street Property is a five-story, mixed-use office and retail property containing 47,800 SF of net rentable area situated on a 9,600 SF parcel of land.  The 40 Gansevoort Street Property consists of 9,293 SF of ground level retail space and 38,507 SF of office space across the top four floors.  Built in 2006, the 40 Gansevoort Street Property is currently fully leased to Theory LLC and serves as Theory LLC’s flagship store in New York.

Founded in 1997, Theory LLC is a contemporary retailer for men and women with flagship locations in New York, Los Angeles, London, Paris, Tokyo, Beijing, Seoul, and Hong Kong.  Theory LLC has been a consolidated subsidiary of Fast Retailing since 2004.  Fast Retailing also owns UNIQLO, G.U., Comptoir des Cotonniers, Princess Tam. Tam, and J Brand.  Fast Retailing reported net income of $949.5 million for the fiscal year 2013 which was generally flat against fiscal year 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40 GANSEVOORT STREET

The following table presents certain information relating to the tenant at the 40 Gansevoort Street Property:
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Theory LLC	NR / NR / A	47,800	100.0%	$3,319,680	100.0%	$69.45	12/31/2021	2, 5-year options
Total / Wtd. Avg.		47,800	100.0%	$3,319,680	100.0%	$69.45

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Underwritten Contractual Rent Steps include the present value of contractual rent steps through December 31, 2021.

The following table presents the lease rollover schedule at the 40 Gansevoort Street Property, based on initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent (2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	47,800	100.0	100.0%	3,319,680	100.0	64.45	1
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	47,800	100.0%		$3,319,680	100.0%	$69.45	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Underwritten Contractual Rent Steps include the present value of contractual rent steps through December 31, 2021.

The following table presents certain information relating to historical leasing at the 40 Gansevoort Street Property:

Historical Leased %(1)
	2011	2012	2013	As of 9/8/2014
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year, unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40 GANSEVOORT STREET

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 40 Gansevoort Street Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 9/30/2014	Underwritten	Underwritten $ per SF	Pro-Forma	Pro-Forma $ per SF
Base Rent	$2,861,661	$3,255,139	$3,033,647	$3,055,541	$3,062,839	$64.08	$3,062,839	$64.08
Contractual Rent Steps(2)	0	0	0	0	256,841	5.37	1,494,893	31.27
Gross Up Vacancy	0	0	0	0	0	0.00	0	0.00
Total Rent	$2,861,661	$3,255,139	$3,033,647	$3,055,541	$3,319,680	$69.45	$4,557,732	$95.35
Total Reimbursables	616,013	712,698	750,249	801,472	1,199,482	25.09	1,199,482	25.09
Other Income	0	0	0	0	0	0.00	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(146,873)	(3.07)	(187,109)	(3.91)
Effective Gross Income	$3,477,674	$3,967,837	$3,783,896	$3,857,013	$4,372,289	$91.47	$5,570,105	$116.53

Real Estate Taxes	$658,993	$727,343	$832,488	$857,023	$871,300	$18.23	$871,300	$18.23
Insurance	14,517	12,158	9,872	9,872	28,600	0.60	28,600	0.60
Management Fee	69,553	79,357	75,678	77,140	87,446	1.83	111,402	2.33
Ground Rent	854,683	880,324	906,734	927,018	950,078	19.88	950,078	19.88
Other Operating Expenses	7,734	25,727	18,602	20,353	396,059	8.29	396,059	8.29
Total Operating Expenses	$1,605,479	$1,724,910	$1,843,374	$1,891,406	$2,333,483	$48.82	$2,357,439	$49.32

Net Operating Income	$1,872,194	$2,242,928	$1,940,522	$1,965,607	$2,038,807	$42.65	$3,212,666	$67.21
TI/LC	0	0	0	0	61,699	1.29	74,327	1.55
Capital Expenditures	0	0	0	0	11,021	0.23	11,021	0.23
Net Cash Flow	$1,872,194	$2,242,928	$1,940,522	$1,965,607	$1,966,087	$41.13	$3,127,319	$65.43

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten Contractual Rent Steps include the present value of contractual rent steps through December 31, 2021. Pro-Forma Contractual Rent Steps include the present value of Contractual Rent Steps through December 31, 2021 and assumed lease renewal at 90% of fair market rent for Theory LLC.  The Pro-Forma assumed fair market rent is equal to 90% of the blended $123.60 per SF market rent concluded by the appraiser, contractual 1% steps for the first renewal option, renewal at the same rent as maturity of the first extension, and reversion to market thereafter discounted at 8%.

■	Appraisal. According to the appraisal, the 40 Gansevoort Street Property had an “as-is” appraised value of $55,000,000 as of an effective date of October 1, 2014.

■
Environmental Matters. The Phase I environmental report for 40 Gansevoort Street Property, dated September 29, 2014, did not identify the presence of a recognized environmental condition and recommended no further action at the 40 Gansevoort Street Property.

■
Market Overview and Competition.  According to the appraisal, the 40 Gansevoort Street Property is located in the Hudson Square/West Village office submarket of Midtown South.  The Midtown South office market houses 66.7 million SF of office space, 10.7 million SF of which lies in the Hudson Square/West Village submarket.  The Hudson Square/West Village submarket has a vacancy of 8.7% as of second quarter of 2014.  In the first six months of 2014, Midtown South absorbed over 1.5 million SF of space.  Overall direct weighted average rent in the Midtown South office market was $61.27 per SF in the second quarter of 2014.  Direct weighted average rent for Class A office space was $69.94 per SF for the same period.

The 40 Gansevoort Street Property is located in the Meatpacking District retail submarket in Manhattan which spans from Gansevoort to West 16th Street and westward from Ninth Avenue.  According to the appraisal, second quarter 2014 retail vacancy rate for the Meatpacking District was 20.3% with average asking rents for ground floor retail space at $341 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40 GANSEVOORT STREET

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 40 Gansevoort Street Property:

Office Lease Comparables(1)(2)

Property	Year Built	Tenant Name	Tenant Size (SF)	In Place Rent per SF
40 Gansevoort Street	2006	Theory LLC	38,507	$64.08	(3)
114 Fifth Avenue	1910/2014	Gawker Media	57,978	$76.00
920 Broadway	1925	New Era	6,500	$71.00
96 Spring Street	1900	Flatiron Health	14,830	$78.00
15 East 26th Street	1920/2012	Iconiq Capital	6,000	$79.00
114 Fifth Avenue	1910/2014	AKQA	38,652	$78.00
330 Hudson Street	2013	General Motors	34,260	$77.00
100 Fifth Avenue	1906	Yelp!	10,500	$75.00
920 Broadway	1925	Sustainable Insight Capital Management	6,500	$67.00

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	The in place rent of $64.08 represents the overall in place rent for both retail and office space for Theory LLC at the 40 Gansevoort Street Property. No breakout is available.

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the 40 Gansevoort Street Property:

Retail Lease Comparables(1)

Property	Tenant Name	Tenant Size (SF)(2)	In Place Rent per SF
40 Gansevoort Street	Theory LLC	9,293	$64.08	(3)
837 Washington Street	Samsung	12,000	$437.50
412 West 14th Street	INTERSECT by Lexus	5,495	$400.00
678 Hudson Street	Niquea.D	2,550	$250.00
420 West 14th Street	Asics	3,400	$285.00
350 West 14th Street	Coffee Bean & Tea Leaf	2,194	$319.00
410 West 14th Street	Carlo Pazolini	2,500	$270.00
404-408 West 14th Street	Lululemon	2,500	$350.00
429 West 14th Street	Joie	2,000	$300.00

(1)	Source: Appraisal.
(2)	The tenant size and in place rent per SF information pertains to the grade level retail space leased by the specific tenant listed and does not reflect the overall lease arrangement.
(3)	The in place rent of $64.08 represents the overall in place rent for both retail and office space for Theory LLC at the 40 Gansevoort Street Property. No breakout is available.

■
Ground Lease.  The collateral for the 40 Gansevoort Street Loan consists of the applicable borrower’s leasehold interest in a ground lease for the 40 Gansevoort Street Property originally dated July 23, 2003, with 36-40 Gansevoort Realty LLC. as ground lessor.  The current ground lease rental payment is $950,078 with subsequent 3% annual increases.  The ground lease expires in July 2053, and the borrower has no renewal options.

■
The Borrower.  The borrower of the 40 Gansevoort Street Loan is 40 Gansevoort Development LLC, a single-purpose, single-asset New York limited liability company.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 40 Gansevoort Street Loan.  The non-recourse carveout guarantors are Charles Blaichman and Abram Shnay who have 25% and 25% indirect ownership interests, respectively, in the borrowing entity.

■
Escrows.  In connection with the origination of the 40 Gansevoort Street Loan, the borrower funded aggregate reserves of $520,744 with respect to the 40 Gansevoort Street Property, comprised of (i) $441,571 with respect to real estate taxes and (ii) $79,173 with respect to ground rent payments.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40 GANSEVOORT STREET

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 40 Gansevoort Street Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower or Theory LLC does not constitute an approved blanket or umbrella policy under the 40 Gansevoort Street Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, and (iii) a replacement reserve in an amount equal to $758.

■
Lockbox and Cash Management.  The 40 Gansevoort Street Loan requires a hard lockbox, which is already in place. Under the 40 Gansevoort Street Loan documents, the borrower or property manager is required to deposit all revenue derived from the 40 Gansevoort Street Property into the lockbox immediately upon receipt, and the borrower is required to direct all tenants at the 40 Gansevoort Street Property to pay all amounts due under its lease into the lockbox.  All funds in the lockbox account will be transferred on each business day to the cash management account established by the lender, and the lender will apply funds on deposit in the cash management account to pay debt service and to fund required reserves under the 40 Gansevoort Street Loan documents and for so long as no 40 Gansevoort Street Trigger Period is continuing, all excess cash is remitted to the borrower.  During the continuance of a 40 Gansevoort Street Trigger Period, amounts on deposit in the cash management account after payment of debt service and funding of required reserves will be used to fund operating expenses of the 40 Gansevoort Street Property with the remainder being deposited into the excess cash flow reserve. Funds in the excess cash flow reserve are (i) to the extent no 40 Gansevoort Street Trigger Period remains in effect, to be swept into the borrower’s operating account, and (ii) to the extent a 40 Gansevoort Street Trigger Period is continuing, to be held by the lender as additional collateral for the 40 Gansevoort Street Loan. During the continuance of an event of default under the 40 Gansevoort Street Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 40 Gansevoort Street Loan (and/or toward the payment of expenses of the 40 Gansevoort Street Property), in such order of priority as the lender may determine.

A “40 Gansevoort Street Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the 40 Gansevoort Street Loan documents, (ii) the debt service coverage ratio being less than 1.10x and (iii) the occurrence of a 40 Gansevoort Street Specified Tenant Trigger Period; and (B) expiring upon (x) with respect to clause (i) above, the cure (if applicable) of such event of default under the 40 Gansevoort Street Loan documents, (y) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.15x for two consecutive calendar quarters and (z) with respect to clause (iii) above, a 40 Gansevoort Street Specified Tenant Trigger Period ceasing to be in effect.

A “40 Gansevoort Street Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) any bankruptcy or similar insolvency of a 40 Gansevoort Street Specified Tenant, (ii) any termination, cancellation or failure to be in full force and effect of any 40 Gansevoort Street Specified Tenant lease, (iii) a 40 Gansevoort Street Specified Tenant being in monetary default under its leases, (iv) a 40 Gansevoort Street Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in more than 25% of its space, (v) a 40 Gansevoort Street Specified Tenant giving notice that it is terminating its lease for all or any portion of its premises and (vi) a 40 Gansevoort Street Specified Tenant failing to extend or renew the applicable Specified Tenant lease at least 12 months prior to the expiration of the lease term for a period of not less than five years; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (including an estoppel certificate) of (1) the cure of the applicable event giving rise to the 40 Gansevoort Street Specified Tenant Trigger Period in accordance with the terms of the 40 Gansevoort Street Loan documents, or (2) with respect clause (A)(vi) above and without limiting the foregoing, the borrower leasing the applicable 40 Gansevoort Street Specified Tenant space in accordance with the terms of the 40 Gansevoort Street Loan documents for a term of not less than five years and (I) the applicable tenant under the lease is in actual, physical possession of the space, open to the public and paying the full, unabated rent under its lease or (II) if the applicable tenant under such replacement lease has a long-term unsecured debt rating from the Rating Agencies of at least BBB-, such tenant has taken occupancy of the applicable 40 Gansevoort Street Specified Tenant Space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40 GANSEVOORT STREET

 “40 Gansevoort Street Specified Tenant” means (i) Theory LLC (ii) any replacement tenant under a lease of all or a portion space demised under Theory LLC’s lease or (iii) any other tenant under a lease (or aggregation of affiliated leases) which (x) accounts for 30% or more of the total rental income for the 40 Gansevoort Street Property or (y) demises 15% or more of the total square footage of the 40 Gansevoort Street Property, together with any guarantor of any of the foregoing.

■
Property Management. The 40 Gansevoort Street Property is currently managed by CBJ Management LLC, pursuant to a management agreement.  Under the 40 Gansevoort Street Loan documents, the borrower may terminate and replace the property manager so long as (i) no event of default under the 40 Gansevoort Street Loan documents has occurred and is continuing, (ii) the lender receives at least 60 days’ prior written notice, (iii) the replacement would not cause, directly or indirectly, any termination right, right of first refusal, first offer or any other similar right to be exercisable, any termination fees to be due, or a material adverse effect to occur, without the lender’s prior written consent, and (iv) the replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation). The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an event of default under the 40 Gansevoort Street Loan documents; (c) the debt service coverage ratio is less than 1.10x, (d) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (e) there exists a default under the management agreement by the property manager beyond all applicable notice and cure periods.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 40 Gansevoort Street Property, and covering no less than 18 months of business interruption coverage as calculated under the 40 Gansevoort Street Loan documents in an amount equal to 100% of the projected gross income from the 40 Gansevoort Street Property (on an actual loss sustained basis) for a period continuing until the restoration of the 40 Gansevoort Street Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $25,000 for terrorism-related claims. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

at home
The Home Décor Superstore

VALUE CITY
Furniture

OfficeMax

BEST BUY

HARBOR FREIGHT
QUALITY TOOLS · LOWEST PRICES

OfficeMax

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

Utica Park Place Shopping Center
45160 Utica Park Boulevard
Utica, MI 48315
Washington
Stony Creek Metro Park
Stony Creek Lake
The Glacier Golf Course
Rochester
Rochester Hills
Shelby
Utica
Rochester/Utica State Recr. Area
Cherry Creek Golf Club
Hampton Village Centre
Thelma Spencer Park
Hall Road Crossing
Lakeside Mall
Macomb Comm. College - Center Campus
Partridge Creek Golf Course
The Forum at Gateways
Beaumont Hosp. - Troy Campus
South Clinton River Park
Sterling Heights
Clinton Twp.
Mount Clemens
Selfridge Air National Guard Base
Mt. Clemens Reg. Medical Center
Oakland County
Macomb County
Troy
Walsh College
Rochester College
Harrison
Fraser
Clawson
Oakland Mall
The Shops at Sterling Ponds
Maple Lane Golf Course
GM Technical Center
St. John Macomb Medical Ctr.
Macomb Comm. College - South Campus
Madison Heights
Royal Oak
Warren
Roseville
St. Clair Shores
Lake St. Clair
Army Tank-Automotive Command
Walter P. Reuther Frwy
Huntington Woods
Center Line
Hazel Park
Oak Park
Ferndale
Eastpointe
Eastland Center
Michigan State Fairgrounds
Wayne County
DETROIT
Harper Woods
Grosse Pointe Shores
29 Mile Rd
26 Mile Rd
25 Mile Rd
24 Mile Rd
23 Mile Rd
22 Mile Rd
21 Mile Rd
Hall Rd
19 Mile Rd
18 Mile Rd
17 Mile Rd
Metro Pkwy
15 Mile Rd
14 Mile Rd
13 Mile Rd
12 Mile Rd
11 Mile Rd
10 Mile Rd
9 Mile Rd
8 Mile Rd
Gunn Rd
Snell Rd
Dutton Rd
Tienken Rd
Walton Blvd
Avon Rd
Hamlin Rd
Auburn Rd
Square Lake Rd
Long Lake Rd
Big Beaver Rd
Maple Rd
Masonic Blvd
Frazho Rd
Canal Rd
Cass Ave
Crocker Blvd
Moravian Dr
Groesbeck Hwy
Gratiot Ave
Utica Rd
Edsel Ford Frwy
Chrysler Frwy
Harper Ave
Jefferson Ave
Little Mack Ave
Greater Mack Ave
Vernier Rd
Mound Rd
Dequindre Rd
Ryan Rd
Shelby Rd
Earl Memorial Hwy
Schoenherr Rd
Hayes Rd
Garfield Rd
Saal Rd
North Ave
Livernois Rd
Rochester Rd
John R Rd
Stephenson Hwy
Orion Rd
Waterford
Pontiac
Rochester Hills
Shelby
Utica
Troy
Clinton
West Bloomfield
Sterling Heights
Farmington Hills
Warren
St. Clair Shores
Southfield
MICHIGAN
Livonia
DETROIT
Canton
Westland
Dearborn
WINDSOR
ONTARIO
CANADA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RCMC
Location (City/State)	Utica, Michigan	Cut-off Date Principal Balance		$29,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$60.77
Size (SF)	477,247	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 10/1/2014	90.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2014	90.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1992 / NAP	Mortgage Rate		4.7900%
Appraised Value	$39,380,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
Underwritten Revenues	$4,163,525
Underwritten Expenses	$1,423,822	Escrows
Underwritten Net Operating Income (NOI)	$2,739,704		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,377,194	Taxes	$0	$0
Cut-off Date LTV Ratio	73.6%	Insurance	$0	$0
Maturity Date LTV Ratio	61.8%	Replacement Reserves(1)	$0	$5,966
DSCR Based on Underwritten NOI / NCF	1.50x / 1.30x	TI/LC(2)	$178,895	$23,863
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.2%	Other(3)	$11,592	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,000,000	94.8%	Loan Payoff	$28,493,401	93.2%
Subordinate Debt(4)	1,000,000	3.3	Closing Costs	1,898,648	6.2
Principal’s New Cash Contribution	582,537	1.9	Reserves	190,487	0.6

Total Sources	$30,582,537	100.0%	Total Uses	$30,582,537	100.0%

(1)	Replacement Reserves are capped at $214,776.
(2)
Upfront TI/LC reserves represent $178,895 for the existing TI/LC reserve fund for tenant improvements and leasing commissions for two tenants, McLaughlin’s Home Furnishings and Lifestyles Hotsprings Spa. Commencing on the due date in January 2015, the borrower is required to make monthly payments in the amount of $23,863 into the rollover reserve fund. If no event of default has occurred and is continuing and tenants under leases are demising not less than 75% of the leasable square footage at the property, the aggregate amount of the rollover reserve fund shall not exceed $1,200,000. See “—Escrows” below.

(3)	Other upfront reserves represent $11,592 for the rent concession reserve fund for McLaughlin’s Home Furnishings. See “—Escrows” below.
(4)	See “—Existing Mezzanine Indebtedness” below.

■
The Mortgage Loan.  The mortgage loan (the “Utica Park Place Shopping Center Loan”) is evidenced by a note in the original principal amount of $29,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 477,247 SF anchored retail center located in Utica, Michigan (the “Utica Park Place Shopping Center Property”).  The Utica Park Place Shopping Center Loan was originated by Redwood Commercial Mortgage Corporation on November 10, 2014 and represents approximately 2.4% of the Initial Pool Balance.  The note evidencing the Utica Park Place Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $29,000,000 and an interest rate of 4.7900% per annum.  The proceeds of the Utica Park Place Shopping Center Loan were primarily used to refinance existing indebtedness at the Utica Park Place Shopping Center Property. The previously existing debt was securitized in LBUBS 2000-C5.

The Utica Park Place Shopping Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. After an interest only period of 12 months, the Utica Park Place Shopping Center Loan requires monthly payments of interest and principal sufficient to amortize the Utica Park Place Shopping Center Loan over a 30-year amortization schedule. The scheduled maturity date of the Utica Park Place Shopping Center Loan is the due date in December 2024.  At any time after the second anniversary of the securitization Closing Date, the Utica Park Place Shopping Center Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Utica Park Place Shopping Center Loan documents. Voluntary prepayment of the Utica Park Place Shopping Center Loan is permitted on or after September 5, 2024 without payment of any prepayment premium.

■
The Mortgaged Property. The Utica Park Place Shopping Center Property is a power center anchored by Sam’s Club located on an approximately 44.5 acre site in Utica, Michigan, approximately 20 miles north of the Detroit Central Business District (“CBD”). The Utica Park Place Shopping Center Property was constructed by the sponsor in 1992 and is comprised of two, one-story buildings demised into 10 tenant spaces and a Sam’s Club fueling station located on the southwest corner.  The site contains a total of 2,028 surface parking spaces (a ratio

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

of 4.25 spaces per 1,000 SF). As of October 1, 2014, the Utica Park Place Shopping Center Property was 90.9% leased to a mix of national, regional and local tenants.

The largest tenant at the Utica Park Place Shopping Center Property, Sam’s Club, leases approximately 34.4% of the net rentable area through October 2023.  Sam’s Club has been a tenant at the Utica Park Place Shopping Center Property since 1992 through Walmart’s acquisition of PACE Membership Club in 1993, and in November 2013 renewed its lease for 10 years.  Additionally, Best Buy and OfficeMax, tenants at the Utica Park Place Shopping Center Property since 1993 and 1992, respectively, have recently renewed their leases. Including these tenants, a total of 377,734 SF or approximately 79.1% of the net rentable area represents new or renewed leases in the last 18 months.

The following table presents certain information relating to the major tenants (certain of which may have co-tenancy provisions which permit the tenant to pay reduced or alternative rent and/or terminate its lease) at the Utica Park Place Shopping Center Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost (%)(2)	Renewal / Extension Options
Sam’s Club	AA / Aa2 / AA	164,016	34.4%	$1,111,195	35.3%	$6.77	10/31/2023	NA	NA	16, 5-year options
Garden Ridge LP dba At Home	NR / NR / NR	107,400	22.5	671,250	21.3	6.25	1/31/2019	NA	NA	2, 5-year options
Value City Furniture(3)	NR / NR / NR	56,027	11.7	462,223	14.7	8.25	1/31/2020	NA	NA	3, 5-year options
Best Buy	BB / Baa2 / BB	45,426	9.5	340,695	10.8	7.50	1/31/2019	NA	NA	2, 5-year options
OfficeMax	NR / Caa1 / B-	24,428	5.1	198,900	6.3	8.14	10/31/2018	NA	NA	9, 5-year options
Harbor Freight Tools USA, Inc.(4)	NR / NR / NR	18,050	3.8	198,550	6.3	11.00	7/31/2024	NA	NA	2, 5-year options
McLaughlin’s Home Furnishings	NR / NR / NR	15,456	3.2	139,104	4.4	9.00	3/31/2020	NA	NA	1, 5-year option
Lifestyles Hotsprings Spa	NR / NR / NR	2,958	0.6	23,664	0.8	8.00	10/31/2019	NA	NA	1, 5-year option
Owned Tenants		433,761	90.9%	$3,145,581	100.0%	$7.25
Vacant Spaces (Owned Space)		43,486	9.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		477,247	100.0%	$3,145,581	100.0%	$7.25

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Per their leases, tenants are not required to report sales.
(3)
Value City Furniture may terminate the lease with a 30-day notice if restricted use is violated. Restricted use is defined as the tenant devoting 20,000 SF or more to the sale of furniture or mattress.

(4)	Harbor Freight Tools USA, Inc. will have the one-time right to terminate its lease by delivering written notice to the landlord at any time prior to August 31, 2019 to be effective January 31, 2020.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Utica Park Place Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	24,428	5.1	5.1%	198,900	6.3	8.14	1
2019	155,784	32.6	37.8%	1,035,609	32.9	6.65	3
2020	71,483	15.0	52.7%	601,327	19.1	8.41	2
2021	0	0.0	52.7%	0	0.0	0.00	0
2022	0	0.0	52.7%	0	0.0	0.00	0
2023	164,016	34.4	87.1%	1,111,195	35.3	6.77	1
2024	18,050	3.8	90.9%	198,550	6.3	11.00	1
2025	0	0.0	90.9%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	90.9%	0	0.0	0.00	0
Vacant	43,486	9.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	477,247	100.0%		$3,145,581	100.0%	$7.25	8

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Utica Park Place Shopping Center Property:

Historical Leased %(1)
	2011	2012	2013	As of 10/1/2014
Owned Space	88.7%	88.7%	90.0%	90.9%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year, unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Utica Park Place Shopping Center Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 7/31/2014	Underwritten (2)	Underwritten $ per SF
Contract Rent	$3,159,577	$3,342,020	$3,365,913	$3,226,878	$3,145,581	$6.59
Free Rent/Bad Debt	(126,868)	(112,056)	(112,056)	(139,164)	0	0.00
Income From Vacancy	0	0	0	0	347,888	0.73
Expense Reimbursement	1,232,876	980,729	936,152	922,489	1,017,945	2.13
Potential Gross Income	$4,265,585	$4,210,693	$4,190,009	$4,010,203	$4,511,413	$9.45
Collection Loss	0	(76,713)	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(347,888)	(0.73)
Other Income	559	268	866	55,490	0	0.00
Effective Gross Income	$4,266,144	$4,134,248	$4,190,875	$4,065,693	$4,163,525	$8.72

Total Operating Expenses	$1,601,297	$1,339,509	$1,458,371	$1,568,793	$1,423,822	$2.98

Net Operating Income	$2,664,847	$2,794,739	$2,732,504	$2,496,900	$2,739,704	$5.74
TI/LC	0	0	0	0	290,923	0.61
Capital Expenditures	0	0	0	0	71,587	0.15
Net Cash Flow	$2,664,847	$2,794,739	$2,732,504	$2,496,900	$2,377,194	$4.98

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of October 1, 2014 and rent steps through February 1, 2015.

■	Appraisal. According to the appraisal, the Utica Park Place Shopping Center Property had an “as-is” appraised value of $39,380,000 as of August 15, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

■	Environmental Matters. According to a Phase I environmental report, dated October 2, 2014, there were no recommendations for further action at the Utica Park Place Shopping Center Property.

■
Market Overview and Competition. The Utica Park Place Shopping Center Property is a power center anchored by Sam’s Club located in Utica, Michigan, a northern suburb approximately 20 miles north of the Detroit CBD. The Utica Park Shopping Center Property sits on the north side of Hall Road just east of the SR 53/Hall Road interchange. East of SR 53, Hall Road intersects with Schoenherr Road and Hayes Road. Further to the east Hall Road interchanges with I-94. To the west of SR 53, Hall Road connects the immediate area with Van Dyke Avenue, Mound Road and I-75. The traffic count at the intersection of SR 53 and Hall Road is 87,600. Given the high traffic count, Hall Road serves as the primary retail corridor for the immediate area, which contains over 2.7 million SF of developed retail properties.  The largest of these is Lakeside Mall, a 1.5 million SF super regional mall anchored by Macy’s, JC Penney, Lord & Taylor and Sears, which is located approximately one mile east of the subject.  According to the appraisal, the 2014 estimated population within a one-, three- and five-mile radius of the Utica Park Place Shopping Center Property is 10,862, 95,487 and 238,059, respectively. The 2014 average household income within a one-, three- and five-mile radius of the Utica Park Place Shopping Center Property is $59,545, $61,823, and $70,305, respectively.

According to the appraisal as of the second quarter of 2014, the overall Detroit retail market contained 240.9 million SF of retail space with an average market vacancy rate of 9.0% and an average lease rate of $11.97 per SF.  As of the same period, the Macomb retail submarket contained approximately 47.0 million SF of retail space, with an average submarket vacancy rate of 9.3% and an average lease rate of $11.07 per SF.

The appraisal provided information on five competing properties in the market. Vacancies at the competing properties ranged from 0.0% to 12.0% with a weighted average of 7.4%.

The following table presents certain information relating to the primary competition for the Utica Park Place Shopping Center Property:

Competitive Set (1)
	Delco Plaza	Hall Road Crossing	Northpointe Shopping Center
Distance from Subject	0.4 miles	1.1 miles	0.7 miles
Property Type	Community Shopping Center	Community Shopping Center	Community Shopping Center
Year Built	1973	1985	1987
Total GLA	154,853	175,503	176,918
Total Occupancy	100%	96%	100%
Anchors	Babies R Us, Bed Bath & Beyond, Dunham’s Sports and Larry’s Performance R/C’s	Gander Mountain, TJ Maxx, Michael’s Arts and Crafts and Old Navy	Dick’s Sporting Goods, Salvation Army, PetSmart and Ollie’s Bargain Outlet

	Shelby Corners	Shelby Town Center
Distance from Subject	0.9 miles	1.4 miles
Property Type	Power Shopping Center	Power Shopping Center
Year Built	1987	1999
Total GLA	333,727	355,745
Total Occupancy	88%	88%
Anchors	Target, Christmas Tree Shops, Buy Buy Baby and Planet Fitness	Sears Outlet Center, Marshall’s Homegoods, Shoe Carnival and Jo-Ann Fabric and Craft

(1)	Source: Appraisal.

■
The Borrower. The borrower is Utica Park Place Owner, LLC, a Delaware limited liability company. The sponsor of the transaction is Utica Park, Inc. and the carveout guarantor is REDICO Properties LLC (“REDICO”).  REDICO is a national real estate development, investment, construction and property management leader that was founded over 50 years ago.  REDICO’s real estate portfolio consists of over 16 million SF located predominantly in Michigan and the Midwest.  The company is headquartered in Southfield, Michigan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

■
Escrows. At origination, the borrower funded aggregate reserves of $190,487, comprised of: (i) $178,895 for the outstanding tenant improvements and leasing commissions for two tenants, McLaughlin’s Home Furnishings and Lifestyles Hotsprings Spa ($171,731 is related to the McLaughlin’s Home Furnishings lease and $7,164 is related to the Lifestyles Hotsprings Spa lease) and (ii) $11,592 for the rent concession reserve fund for McLaughlin’s Home Furnishings.

On each due date, the borrower will be required to fund: (i) a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the next ensuing twelve-month period, provided, however, the reserve deposits are not required if the borrower is not in default and a Utica Park Place Shopping Center Trigger Event has not occurred in accordance with the Utica Park Place Shopping Center Loan documents; (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the next ensuing twelve-month period, provided, however, the reserve deposits are not required if the borrower is not in default and is maintaining an approved umbrella or blanket policy in accordance with the Utica Park Place Shopping Center Loan documents; (iii) a replacement reserve in the amount of $5,966, subject to a cap of $214,776; and (iv) a tenant improvements and leasing commissions reserve in the amount of $23,863, subject to a cap of $1,200,000 (provided no event of default has occurred and is continuing and tenants under leases are demising not less than 75% of the leasable SF at the Utica Park Place Shopping Center Property).

■
Lockbox and Cash Management. The Utica Park Place Shopping Center Loan is structured with a soft springing lockbox and a springing cash management. Prior to the occurrence of a Utica Park Place Shopping Center Trigger Event, the borrower and Manager shall cause all rents to be deposited directly in the lockbox account within two business days following receipt. Upon the occurrence of a Utica Park Place Shopping Center Trigger Event and at all times thereafter the borrower and Manager shall cause all rents to be deposited directly into the account and lender shall have the right to give notice to bank to transfer all amounts then and thereafter on deposit in the lockbox account to the cash management account on each business day. Commencing with the first billing statement delivered after the occurrence of a Utica Park Place Shopping Center Trigger Event and for each subsequent statement thereafter delivered, the borrower and Manager shall instruct all persons and entities that maintain open accounts with the borrower or Manager or with whom borrower or Manager does business on an accounts receivable basis with respect to the Utica Park Place Shopping Center Property to deliver all payments due under such accounts directly to the lockbox account.

A “Utica Park Place Shopping Center Trigger Event” means the period (A) commencing upon the earliest of (i) the occurrence of an event of default under the Utica Park Shopping Center Loan, (ii) the debt service coverage ratio being less than 1.05x (tested quarterly), (iii) the occurrence of a Utica Park Place Shopping Center Tenant Trigger Event and (iv) the occurrence of a mezzanine event of default.

A “Utica Park Place Shopping Center Tenant Trigger Event” shall occur if (a) either Sam’s Club and/or Garden Ridge LP files for bankruptcy or becomes involved in an insolvency proceeding, (b) Sam’s Club terminates or cancels the Sam’s Club lease (including any rejection of the Sam’s Club lease in a bankruptcy or similar proceeding) or the Sam’s Club lease otherwise ceases to be in full force and effect, (c) Garden Ridge LP terminates or cancels the Garden Ridge LP lease (including any rejection of the Garden Ridge LP lease in a bankruptcy or similar proceeding) or the Garden Ridge LP lease otherwise ceases to be in full force and effect, (d) a monetary default exists under the Sam’s Club lease (beyond the expiration of any applicable notice and cure periods under the Sam’s Club lease), (e) a monetary default exists under the Garden Ridge LP lease (beyond the expiration of any applicable notice and cure periods under the Garden Ridge LP lease), (f) Sam’s Club goes dark, vacates or otherwise fails to occupy its premises or be open for business during customary business hours for retail shopping centers in the geographic area in which the Utica Park Place Shopping Center Property is located, (g) Garden Ridge LP goes dark, vacates or otherwise fails to occupy its premises or be open for business during customary business hours for retail shopping centers in the geographic area in which the Utica Park Place Shopping Center Property is located, (h) Sam’s Club gives a notice of termination under the Sam’s Club lease for all or a substantial portion of its premises, (i) Garden Ridge LP gives a notice of termination under the Garden Ridge LP lease for all or a substantial portion of its premises, (j) Sam’s Club fails on or before the date that is twelve months prior to any expiration date or renewal date contained in the Sam’s Club lease to renew or extend

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

UTICA PARK PLACE SHOPPING CENTER

the Sam’s Club  lease for a minimum term of five years and a rent that is equal to or greater than the rent payable at such time (or immediately prior to termination) under the Sam’s Club lease or (k) Garden Ridge LP fails on or before the date that is six months prior to any expiration date or renewal date contained in the Garden Ridge LP lease to renew or extend the Garden Ridge LP lease for a minimum term of five years and a rent that is equal to or greater than the rent payable at such time (or immediately prior to termination) under the Garden Ridge LP lease.

■
Property Management. The Utica Park Place Shopping Center Property is currently managed by REDICO Management, Inc. (the “Manager”).  Under the Utica Park Shopping Center Loan documents, the Utica Park Place Shopping Center Property may not be managed by any other party, other than a Qualified Manager. The lender may require the borrower to replace a property manager if (i) the Manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, (ii) there is a change in control of the Manager, (iii) there exists an event of default or (iv) the debt service coverage ratio drops below 0.90x. A “Qualified Manager” means a person approved by the lender in writing.

■
Existing Mezzanine Indebtedness.  Concurrently with the funding of the Utica Park Place Shopping Center Loan, RCMC funded a mezzanine loan in the amount of $1,000,000 to Utica Park Place Member LLC. The mezzanine loan is secured by a pledge of the mezzanine borrower’s 100% interest in the limited liability company. The mezzanine loan carries an interest rate of 10.0000% per annum and is co-terminus with the Utica Park Place Shopping Center Loan.  The mezzanine loan is subject to a customary intercreditor agreement which provides for the cure of defaults and the option to purchase the Utica Park Place Shopping Center Loan generally at par should the Utica Park Place Shopping Center Loan become a defaulted loan.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides for coverage for terrorism in an amount equal to the full replacement cost of the Utica Park Place Shopping Center Property. The required terrorism insurance may be included in a blanket policy, provided that certain other requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

NATOMAS TOWN CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Sacramento, California	Cut-off Date Principal Balance	$24,801,489
Property Type	Retail	Cut-off Date Principal Balance per SF	$190.76
Size (SF)	130,011	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 10/1/2014	87.2%	Number of Related Mortgage Loans(2)	2
Owned Occupancy as of 10/1/2014	87.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	2004 / NAP	Mortgage Rate	4.1945%
Appraised Value	$33,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(3)	LProp Cougar, LLC
Underwritten Revenues	$3,275,881
Underwritten Expenses	$855,538	Escrows
Underwritten Net Operating Income (NOI)	$2,420,343	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,299,270	Taxes	$47,440	$23,720
Cut-off Date LTV Ratio	74.7%	Insurance(4)	$0	$0
Maturity Date LTV Ratio(1)	58.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.66x / 1.57x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,900,000	100.0%	Loan Payoff	$23,468,460	94.3%
			Principal Equity Distribution	1,052,746	4.2
			Closing Costs	331,354	1.3
			Reserves	47,440	0.2
Total Sources	$24,900,000	100.0%	Total Uses	$24,900,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $33,850,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $33,200,000, is 60.0%.

(2)	The borrower and the sponsor are controlled by the principals of a company which controls the borrower and the sponsor of the Redlands Village Loan.
(3)	LProp Cougar, LLC is the non-recourse carveout guarantor under the Natomas Town Center Loan.
(4)
The lender will not require an insurance reserve so long as there is no uncured event of default, and the insurance required is either (i) maintained under a blanket insurance policy or (ii) paid through a premium financing agreement.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Natomas Town Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Safeway Inc.	BBB- / Baa3 / BBB	55,650	42.8%	$918,225	34.6%	$16.50	1/31/2025	$593	3.2%	7, 5-year options
Rite Aid	B / Caa1 / B	16,668	12.8	336,682	12.7	20.20	10/31/2024	NA	NA	4, 5-year options
Bank of America(3)	A / Baa2 / A-	4,500	3.5	211,866	8.0	47.08	10/31/2024	NA	NA	4, 5-year options
Umpqua Bank	NR / NR / NR	4,000	3.1	182,250	6.9	45.56	1/31/2020	NA	NA	3, 5-year options
Panera Bread	NR / NR / NR	4,535	3.5	167,614	6.3	36.96	1/31/2016	$405	11.4%	2, 5-year options
Safeway Inc. Fuel(4)	BBB- / Baa3 / BBB	444	0.3	99,187	3.7	223.39	1/31/2025	NA	NA	NA
California Sun Centers	NR / NR / NR	3,185	2.4	85,995	3.2	27.00	5/31/2020	$232	15.6%	NA
Majestic Dental	NR / NR / NR	2,000	1.5	77,760	2.9	38.88	6/30/2025	NA	NA	NA
Hair Phases	NR / NR / NR	2,640	2.0	74,878	2.8	28.36	6/30/2016	$171	21.8%	NA
Massage Heights	NR / NR / NR	2,472	1.9	57,845	2.2	23.40	5/30/2023	NA	NA	NA
Ten Largest Owned Tenants		96,094	73.9%	$2,212,301	83.4%	$23.02
Remaining Owned Tenants		17,233	13.3	440,857	16.6	25.58
Vacant Spaces (Owned Space)		16,684	12.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		130,011	100.0%	$2,653,158	100.0%	$23.41

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are based on full year 2013 sales.
(3)	Bank of America is permitted under its lease to go dark at any time.
(4)	Safeway Inc. Fuel is on a ground lease and Safeway Inc. owns the improvements. Tenant GLA is based on the building improvements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NATOMAS TOWN CENTER

The following table presents certain information relating to the lease rollover schedule at the Natomas Town Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	1,107	0.9%	0.9%	$1	0.0%	$0.00	1
2015	2,458	1.9	2.7%	77,246	2.9	31.43	2
2016	9,880	7.6	10.3%	313,383	11.8	31.72	4
2017	2,836	2.2	12.5%	93,295	3.5	32.90	3
2018	1,285	1.0	13.5%	27,647	1.0	21.52	1
2019	2,725	2.1	15.6%	52,977	2.0	19.44	2
2020	11,302	8.7	24.3%	387,045	14.6	34.25	5
2021	0	0.0	24.3%	0	0.0	0.00	0
2022	0	0.0	24.3%	0	0.0	0.00	0
2023	2,472	1.9	26.2%	57,845	2.2	23.40	1
2024	21,168	16.3	42.5%	548,547	20.7	25.91	2
2025	58,094	44.7	87.2%	1,095,172	41.3	18.85	3
2026 & Thereafter	0	0.0	87.2%	0	0.0	0.00	0
Vacant	16,684	12.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	130,011	100.0%		$2,653,158	100.0%	$23.41	24

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	MTM space is leased to the City of Sacramento as a patrol office. The City of Sacramento’s rent is $1 annually.

The following table presents certain information relating to historical leasing at Natomas Town Center Property:

Historical Leased %(1)
	2012	2013	TTM 9/30/2014
Owned Space	87.5%	88.6%	86.2%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Natomas Town Center Property:

Cash Flow Analysis(1)

	2012	2013	TTM 9/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,496,205	$2,507,181	$2,449,020	$2,653,158	$20.41
Gross Up Vacancy	387,201	262,662	308,922	502,574	3.87
Total Rent	$2,883,406	$2,769,843	$2,757,942	$3,155,732	$24.27
Total Reimbursables	482,215	646,958	635,189	621,060	4.78
Other Income	34	2,090	1,663	1,663	0.01
Vacancy & Credit Loss	(414,068)	(391,146)	(335,617)	(502,574)	(3.87)
Effective Gross Income	$2,951,587	$3,027,745	$3,059,177	$3,275,881	$25.20

Total Operating Expenses	$829,981	$833,225	$843,296	$855,538	$6.58

Net Operating Income	$2,121,606	$2,194,520	$2,215,881	$2,420,343	$18.62
TI/LC	0	0	0	86,091	0.66
Capital Expenditures	0	0	0	34,983	0.27
Net Cash Flow	$2,121,606	$2,194,520	$2,215,881	$2,299,270	$17.69

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/1/2014 rent roll with rent steps through December 31, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND WOODS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Warrensville Heights, Ohio	Cut-off Date Principal Balance	$24,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$37,065.05
Size (Units)	661	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 9/30/2014	92.0%	Number of Related Mortgage Loans(1)	2
Owned Occupancy as of 9/30/2014	92.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1969 / NAP	Mortgage Rate	4.8300%
Appraised Value	$34,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Underwritten Revenues	$5,281,985	Borrower Sponsor(2)	Michael E. Gibbons
Underwritten Expenses	$2,905,039	Escrows
Underwritten Net Operating Income (NOI)	$2,376,946	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,294,321	Taxes	$314,191	$49,872
Cut-off Date LTV Ratio	71.0%	Insurance	$46,199	$11,000
Maturity Date LTV Ratio	62.6%	Replacement Reserves(3)	$0	$13,771
DSCR Based on Underwritten NOI / NCF	1.54x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.4%	Other(4)	$1,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,500,000	99.9%	Loan Payoff	$21,423,014	87.4%
Other Sources	25,000	0.1	Principal Equity Distribution	1,497,306	6.1
			Reserves	1,360,390	5.5
			Closing Costs	244,289	1.0
Total Sources	$24,525,000	100.0%	Total Uses	$24,525,000	100.0%

(1)	The borrower sponsor is also borrower sponsor of the Emerick Manor Loan.
(2)	Michael E. Gibbons is the non-recourse carveout guarantor under the Highland Woods Loan.
(3)	Replacement Reserves are capped at $495,750.
(4)
The Other upfront reserve represents (i) $500,000 for deferred maintenance and (ii) $500,000 for an earnout reserve, which may be released to the borrower any time after May 1, 2015 provided the Highland Woods Property has achieved a debt yield of 8.5% based on the trailing 12-month period and no event of default under the Emerick Manor Loan documents is continuing.

The following table presents certain information relating to the units and rent at the Highland Woods Property:
Unit Type	Occupied Units(1)	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent(1)
3 Bed / 1.5 Bath	24	4	28	1,100	$815	$234,720	$824	$237,192
2 Bed / 1 Bath	243	19	262	855	675	1,968,300	672	1,959,648
1 Bed / 1 Bath	153	3	156	657	595	1,092,420	592	1,086,564
2 Bed / 1.5 Bath	131	24	155	879	685	1,076,820	684	1,075,032
3 Bed / 1 Bath	28	2	30	1,049	800	268,800	810	272,220
3 Bed / 2 Bath	11	1	12	1,210	835	110,220	843	111,240
2 Bed / 2 Bath	18	0	18	1,100	740	159,840	743	160,548
Total / Wtd. Avg.	608	53	661	846	$675	$4,911,120	$672	$4,902,444

Source: As provided by the borrower.
(1)	Yearly rents are calculated based on currently occupied units per the rent roll dated September 30, 2014.

The following table presents certain information relating to historical leasing at the Highland Woods Property:

Historical Leased %(1)
	2012	2013	As of 9/30/2014
Owned Space	85.0%	93.0%	92.0%

(1) As provided by the borrower which reflects average occupancy as of December 31 for each respective year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HIGHLAND WOODS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Highland Woods Property:

Cash Flow Analysis (1)
	2012	2013	TTM 11/30/2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$5,509,773	$5,179,183	$5,265,255	$4,902,444	$7,417
Gross Up Vacancy	0	0	0	440,940	667
Goss Potential Rent	$5,509,773	$5,179,183	$5,265,255	$5,343,384	$8,084
Vacancy, Credit Loss & Concessions	(1,566,732)	(935,670)	(718,137)	(450,196)	(681)
Total Rent Revenue	$3,943,041	$4,243,513	$4,547,118	$4,893,188	$7,403
Other Revenue(3)	427,664	382,882	388,797	388,797	588
Effective Gross Income	$4,370,705	$4,626,396	$4,935,915	$5,281,985	$7,991

Total Operating Expenses	$3,061,128	$2,875,442	$3,169,113	$2,905,039	$4,395

Net Operating Income	$1,309,578	$1,750,953	$1,766,802	$2,376,946	$3,596
Replacement Reserves	0	0	0	82,625	125
Net Cash Flow	$1,309,578	$1,750,953	$1,766,802	$2,294,321	$3,471

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the September 30, 2014 rent roll.
(3)	Other Revenue includes late fees, move out charges, cable charges, application fees and other miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOUBLETREE LITTLE ROCK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RCMC
Location (City/State)	Little Rock, Arkansas	Cut-off Date Principal Balance		$21,975,788
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$76,304.82
Size (Rooms)	288	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 10/31/2014	70.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2014	70.0%	Type of Security		Leasehold
Year Built / Latest Renovation	1971 / 2008	Mortgage Rate		4.8500%
Appraised Value	$29,500,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$11,895,145	Borrower Sponsor(2)	Fifth Avenue Capital, LLC
Underwritten Expenses	$8,830,171
Underwritten Net Operating Income (NOI)	$3,064,974	Escrows
Underwritten Net Cash Flow (NCF)	$2,589,168		Upfront	Monthly
Cut-off Date LTV Ratio	74.5%	Taxes	$137,551	$12,505
Maturity Date LTV Ratio(1)	51.9%	Insurance	$22,640	$11,320
DSCR Based on Underwritten NOI / NCF	2.20x / 1.86x	FF&E(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.9% / 11.8%	Other(4)(5)	$6,692,830	$7,517

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	59.5%	Purchase Price	$29,100,000	78.7%
Principal’s New Cash Contribution	9,979,355	27.0	Reserves	6,853,021	18.5
Subordinate Debt	5,000,000	13.5	Closing Costs	1,026,334	2.8

Total Sources	$36,979,355	100.0%	Total Uses	$36,979,355	100.0%

(1)	Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $39,000,000. The Maturity Date LTV Ratio as calculated on the basis of the “as-is” appraised value is 68.6%.
(2)	David A. Pearson, Paul A. Pearson, Jr. and John M. Pearson are the non-recourse carveout guarantors under the DoubleTree Little Rock Loan.
(3)
Beginning on the payment date occurring in August 2016, the borrower is required to make monthly FF&E reserve deposits of one-twelfth of 4% of gross income from operations for the preceding calendar year.

(4)
Other upfront reserve is comprised of a PIP reserve ($5,151,250), liquidity reserve ($1,000,000), deferred maintenance reserve ($534,063) and ground rent reserve ($7,517). Monthly Other reserve is comprised of the monthly deposits of $7,517 into the ground rent reserve.

(5)
In the event that a new PIP is imposed under the franchise agreement, borrower will deposit with lender prior to the effective date the new PIP, an amount equal to 125% of the costs of such PIP as estimated by lender in its reasonable discretion. Additionally, if, at any time, lender determines that amounts on deposit in the PIP reserve account will be insufficient to pay the then estimated costs for any PIP work, borrower will deposit with lender an amount equal to such insufficiency into the PIP reserve account. Simultaneously with the release of the final portion of the liquidity reserve to borrower in accordance with the DoubleTree Little Rock Loan agreement, borrower will deposit with lender an amount to be determined by lender at the time of the deposit based on projected debt service shortfalls under the loan and the mezzanine loan based on net cash flow for the trailing 12-month period. Thereafter, borrower will deposit the seasonality reserve monthly deposit in accordance with the DoubleTree Little Rock Loan agreement. Lender will deposit such seasonality reserve initial deposit and the seasonality reserve monthly deposit into the seasonality reserve account.

The following table presents certain information relating to the trailing 12-month period through October 2014 penetration rates relating to the DoubleTree Little Rock Property, as provided in the October 2014 travel research report:

TTM 10/31/2014 Penetration Rates(1)(2)
Property	Occupancy	ADR	RevPAR
DoubleTree Little Rock	114.6%	114.7%	131.3%

(1)
Source: October 2014 travel research report. The competitive set contains the following properties: Clarion Hotel Medical Center Little Rock, Wyndham Hotel North Little Rock, Marriott Little Rock, Crowne Plaza Little Rock, Holiday Inn Little Rock Presidential Downtown, Embassy Suites Little Rock, Hampton Inn Suites West Little Rock and Courtyard Little Rock Downtown.

(2)	Penetration rates were calculated by dividing the occupancy, ADR and RevPAR information provided by the borrower by the competitive set information in the October 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the DoubleTree Little Rock Property:

DoubleTree Little Rock(1)

	2011	2012	2013	TTM 10/31/2014
Occupancy(2)	69.6%	72.0%	70.3%	70.0%
ADR	$104.19	$110.10	$119.03	$119.97
RevPAR	$72.47	$79.22	$83.64	$83.95

(1)	Source: As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOUBLETREE LITTLE ROCK

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical, projected operating performance, and the Underwritten Net Cash Flow at the DoubleTree Little Rock Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 10/31/2014	Underwritten	Underwritten $ per Room
Room Revenue	$7,542,981	$8,274,819	$8,714,207	$8,825,349	$8,825,349	$30,644
Food & Beverage Revenue(2)	2,285,306	2,378,119	2,612,931	2,387,750	2,663,238	9,247
Telephone Revenue	3,774	3,726	3,016	2,704	2,704	9
Other Revenue(3)	206,873	315,673	392,511	403,854	403,854	1,402
Total Revenue	$10,038,934	$10,972,337	$11,722,665	$11,619,657	$11,895,145	$41,303

Room Expense	$2,027,543	$2,044,653	$2,225,034	$2,258,812	$2,258,812	$7,843
Food & Beverage Expense(2)	1,991,161	1,962,137	2,026,579	1,898,184	2,009,109	6,976
Telephone Expense	37,056	36,682	39,573	41,506	41,506	144
Parking Expense	89,820	89,293	102,561	89,015	89,015	309
Total Departmental Expense	$4,145,580	$4,132,765	$4,393,747	$4,287,517	$4,398,442	$15,272
Total Undistributed Expense	3,406,778	3,708,380	3,856,421	3,806,924	3,903,390	13,553
Total Fixed Charges	205,022	275,395	311,244	308,395	528,339	1,835
Total Operating Expenses	$7,757,380	$8,116,540	$8,561,412	$8,402,836	$8,830,171	$30,660

Net Operating Income	$2,281,554	$2,855,797	$3,161,253	$3,216,821	$3,064,974	$10,642
FF&E	389,986	401,555	429,060	429,060	475,806	1,652
Net Cash Flow	$1,891,568	$2,454,242	$2,732,193	$2,787,761	$2,589,168	$8,990

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Food & Beverage departmental revenue and expense is underwritten per T-12 6/30/14 results which are the most recent results prior to a water damage issue where a pipe burst on June 29, 2014 and caused the ballroom and other function space to be out of service during July, August and a portion of September 2014.

(3)	Other Revenue consists of parking revenue, sundry revenue and other miscellaneous revenue items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HAMPTON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Austin, Texas	Cut-off Date Principal Balance		$19,300,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$62,662.34
Size (Units)	308	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 9/19/2014	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/19/2014	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1986 / NAP	Mortgage Rate		4.4750%
Appraised Value	$25,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$2,976,234	Borrower Sponsor(2)	Kenneth D. Lawrence, Michael E. Novelli, James G. Wood, David H. Meaden
Underwritten Expenses	$1,520,995	Escrows
Underwritten Net Operating Income (NOI)	$1,455,239		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,416,739	Taxes	$0	$40,231
Cut-off Date LTV Ratio	76.9%	Insurance	$68,348	$6,509
Maturity Date LTV Ratio(1)	64.7%	Replacement Reserves	$500,000	$3,208
DSCR Based on Underwritten NOI / NCF	1.24x / 1.21x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.5% / 7.3%	Other(3)	$10,650	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,300,000	76.1%	Purchase Price	$24,475,000	96.5%
Principal’s New Cash Contribution	6,040,741	23.8	Reserves	578,998	2.3
Other Sources	35,000	0.1	Closing Costs	321,743	1.3
Total Sources	$25,375,741	100.0%	Total Uses	$25,375,741	100.0%
(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $27,300,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $25,100,000, is 70.3%.

(2)	Kenneth D. Lawrence, Michael E. Novelli, James G. Wood, and David H. Meaden are the non-recourse carveout guarantors under The Hampton Loan.
(3)	Other reserve represents a deferred maintenance reserve ($10,650).

The following table presents certain information relating to the units and rent at the The Hampton Property:

Unit Type	Occupied Units(1)	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent per Unit(1)
2 Bed / 1 Bath	24	0	24	935	$1,025	$295,200	$897	$258,192
2 Bed / 2 Bath	53	1	54	1,027	1,055	671,039	934	594,336
1 Bed / 1 Bath	226	4	230	624	853	2,311,980	724	1,962,960
Total / Wtd. Avg.	303	5	308	719	$901	$3,278,219	$774	$2,815,488

Source: As provided by the borrower.
(1)	Yearly rents are calculated based on currently occupied units per the rent roll dated September 19, 2014.

The following table presents certain information relating to historical leasing at the The Hampton  Property:

Historical Leased %(1)
2011	2012	2013	As of 9/19/2014
93.2%	92.5%	94.1%	98.4%

(1)	As provided by the borrower which reflects average occupancy as of December 31 for each respective year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

THE HAMPTON

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the The Hampton Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 8/31/2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,342,659	$2,535,478	$2,707,317	$2,795,095	$2,815,488	$9,141
Gross Up Vacancy	0	0	0	0	53,581	174
Goss Potential Rent	$2,342,659	$2,535,478	$2,707,317	$2,795,095	$2,869,069	$9,315
Vacancy, Credit Loss & Concessions	(160,020)	(189,653)	(161,027)	(140,453)	(171,103)	(556)
Total Rent Revenue	$2,182,639	$2,345,825	$2,546,289	$2,654,642	$2,697,966	$8,760
Other Revenue (3)	244,962	327,915	265,672	278,267	278,267	903
Effective Gross Income	$2,427,601	$2,673,740	$2,811,962	$2,932,910	$2,976,234	$9,663

Total Operating Expenses	$1,131,782	$1,134,220	$1,235,287	$1,289,051	$1,520,995	$4,938

Net Operating Income	$1,295,819	$1,539,521	$1,576,674	$1,643,859	$1,455,239	$4,725
Replacement Reserves	0	0	0	0	38,500	125
Net Cash Flow	$1,295,819	$1,539,521	$1,576,674	$1,643,859	$1,416,739	$4,600

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the September 19, 2014 rent roll.
(3)	Other Revenue includes late fees, miscellaneous income, and re-letting fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NY & NJ MIXED USE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$17,250,000
Property Type	Various	Cut-off Date Principal Balance per SF		$197.52
Size (SF)	87,334	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 10/5/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/5/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.2300%
Appraised Value	$31,900,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		84
		Borrower Sponsor(1)	Lawrence Jemal
Underwritten Revenues	$3,104,684
Underwritten Expenses	$1,040,979	Escrows
Underwritten Net Operating Income (NOI)	$2,063,705		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,931,326	Taxes	$153,730	$51,243
Cut-off Date LTV Ratio	54.1%	Insurance	$60,338	$10,056
Maturity Date LTV Ratio	54.1%	Replacement Reserves	$0	$1,587
DSCR Based on Underwritten NOI / NCF	2.79x / 2.61x	TI/LC(2)	$250,000	$0
Debt Yield Based on Underwritten NOI / NCF	12.0% / 11.2%	Other(3)	$189,537	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,250,000	99.5%	Loan Payoff	$11,891,272	68.9%
Other Sources	90,000	0.5	Principal Equity Distribution	4,148,962	24.1
			Closing Costs	653,605	3.8
			Reserves	646,161	3.7
Total Sources	$17,340,000	100.0%	Total Uses	$17,340,000	100.0%

(1)	Lawrence Jemal is the non-recourse carveout guarantor under the NY & NJ Mixed Use Portfolio Loan.
(2)	The TI/LC reserve is capped at $250,000.
(3)
The Other upfront reserve amount is comprised of (i) $95,070 for deferred maintenance, (ii) $52,800 for costs associated with obtaining valid certificates of occupancy for two of the properties in the NY & NJ Mixed Use Portfolio and (iii) $41,667 for unfunded obligations owed to Guitar Center.

The following table presents certain information relating to the NY & NJ Mixed Use Portfolio Properties:
Property Name	Property Type	City	State	Total GLA	Occupancy(1)	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF
162-24 Jamaica Avenue	Mixed Use	Queens	NY	42,179	100.0%	$8,597,962	49.8%	1930 / NAP	$15,900,000	$810,615
300 US Highway 202	Retail	Raritan	NJ	22,206	100.0%	3,514,890	20.4	1990 / NAP	6,500,000	476,761
2600 Flatbush Avenue	Retail	Brooklyn	NY	11,149	100.0%	2,920,063	16.9	1965 / NAP	5,400,000	341,395
2706 Route 22	Retail	Union	NJ	11,800	100.0%	2,217,085	12.9	1986 / NAP	4,100,000	302,556
Total / Wtd. Avg.				87,334	100.0%	$17,250,000	100.0%		$31,900,000	$1,931,326

(1)	Occupancy is as of October 5, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NY & NJ MIXED USE PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the NY & NJ Mixed Use Portfolio Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
NYC - Dept of Probation	NR / NR / NR	25,879	29.6%	$569,338	21.1%	22.00	7/31/2020	2, 5-year options
Children’s Place	NR / NR / NR	5,500	6.3	563,160	20.9	102.39	2/29/2024	2, 5-year options
Sam Ash Music	NR / NR / NR	11,149	12.8	400,000	14.8	35.88	6/30/2018	NA
Party City	NR / NR / NR	11,800	13.5	359,310	13.3	30.45	12/31/2016	1, 4-year option
Guitar Center	NR / NR / NR	13,364	15.3	314,054	11.6	23.50	10/31/2022	2, 5-year options
Vitamin Shop	NR / NR / NR	4,766	5.5	171,576	6.4	36.00	6/30/2015	2, 5-year options
Save a Thon	NR / NR / NR	6,000	6.9	120,000	4.4	20.00	8/31/2017	NA
FedEx Kinkos	NR / NR / NR	4,076	4.7	89,672	3.3	22.00	6/30/2019	1, 5-year option
NY Therapeutic	NR / NR / NR	4,100	4.7	82,000	3.0	20.00	4/30/2020	NA
California Fashion	NR / NR / NR	700	0.8	30,000	1.1	42.86	11/1/2014	NA
Ten Largest Owned Tenants		87,334	100.0%	$2,699,110	100.0%	$30.91
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		87,334	100.0%	$2,699,110	100.0%	$30.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the NY & NJ Mixed Use Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
MTM	700	0.8%	0.8%	$30,000	1.1%	$42.86	1
2015	4,766	5.5	6.3%	171,576	6.4	36.00	1
2016	11,800	13.5	19.8%	359,310	13.3	30.45	1
2017	6,000	6.9	26.6%	120,000	4.4	20.00	1
2018	11,149	12.8	39.4%	400,000	14.8	35.88	1
2019	4,076	4.7	44.1%	89,672	3.3	22.00	1
2020	29,979	34.3	78.4%	651,338	24.1	21.73	2
2021	0	0.0	78.4%	0	0.0	0.00	0
2022	13,364	15.3	93.7%	314,054	11.6	23.50	1
2023	0	0.0	93.7%	0	0.0	0.00	0
2024	5,500	6.3	100.0%	563,160	20.9	102.39	1
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	87,334	100.0%		$2,699,110	100.0%	$30.91	10

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the NY & NJ Mixed Use Portfolio Properties:

Historical Leased %(1)
Property Name	2011	2012	2013	As of 10/5/2014
162-24 Jamaica Avenue	NAP	NAP	99.6%	100.0%
300 US Highway 202	100.0%	100.0%	100.0%	100.0%
2600 Flatbush Avenue	100.0%	100.0%	100.0%	100.0%
2706 Route 22	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NY & NJ MIXED USE PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at NY & NJ Mixed Use Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 9/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$2,152,747	$2,352,255	$2,522,943	$2,540,552	$2,540,552	$29.09
Contractual Rent Steps(2)	0	0	0	0	158,558	1.82
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$2,152,747	$2,352,255	$2,522,943	$2,540,552	$2,699,110	$30.91
Total Reimbursables	295,046	509,219	475,294	522,971	568,978	6.51
Other Income	0	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(163,404)	(1.87)
Effective Gross Income	$2,447,793	$2,861,474	$2,998,237	$3,063,523	$3,104,684	$35.55

Real Estate Taxes	532,916	547,369	575,705	583,387	599,528	6.86
Insurance	52,300	42,017	42,940	41,104	48,357	0.55
Management Fee	73,434	85,844	89,947	91,906	93,141	1.07
Other Operating Expenses	182,484	226,503	248,295	202,091	299,954	3.43
Total Operating Expenses	$841,134	$901,733	$956,887	$918,488	$1,040,979	$11.92

Net Operating Income	$1,606,659	$1,959,741	$2,041,350	$2,145,035	$2,063,705	$23.63
TI/LC	0	0	0	0	109,714	1.26
Replacement Reserves	0	0	0	0	22,664	0.26
Net Cash Flow	$1,606,659	$1,959,741	$2,041,350	$2,145,035	$1,931,326	$22.11

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through November 1, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

808 WEST APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Cullowhee, North Carolina	Cut-off Date Principal Balance	$16,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Bed	$52,547.77
Size (Beds)	314	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 12/11/2014	99.7%	Number of Related Mortgage Loans(1)	None
Owned Occupancy as of 12/11/2014	99.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1966, 1975, 2013-2014 / NAP	Mortgage Rate	4.3500%
Appraised Value	$22,525,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Borrower Sponsor(1)	SCAustin, LLC, Scott A. Austin, John Rudolph and JE Austin & Associates II, LLC
Underwritten Revenues	$2,090,883
Underwritten Expenses	$687,015	Escrows
Underwritten Net Operating Income (NOI)	$1,403,868	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,370,443	Taxes	$1,985	$1,985
Cut-off Date LTV Ratio	73.3%	Insurance	$8,004	$4,002
Maturity Date LTV Ratio	63.9%	Replacement Reserves	$0	$3,271
DSCR Based on Underwritten NOI / NCF	1.42x / 1.39x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.3%	Other(2)	$143,598	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,500,000	100.0%	Loan Payoff	$10,977,343	66.5%
			Principal Equity Distribution	5,026,106	30.5
			Closing Costs	342,965	2.1
			Reserves	153,587	0.9
Total Sources	$16,500,000	100.0%	Total Uses	$16,500,000	100.0%

(1)	SCAustin, LLC, Scott A. Austin, John Rudolph and JE Austin & Associates II, LLC are the non-recourse carveout guarantors under the 808 West Apartments Loan.
(2)	Other upfront reserves represent a deferred maintenance reserve ($143,598).

The following table presents certain information relating to the units and rent at the 808 West Apartments Property:
Unit Type	# of Beds	Average SF per Bed	Monthly Market Rent per Bed(1)	Monthly Actual Rent per Bed(2)	Underwritten Monthly Bed	Underwritten Rent
1 Bed / 1 Bath	12	700	$622	$622	$622	$89,520
2 Bed / 2 Bath	124	922	$595	$595	$595	885,360
3 Bed / 3 Bath	114	1186	$565	$565	$565	772,680
4 Bed / 4 Bath	64	1483	$545	$545	$545	418,560
Total / Wtd. Avg.	314	1,124	$575	$575	$575	$2,166,120

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the 808 West Apartments Property:

Historical Leased %(1)(2)
2012	2013	As of 12/11/2014
NAP	NAP	99.7%

(1)	As provided by the borrower.
(2)
The 808 West Apartments Property is comprised of six buildings, four of which were constructed in 2013 (172 beds) and 2014 (134 beds). The remaining two buildings (8 beds) were constructed in 1966/1975 and were renovated by the buyer/developer in 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

808 WEST APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 808 West Apartments Property:

Cash Flow Analysis(1)
	TTM 11/30/2014(2)	Underwritten	Underwritten $ per Bed
Base Rent	$1,493,347	$2,166,120	$6,898
Gross Up Vacancy	0	0	0
Goss Potential Rent	$1,493,347	$2,166,120	$6,898
Vacancy, Credit Loss & Concessions	(47,570)	(136,486)	(435)
Total Rent Revenue	$1,445,777	$2,029,634	$6,464
Other Revenue(3)	65,397	61,249	195
Effective Gross Income	$1,511,174	$2,090,883	$6,659

Total Operating Expenses	$512,156	$687,015	$2,188

Net Operating Income	$999,018	$1,403,868	$4,471
Replacement Reserves(4)	0	33,425	106
Net Cash Flow	$999,018	$1,370,443	$4,364

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	TTM 11/30/2014 financials are based on 8.5 months during the 2013-2014 school year with 172 beds, and 3.5 months during the 2014-2015 school year with 314 beds.
(3)	Other revenue includes administrative and redecorating fees, damage fees, late fees, pet fees, insufficient funds fees and other miscellaneous revenues.
(4)	Underwritten replacement reserves of $106 per bed are based on the property condition report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KINGS MOUNTAIN INDUSTRIAL

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Kings Mountain, North Carolina	Cut-off Date Principal Balance(1)(2)	$16,200,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(1)	$28.14
Size (SF)	575,718	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 10/1/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2014	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1999 / 2014	Mortgage Rate	4.5770%
Appraised Value	$27,100,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)(3)	NAP
Original Interest Only Period (Months)(3)	120
Underwritten Revenues	$2,019,616	Borrower Sponsor(4)	Hartz Financial Corp.
Underwritten Expenses	$344,151	Escrows
Underwritten Net Operating Income (NOI)	$1,675,464	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,495,945	Taxes(5)	$0	$0
Cut-off Date LTV Ratio(1)	59.8%	Insurance(5)	$0	$0
Maturity Date LTV Ratio(1)	59.5%	Replacement Reserves(5)	$0	$0
DSCR Based on Underwritten NOI / NCF(1)(3)	2.23x / 1.99x	TI/LC(6)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.3% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$16,200,000	60.7%	Purchase Price	$26,291,117	98.5%
Principal’s New Cash Contribution	6,943,512	26.0	Closing Costs	402,395	1.5
B-Note(7)	3,500,000	13.1
Other Sources	50,000	0.2
Total Sources	$26,693,512	100.0%	Total Uses	$26,693,512	100.0%

(1)	Calculated based on the balance of the Kings Mountain Industrial Loan and excluding the subordinate companion loan.
(2)
The Cut-off Date Principal Balance of $16,200,000 represents a non-controlling Note A, which comprises a portion of, and controls the servicing of, a $19,700,000 loan combination evidenced by the Kings Mountain Industrial Loan and a subordinate companion loan in the original amount of $3,500,000 (the “Kings Mountain Industrial Loan Combination”).  The subordinate companion loan, evidenced by a controlling Note B, is currently held by a third party that is unaffiliated with any party to this securitization transaction (the “Kings Mountain Industrial Subordinate Companion Loan”).  Prior to the occurrence and continuance of an applicable subordinate companion loan control termination event, the holder of the Kings Mountain Industrial Subordinate Companion Loan has certain consent and consultation rights with respect to certain major decisions and other matters with respect to the Kings Mountain Industrial Mortgage Loan Combination.

(3)
The Kings Mountain Industrial Loan is interest-only for the first 117 payments and requires amortization payments thereafter as set forth on Annex G to the Free Writing Prospectus.  The DSCR Based on Underwritten NOI / NCF is based on the interest only payments.

(4)	Hartz Financial Corp. is the non-recourse carveout guarantor under the Kings Mountain Industrial Loan.
(5)	Taxes, Insurance, and Replacement Reserves will be collected monthly upon the occurrence of (i) an event of default under the Kings Mountain Industrial Loan or (ii) a Critical Tenant Trigger Event.
(6)
TI/LC reserve will be collected monthly upon (i) Hanesbrands, Inc. (the “Critical Tenant”) giving notice of its intention to not extend or renew the Critical Tenant lease, (ii) on or prior to 12 months prior to the then applicable expiration date under the Critical Tenant lease, Critical Tenant failing to give notice of its election to renew the Critical Tenant lease, (iii) an event of default under the Critical Tenant lease beyond any applicable notice and/or cure periods, or (v) a bankruptcy action of the Critical Tenant (each, a “Critical Tenant Trigger Event”).

(7)
The Kings Mountain Industrial Loan Combination has a 360-month amortization schedule.  Prior to an event of default under the Kings Mountain Industrial Loan, all amortization payments on the Kings Mountain Industrial Loan Combination are applied to the Kings Mountain Industrial Subordinate Companion Loan, resulting in such companion loan being fully-amortized by month 118 of the Kings Mountain Industrial Loan term.  Amortization payments thereafter are applied to the Kings Mountain Industrial Loan as set forth on Annex G to the Free Writing Prospectus.

The following table presents certain information relating to the tenant at the Kings Mountain Industrial Property:
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Hanesbrands, Inc.	BB+ / Ba2 / BB	575,718	100.0%	$1,577,467	100.0%	$2.74	9/30/2024	2, 5-year options
Total / Wtd. Avg.		575,718	100.0%	$1,577,467	100.0%	$2.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KINGS MOUNTAIN INDUSTRIAL

The following table presents certain information relating to the lease rollover schedule at the Kings Mountain Industrial Property:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	575,718	100.0	100.0%	1,577,467	100.0	2.74	1
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	575,718	100.0%		$1,577,467	100.0%	$2.74	1

(1)	Calculated based on approximate square footage occupied by the sole Tenant.

The following table presents certain information relating to historical leasing at the Kings Mountain Industrial Property:

Historical Leased %(1)
	2011	2012	2013	As of 10/1/2014
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy as of December 31 for each respective year unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Kings Mountain Industrial Property:

Cash Flow Analysis(1)
	2011	2012	2013	T5 Annualized 5/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,238,135	$1,370,555	$1,290,268	$1,313,057	$1,577,467	$2.74
Straight Line Rent	0	0	0	0	149,815	0.26
Total Rent	$1,238,135	$1,370,555	$1,290,268	$1,313,057	$1,727,283	$3.00
Total Reimbursables	114,781	114,781	158,108	9,202	344,151	0.60
Less Vacancy & Credit Loss(3)	0	0	0	0	(51,818)	(0.09)
Effective Gross Income	$1,352,916	$1,485,336	$1,448,376	$1,322,258	$2,019,616	$3.51

Total Operating Expenses	$175,080	$179,682	$199,369	$63,290	$344,151	$0.60

Net Operating Income	$1,177,836	$1,305,654	$1,249,007	$1,258,968	$1,675,464	$2.91
TI/LC	0	0	0	0	75,890	0.13
Capital Expenditures	0	0	0	0	103,629	0.18
Net Cash Flow	$1,177,836	$1,305,654	$1,249,007	$1,258,968	$1,495,945	$2.60

(1)
Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of October 1, 2014.
(3)	Vacancy & Credit Loss is based on 3% of Base Rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

REUNION PARK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RCMC
Location (City/State)	Austin, Texas	Cut-off Date Principal Balance		$15,250,000
Property Type	Office	Cut-off Date Principal Balance per SF		$123.68
Size (SF)	123,306	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 10/1/2014	87.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2014	87.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 / 2014	Mortgage Rate		4.3650%
Appraised Value	$21,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		48
		Borrower Sponsor(2)	Daniel Warman, Allan Serviansky, Robert Oppenheim and Sheldon David Kahn
Underwritten Revenues	$2,861,477
Underwritten Expenses	$1,454,027	Escrows
Underwritten Net Operating Income (NOI)	$1,407,450		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,284,144	Taxes	$32,023	$32,023
Cut-off Date LTV Ratio	70.0%	Insurance	$3,427	$1,713
Maturity Date LTV Ratio(1)	58.0%	Replacement Reserves(3)	$0	$2,055
DSCR Based on Underwritten NOI / NCF	1.54x / 1.41x	TI/LC(4)	$367,092	$8,221
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.4%	Other(5)	$268,456	$1,386

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,250,000	69.4%	Purchase Price	$20,672,567	94.0%
Principal’s New Cash Contribution	6,738,417	30.6	Reserves	670,997	3.1
			Closing Costs	644,853	2.9

Total Sources	$21,988,417	100.0%	Total Uses	$21,988,417	100.0%

(1)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $23,500,000. Based on the “as is” appraised value, the Maturity Date LTV ratio is 62.5%
(2)	Daniel Warman, Allan Serviansky, Robert Oppenheim and Sheldon David Kahn are the non-recourse carveout guarantors under the Reunion Park Loan.
(3)	The Replacement Reserves cap is $73,980.
(4)
Monthly deposits into the rollover reserve is not required if (i) there is no event of default under the Reunion Park Loan, (ii) occupancy is at least 75.0% and (iii) the rollover reserve is greater than or equal to $295,956.

(5)	Upfront Other reserve is comprised of a rent concession reserve ($268,456). Monthly Other reserve is comprised of monthly deposits of $1,386 until October 2019 into the signature science 2019 reserve.

The following table presents certain information relating to the tenants at the Reunion Park Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Signature Science	NR / NR / NR	48,991	39.7%	$680,155	42.3%	$13.88	10/25/2024	2, 5-year options
Strayer University	NR / NR / NR	16,778	13.6	293,615	18.3	17.50	12/31/2016	1, 5-year option
Physician Reliance	NR / NR / NR	15,768	12.8	240,462	15.0	15.25	6/30/2019	2, 5-year options
Texas Nurses Association	NR / NR / NR	16,412	13.3	213,356	13.3	13.00	1/31/2021	1, 5-year option
DiSorbo(2)	NR / NR / NR	8,257	6.7	148,632	9.2	18.00	9/30/2020	NA
Texas Health Institute	NR / NR / NR	1,882	1.5	31,053	1.9	16.50	11/30/2018	1, 5-year option
Tenants		108,088	87.7%	$1,607,273	100.0%	$14.87
Vacant		15,218	12.3	0	0.0	0.00
Total / Wtd. Avg. All Tenants		123,306	100.0%	$1,607,273	100.0%	$14.87

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
DiSorbo is currently in occupancy of 4,504 SF and is expanding into approximately 3,753 SF under a lease with a co-terminus expiration date in September 2020.  The start date   on the additional space is April 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

REUNION PARK

The following table presents the lease rollover schedule at the Reunion Park Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	16,778	13.6	13.6%	293,615	18.3	17.50	1
2017	0	0.0	13.6%	0	0.0	0.00	0
2018	1,882	1.5	15.1%	31,053	1.9	16.50	1
2019	15,768	12.8	27.9%	240,462	15.0	15.25	1
2020	8,257	6.7	34.6%	148,632	9.2	18.00	1
2021	16,412	13.3	47.9%	213,356	13.3	13.00	1
2022	0	0.0	47.9%	0	0.0	0.00	0
2023	0	0.0	47.9%	0	0.0	0.00	0
2024	48,991	39.7	87.7%	680,155	42.3	13.88	1
2025	0	0.0	87.7%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	87.7%	0	0.0	0.00	0
Vacant	15,218	12.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	123,306	100.0%		$1,607,273	100.0%	$14.87	6

The following table presents certain information relating to historical leasing at the Reunion Park Property:

Historical Leased %(1)
2012	2013	As of 10/1/2014
64.8%	72.8%	87.7%

(1)	As provided by the borrower which reflects average occupancy for the specified year unless indicated otherwise.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Reunion Park Property:

Cash Flow Analysis(1)
	2011	2012	2013	T9 9/30/2014 Annualized	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,493,408	$1,531,941	$1,571,552	$1,675,436	$1,607,273	$13.03
Gross Up	0	0	0	0	258,706	2.10
Expense Reimbursement	767,718	868,150	980,553	1,286,636	1,254,204	10.17
Potential Gross Income	$2,261,126	$2,400,091	$2,552,105	$2,962,072	$3,120,183	$25.30
Other Income	5,354	906	178	667	0	0.00
Vacancy & Credit Loss	(490,069)	(452,338)	(458,530)	(351,388)	(258,706)	(2.10)
Effective Gross Income	$1,776,411	$1,948,659	$2,093,753	$2,611,351	$2,861,477	$23.21

Real Estate Taxes	$262,572	$240,692	$306,253	$345,816	$440,165	$3.57
Insurance	20,978	20,384	29,860	12,772	20,561	0.17
Management Fees	70,378	75,891	62,367	77,893	114,459	0.93
Other Operational Expenses	762,269	777,825	930,162	873,032	878,842	7.13
Total Operating Expenses	$1,116,197	$1,114,792	$1,328,642	$1,309,513	$1,454,027	$11.79

Net Operating Income(3)	$660,214	$833,867	$765,111	$1,301,837	$1,407,450	$11.41
TI/LC	0	0	0	0	98,645	0.80
Replacement Reserves	0	0	0	0	24,661	0.20
Net Cash Flow(3)	$660,214	$833,867	$765,111	$1,301,837	$1,284,144	$10.41

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of October 1, 2014 and contractual rent steps through November 1, 2015.
(3)
Underwritten Net Operating Income and Net Cash Flow is greater than the historical Net Operating Income and Net Cash Flow primarily due to new leasing at the property.  In June 2011, the largest tenant, Signature Science, expanded by approximately 13,134 SF (10.7% of GLA); in 2013, two new leases totaling approximately 18,294 SF (14.8% of GLA) were signed; in 2014, two new leases totaling approximately 20,272 SF (16.4% of GLA) and in 2015, the fifth largest tenant, DiSorbo, signed a lease to expand by approximately 3,753 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHVILLE WOODS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Northville, Michigan	Cut-off Date Principal Balance	$15,020,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$54,817.52
Size (Units)	274	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 9/22/2014	92.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/22/2014	92.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1972,1988 / NAP	Mortgage Rate	4.4500%
Appraised Value	$20,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(2)	David Sillman and Sheldon Yellen
Underwritten Revenues	$2,714,652
Underwritten Expenses	$1,359,744	Escrows
Underwritten Net Operating Income (NOI)	$1,354,908	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,274,352	Taxes	$86,715	$28,905
Cut-off Date LTV Ratio	75.1%	Insurance	$20,783	$6,928
Maturity Date LTV Ratio(1)	54.0%	Replacement Reserves(3)	$0	$6,713
DSCR Based on Underwritten NOI / NCF	1.49x / 1.40x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.5%	Other(4)	$42,090	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,020,000	78.0%	Purchase Price	$18,775,000	97.5%
Principal’s New Cash Contribution	3,512,130	18.2	Closing Costs	332,678	1.7
Other Sources	725,136	3.8	Reserves	149,588	0.8
Total Sources	$19,257,266	100.0%	Total Uses	$19,257,266	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $25,450,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $20,000,000, is 68.7%.

(2)	David Sillman and Sheldon Yellen are the non-recourse carveout guarantors under the Northville Woods Loan.
(3)	Replacement Reserves are capped at $241,668.
(4)	Other upfront reserve represents an immediate repairs reserve in the amount of $42,090.

The following table presents certain information relating to the units and rent at the Northville Woods Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Monthly Actual Rent per Unit(3)	Yearly Actual Rent(3)
1 Bed / 1 Bath (Type A)	10	2	12	701	$900	$108,000	$800	$95,940
1 Bed / 1 Bath (Type B)	12	0	12	756	900	129,600	842	121,200
1 Bed / 1 Bath (Type C)	54	8	62	836	800	518,400	726	470,760
2 Bed / 1 Bath (Type A)	49	1	50	1,015	900	529,200	801	470,724
2 Bed / 2 Bath (Type A)	52	6	58	1,076	950	592,800	832	519,012
2 Bed / 2 Bath (Type B)	22	2	24	1,125	1,075	283,800	1,008	266,124
2 Bed / 2 Bath (Type C)	24	0	24	1,187	1,075	309,600	1,059	304,956
3 Bed / 2 Bath (Type A)	30	2	32	1,286	1,100	396,000	1,058	380,808
Total / Wtd. Avg.	253	21	274	1,019	$942	$2,867,400	$866	$2,629,524

(1)	As provided by the borrower.
(2)	Source: Appraisal.
(3)	Actual rents are calculated based on currently occupied units per the rent roll dated September 22, 2014.

The following table presents certain information relating to historical leasing at the Northville Woods Property:

Historical Leased %(1)
	2012	2013	As of 9/22/2014
Owned Space	91.2%	93.3%	92.3%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHVILLE WOODS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Northville Woods Property:

Cash Flow Analysis(1)
	2012	2013	TTM 9/30/2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,543,855	$2,673,951	$2,781,251	$2,629,524	$9,597
Utility Reimbursements	80,738	86,590	86,207	86,207	315
Gross Up Vacancy	0	0	0	229,800	839
Gross Potential Rent	$2,624,593	$2,760,541	$2,867,458	$2,945,531	$10,750
Vacancy, Credit Loss & Concessions	(324,225)	(237,957)	(306,366)	(372,117)	(1,358)
Total Rent	$2,300,368	$2,522,584	$2,561,092	$2,573,414	$9,392
Other Income(3)	145,341	156,833	153,560	141,238	515
Effective Gross Income	$2,445,709	$2,679,417	$2,714,652	$2,714,652	$9,907

Real Estate Taxes	$332,482	$332,786	$331,011	$342,770	$1,251
Insurance	82,010	71,171	70,535	79,173	289
Management Fee	73,685	80,349	81,656	81,440	297
Other Expenses	900,187	920,893	947,173	856,362	3,125
Total Operating Expenses	$1,388,364	$1,405,199	$1,430,375	$1,359,744	$4,963

Net Operating Income	$1,057,345	$1,274,218	$1,284,277	$1,354,908	$4,945
Replacement Reserves	0	0	0	80,556	294
Net Cash Flow	$1,057,345	$1,274,218	$1,284,277	$1,274,352	$4,651

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the September 22, 2014 rent roll.
(3)	Other Income consists of late/application fees, pet income, laundry income, parking income, etc.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NEW CARROLLTON WOODS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Riverdale, Maryland	Cut-off Date Principal Balance		$15,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$94,339.62
Size (Units)	159	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 8/31/2014	96.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/31/2014	96.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1973 / 2007	Mortgage Rate		4.7100%
Appraised Value	$25,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		84
		Borrower Sponsor(1)	Michael B. Gross and Douglas Margerum
Underwritten Revenues	$2,437,336
Underwritten Expenses	$1,053,805	Escrows
Underwritten Net Operating Income (NOI)	$1,383,531		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,343,781	Taxes	$15,884	$15,884
Cut-off Date LTV Ratio	60.0%	Insurance	$41,664	$5,952
Maturity Date LTV Ratio	57.2%	Replacement Reserves	$0	$3,313
DSCR Based on Underwritten NOI / NCF	1.48x / 1.44x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.2% / 9.0%	Other(2)	$25,438	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,000,000	99.7%	Loan Payoff	$13,490,070	89.7%
Other Sources	40,000	0.3	Principal Equity Distribution	1,179,529	7.8
			Closing Costs	287,415	1.9
			Reserves	82,986	0.6
Total Sources	$15,040,000	100.0%	Total Uses	$15,040,000	100.0%

(1)	Michael B. Gross and Douglas Margerum are the non-recourse carveout guarantors under the New Carrollton Woods Loan.
(2)	Other upfront reserve represents deferred maintenance reserve in the amount of $25,438.

The following table presents certain information relating to the units and rent at the New Carrollton Woods Property:
Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	Average SF per Unit (2)	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Monthly Actual Rent per Unit(3)	Yearly Actual Rent(3)
1 Bed / 1 Bath	36	0	36	607	$1,114	$481,320	$1,102	$476,064
2 Bed / 1 Bath	23	4	27	762	1,329	366,722	1,283	353,976
2 Bed Deluxe	59	1	60	754	1,300	920,400	1,284	908,988
3 Bed / 1 Bath	27	0	27	921	1,472	476,940	1,414	458,208
3 Bed Townhome	9	0	9	980	1,738	187,680	1,638	176,856
Total / Wtd. Avg.	154	5	159	763	$1,317	$2,433,062	$1,285	$2,374,092

(1)	As provided by the borrower.
(2)	Source: Appraisal.
(3)	Actual rents are calculated based on currently occupied units per the rent roll dated August 31, 2014.

The following table presents certain information relating to historical leasing at the New Carrollton Woods Property:

Historical Leased %(1)
2011	2012	2013	As of 8/31/2014
93.6%	89.0%	93.7%	96.9%

(1)	As provided by the borrower and represents average occupancy for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NEW CARROLLTON WOODS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the New Carrollton Woods Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,279,675	$2,323,150	$2,393,290	$2,427,949	$2,374,092	$14,931
Gross Up Vacancy	0	0	0	0	83,400	525
Gross Potential Rent	$2,279,675	$2,323,150	$2,393,290	$2,427,949	$2,457,492	$15,456
Vacancy, Credit Loss & Concessions	(145,789)	(255,928)	(150,022)	(153,651)	(159,550)	(1,003)
Total Rent	$2,133,886	$2,067,222	$2,243,268	$2,274,298	$2,297,942	$14,452
Other Income(3)	88,157	88,841	101,936	139,394	139,394	877
Effective Gross Income	$2,222,043	$2,156,063	$2,345,204	$2,413,692	$2,437,336	$15,329

Real Estate Taxes	$169,714	$177,111	$188,052	$186,345	$186,345	$1,172
Insurance	61,800	61,800	61,800	65,100	68,023	428
Management Fee	89,005	86,536	93,729	96,667	97,493	613
Other Expenses	765,168	688,153	714,448	701,944	701,944	4,415
Total Operating Expenses	$1,085,687	$1,013,600	$1,058,029	$1,050,056	$1,053,805	$6,628

Net Operating Income	$1,136,356	$1,142,463	$1,287,175	$1,363,636	$1,383,531	$8,701
Replacement Reserves	39,756	39,756	39,756	39,803	39,750	250
Net Cash Flow	$1,096,600	$1,102,707	$1,247,419	$1,323,833	$1,343,781	$8,451

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the August 31, 2014 rent roll.
(3)	Other Income consists of late/legal fees, pet income, laundry income, parking income, etc.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states are required to impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm. If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.  Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities. None of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, credit institutions, investment firms or the other types of EEA regulated investors mentioned above are unlikely to be able to hold the certificates. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

—
Section 939A of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the U.S. federal banking agencies to modify their existing regulations to remove any reliance on credit ratings including, but not limited to, the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions, and the federal banking agencies’ risk-based capital guidelines regulations.  As a general rule, national banks are permitted to invest only in “investment grade” instruments, which under pre-existing regulations has been determined based on the credit ratings assigned to these instruments.  These national bank investment-grade standards are incorporated into statutes and regulations governing the investing authority of most state banks, and thus most state banks are required to adhere to these same investment grade standards.  In June 2012, the regulator of national banks (the Office of the Comptroller of the Currency) revised its regulatory definition of “investment grade” to require a bank’s determination regarding whether “the issuer of a security has adequate capacity to meet financial commitments under the security for the projected life of the asset or exposure.”  While national banks may continue to consider credit ratings, they may not rely exclusively on such ratings and must conduct separate due diligence to confirm the investment grade of the instruments.  These changes became fully effective January 1, 2013.  In addition, new capital regulations were issued by the banking regulators in July 2013 that determine the capital requirements of banks and bank holding companies without reference to the credit ratings assigned to the investment securities they hold and these capital regulations began phasing in on January 1, 2014.  As a result of these new regulations, investments in CMBS by depository institutions and their holding companies may result in greater capital charges to these financial institutions, and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes and the attractiveness of investments in CMBS for such entities.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds.  The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013 and became effective on April 1, 2014.  Conformance with the Volcker Rule and its implementing regulations is required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension).  In the interim, banking entities must make good-faith efforts to conform their activities and investments to the Volcker Rule.  Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.  The general effects of the Volcker Rule remain uncertain.  Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

—
Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity  typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. However, in the case of each of Redwood Commercial Mortgage Corporation and RAIT Funding, LLC, a parent of such entity will guarantee such entity’s repurchase and substitution obligations under the related mortgage loan purchase agreement. We cannot assure you that the applicable sponsor (or the guarantor as described above) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses
—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

—
In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—
An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

—
Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC.  If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well.  The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).   The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor.  However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive.  Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■
Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, a Directing Holder, the Controlling Class Representative, any Serviced Companion Loan Holders and Mezzanine Lenders

—
The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a serviced companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a serviced companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—
The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—
The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans.  The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—
The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—
The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—
The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—
If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—
In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—
Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—
The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—
State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local  and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, Morgan Stanley & Co. LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.